
                                                                   EXHIBIT 10.12




                            ASSET PURCHASE AGREEMENT

                                  by and among

                          DIGIRAD IMAGING SYSTEMS, INC.

                                       and

                          NUCLEAR IMAGING SYSTEMS, INC.

                                       and

                          CARDIOVASCULAR CONCEPTS, P.C.



                            dated September 29, 2000


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                                TABLE OF CONTENTS

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                                                                                PAGE
ARTICLE I. DEFINITIONS.............................................................2

         1.1      Defined Terms....................................................2
         1.2      Construction of Certain Terms and Phrases........................4

ARTICLE II. PURCHASE AND SALE OF ASSETS............................................4

         2.1      Purchase and Sale of Certain Assets of the Companies.............4
         2.2      Excluded Assets..................................................5
         2.3      Assumed Liabilities/Excluded Liabilities.........................5
         2.4      Purchase Price...................................................6
         2.5      Maintenance Escrow...............................................6
         2.6      Lease of Certain Equipment.......................................6
         2.7      Allocation of Aggregate Purchase Price...........................6
         2.8      Sales, Use and Other Taxes.......................................7
         2.9      [Omitted]........................................................7
         2.10     Real Property Leases.............................................7

ARTICLE III. REPRESENTATIONS AND WARRANTIES OF THE COMPANIES.......................8

         3.1      Organization of Nuclear Imaging Systems, Inc.....................8
         3.2      Organization of Cardiovascular Concepts, P.C.....................8
         3.3      Authority of the Companies.......................................8
         3.4      No Affiliates....................................................8
         3.5      No Conflicts.....................................................9
         3.6      Consents and Governmental Approvals and Filings..................9
         3.7      Books and Records................................................9
         3.8      Financial Statements.............................................9
         3.9      Notice to Creditors.............................................10
         3.10     No Adverse Changes..............................................10
         3.11     No Undisclosed Liabilities......................................11
         3.12     Purchased Assets................................................11
         3.13     Real Property...................................................12
         3.14     Licenses........................................................12
         3.15     Non-infringement................................................12
         3.16     Confidential Information........................................13
         3.17     Compliance with Law.............................................13
         3.18     Contracts.......................................................13
         3.19     [Omitted].......................................................13
         3.20     Inventory.......................................................14
         3.21     [Omitted].......................................................14
         3.22     Plants, Buildings, Structures, Facilities and Equipment.........14
         3.23     Customer Lists and Accounts.....................................14
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                                      -i-

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         3.24     Relationships with Suppliers and Licensors......................14
         3.25     Insurance.......................................................14
         3.26     Labor and Employment Relations..................................15
         3.27     Certain Employees...............................................15
         3.28     Absence of Certain Developments.................................16
         3.29     Permits.........................................................16
         3.30     Brokers.........................................................17
         3.31     Performance of Assumed Contracts................................17
         3.32     Material Misstatements and Omissions............................17

ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF Purchaser...........................17

         4.1      Organization of Purchaser.......................................17
         4.2      Authority of Purchaser..........................................18

ARTICLE V. COVENANTS OF THE COMPANIES.............................................18

         5.1      Maintenance of Business Prior to Closing........................18
         5.2      Investigation by Purchaser......................................19
         5.3      Consents........................................................19
         5.4      Notification of Certain Matters.................................20
         5.5      Best Efforts....................................................20
         5.6      Filings.........................................................20
         5.7      Public Announcements............................................20
         5.8      Employee Matters................................................20

ARTICLE VI. CONDITIONS TO THE OBLIGATIONS OF PURCHASER............................21

         6.1      Documents.......................................................21
         6.2      Bankruptcy Court Order..........................................22
         6.3      Representations, Warranties and Covenants.......................23
         6.4      No Actions or Proceedings.......................................23
         6.5      Material Adverse Effect.........................................23
         6.6      Consents........................................................23

ARTICLE VII. MISCELLANEOUS........................................................23

         7.1      Notices.........................................................23
         7.2      Entire Agreement................................................24
         7.3      Waiver..........................................................24
         7.4      Amendment.......................................................25
         7.5      No Third Party Beneficiary......................................25
         7.6      No Assignment; Binding Effect...................................25
         7.7      Headings........................................................25
         7.8      Severability....................................................25
         7.9      Governing Law...................................................25
         7.10     Arbitration and Venue...........................................25
         7.11     Consent to Jurisdiction and Forum Selection.....................26

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         7.12     Expense.........................................................26
         7.13     Construction....................................................26
         7.14     Counterparts....................................................26
         7.15     Further Assurances..............................................26

                                      -iii-

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                             SCHEDULES AND EXHIBITS


SCHEDULES

Schedule 2.1(a) Equipment, Leasehold Improvements, Hardware, Software & Other Operating Assets
Schedule 2.1(b)              Customer Lists and Accounts
Schedule 2.1(c)              Assumed Contracts
Schedule 2.1(d)              Permits & Radiation Materials Licenses
Schedule 2.1(g)              Pre-Paid Expenses and Deposits
Schedule 2.2                 Excluded Assets
Schedule 2.3                 Assumed Liabilities
Schedule 2.7                 Purchase Price Allocation
Schedule 5.10                List of Assets to be Used After Closing

DISCLOSURE SCHEDULE

EXHIBITS

Exhibit A                    Maintenance Escrow Agreement
Exhibit B                    Equipment Lease Agreement
Exhibit C                    Omitted
Exhibit D                    Omitted
Exhibit E                    Non-Competition Agreement
Exhibit F                    Omitted
Exhibit G                    Indemnity Agreement
Exhibit H                    Certificate of the Secretary of the Company
Exhibit I                    Radiation Safety Officer Services Agreement
Exhibit J                    MMC Services Agreement
Exhibit K                    Omitted
Exhibit L                    Consulting Agreement


                                      -iv-
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                            ASSET PURCHASE AGREEMENT


                  This Asset Purchase Agreement ("Agreement") is made and entered into as of September 29, 2000, by and among Digirad Imaging Systems, Inc., a Delaware corporation ("Purchaser") on the one hand, and Nuclear Imaging Systems, Inc., a Pennsylvania corporation and Cardiovascular Concepts, P.C. (together, the "Companies") on the other.


                                    RECITALS

                  WHEREAS, Nuclear Imaging Systems, Inc. is a debtor and debtor in possession in chapter 11 case no. 00-19698-BIF and Cardiovascular Concepts, P.C. is a debtor in chapter 11 case no. 00-19697-BIF, each pending in the United States Bankruptcy Court for the Eastern District of Pennsylvania (the "Bankruptcy Court"), and each of which bankruptcy cases are hereafter referred to as the "Bankruptcy Case" inasmuch as the two have been consolidated for administrative purposes, though not substantively consolidated;

                  WHEREAS, one or both of the Companies, as part of a larger business, operate a service that provides mobile delivery of diagnostic cardiac services, diagnostic imaging equipment and related technical services to physicians providing cardiology services (the "Mobile Business");

                  WHEREAS, Purchaser desires to purchase all assets of the Companies pertaining to the Mobile Business, on the terms and conditions set forth herein;

                  WHEREAS, Nuclear Imaging Systems, Inc. is believed to be the sole owner of the assets defined below as the "Purchased Assets", but in an abundance of caution Cardiovascular Concepts, P.C. is included as one of the two "Companies" selling all of its right, title and interest in the Purchased Assets to Purchaser subject to the terms and conditions set forth herein such that it is clear that Purchaser will acquire 100% of the Purchased Assets comprising the Mobile Business;

                  WHEREAS, Jeffrey Mandler ("Mandler") is the principal and sole shareholder of Nuclear Imaging Systems, Inc. and of Cardiovascular Concepts, P.C., and is himself a debtor in a chapter 11 case (the "Mandler Case") before the Bankruptcy Court;

                  WHEREAS, Medical Management Concepts, Inc. ("MMC") is a sister corporation of Nuclear Imaging Systems, Inc. and an affiliate of Cardiovascular Concepts, P.C.;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                       1
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                                   ARTICLE I.
                                  DEFINITIONS

         1.1 DEFINED TERMS. As used in this Agreement, the following defined terms have the meanings indicated below:

                  "ACTIONS OR PROCEEDINGS" means any action, suit, proceeding, arbitration, Order (as defined below), inquiry, hearing, assessment with respect to fines or penalties or litigation (whether civil, criminal, administrative, investigative or informal) commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental or Regulatory Authority (as defined below).

                  "ACQUISITION DOCUMENTS" means this Agreement and each of the other documents executed pursuant hereto or concurrently herewith.

                  "AFFILIATE" means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person.

                  "ASSETS AND PROPERTIES" and "ASSETS OR PROPERTIES" of any Person each means all assets and properties of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible, whether absolute, accrued, contingent, fixed or otherwise and wherever situated), including the goodwill related thereto, operated, owned or leased by such Person, including, without limitation, cash, cash equivalents, accounts and notes receivable, chattel paper, documents, instruments, general intangibles, real estate, equipment, inventory, goods and intellectual property.

                  "ASSUMED CONTRACTS" has the meaning set forth in SECTION
2.1(c).

                  "ASSUMED LIABILITIES" has the meaning set forth in SECTION
2.30.

                  "BANKRUPTCY COURT ORDER", means the order of the Bankruptcy Court in form and substance satisfactory to Purchaser approving the sale of the Purchased Assets to Purchaser and approving the other terms of this Agreement and the other Acquisition Documents.

                  "BOOKS AND RECORDS" of any Person means all files, documents, instruments, papers, books, computer files (including but not limited to files stored on a computer's hard drive or on floppy disks), electronic files and records in any other medium relating to the business, operations or condition of such Person.

                  "BUSINESS DAY" means a day other than Saturday, Sunday or any day on which banks located in the State of California are authorized or obligated to close.

                  "CLOSING DATE" means the date upon which all conditions precedent to Purchaser's obligations hereunder have been satisfied or waived in writing by Purchaser.

                  "COMPANIES" has the meaning set forth in the first paragraph of this Agreement.


                                       2
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                  "DAMAGES" has the meaning set forth in SECTION 7.2(a) below.

                  "DISCLOSURE SCHEDULE" means the disclosure schedule attached hereto which sets forth the exceptions to the representations and warranties contained in ARTICLE III hereof and certain other information called for by this Agreement.

                  "ENCUMBRANCES" means any mortgage, pledge, assessment, security interest, deed of trust, lease, lien, adverse claim, levy, charge, right of redemption or other encumbrance of any kind, or any conditional sale or title retention agreement or other agreement to give any of the foregoing in the future.

                  "FINANCIAL STATEMENTS" means (i) the unaudited balance sheet of Nuclear Imaging Systems, Inc. and the related unaudited statement of income and retained earnings for the period ended on December 31, 1999, together with the notes thereto and the related report of Nuclear Imaging Systems, Inc.'s independent certified public accountants and (ii) the Interim Financial Statements (as defined below) for Nuclear Imaging Systems, Inc..

                  "GAAP" means generally accepted accounting principles, consistently applied with past practices.

                  "GOVERNMENTAL OR REGULATORY AUTHORITY" means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States or other country, any state, county, city or other political subdivision.

                  "INTERIM FINANCIAL STATEMENTS" means the unaudited balance sheet and the related unaudited statement of income and retained earnings for Nuclear Imaging Systems, Inc., in each case for the four (4) month period ended August 31, 2000.

                  "LIABILITIES" means any liability, debts, obligations of any kind or nature (whether known or unknown, whether asserted, or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including but not limited to any liability for Taxes (as defined below).

                  "MATERIAL ADVERSE EFFECT" means, for any Person, a material adverse effect whether individually or in the aggregate (a) on the business, operations, financial condition, Assets and Properties, Liabilities or prospects of such Person, or (b) on the ability of such Person to consummate the transactions contemplated hereby.

                  "NON-COMPETITION AGREEMENT" has the meaning set forth in
SECTION 6.1(k).

                  "ORDINARY COURSE OF BUSINESS" means the action of a Person that is consistent with the past practices of such Person and is taken in the ordinary course of the normal day-to-day operations of such Person.

                  "PERMITS" means all licenses, permits, certificates of authority, authorizations, approvals, registrations and similar consents granted or issued by any Governmental or Regulatory Authority.


                                       3
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                  "PERSON" means any natural person, corporation, general
partnership, limited partnership, limited liability company, proprietorship, other business organization, trust, union, association or Governmental or Regulatory Authority.

                  "PURCHASED ASSETS" has the meaning set forth in SECTION 2.1.

                  "CASH PURCHASE PRICE" has the meaning set forth in SECTION
2.4.

                  "PURCHASER" has the meaning set forth in the first paragraph of this Agreement.

                  "RADIATION MATERIALS LICENSES" means the radiation materials licenses described in SCHEDULE 2.1(d) attached hereto.

                  "RADIATION SAFETY OFFICERS" means Dr. Joel Raichlin (for New Jersey and Pennsylvania), Shaukat Kahn, MD (for North Carolina) and Andrew Keenan, M.D. (for Maryland).

                  "RADIATION SAFETY OFFICER SERVICES AGREEMENT has the meaning set forth in SECTION 6.1(c) below.

                  "REAL PROPERTY" has the meaning set forth in SECTION 3.13.

         1.2 CONSTRUCTION OF CERTAIN TERMS AND PHRASES. Unless the context of this Agreement otherwise requires, (a) words of any gender include each other gender; (b) words using the singular or plural number also include the plural or singular number, respectively; (c) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Agreement; (d) the terms "Article" or "Section" refer to the specified Article or Section of this Agreement; (e) the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or"; and (f) "including" means "including without limitation." Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP.

                                  ARTICLE II.
                           PURCHASE AND SALE OF ASSETS

         2.1 PURCHASE AND SALE OF CERTAIN ASSETS OF THE COMPANIES. Subject to the terms and conditions of this Agreement, the Companies (and each of them) shall sell, convey, assign, transfer and deliver to Purchaser, and Purchaser shall purchase and acquire from the Companies, free and clear of all liens, claims and Encumbrances, and free of all adverse claims of any kind whatsoever, all of the Companies' right, title, and interest in and to all assets, properties, rights, leases, fixtures, accessions, claims, contracts and interests of the Companies of every kind, type or description, real, personal and mixed, tangible and intangible, wherever located and whether or not specifically referred to in this Agreement, that are used in and/or pertain to the Mobile Business (collectively, the "Purchased Assets"), including without limitation:


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                  (a)      all the equipment, leasehold improvements, hardware,
software and other operating assets owned or leased by the Companies (or either of them) and used in the Mobile Business, as set forth in SCHEDULE 2.1(a) attached hereto;

                  (b) all customer lists and customer accounts (excluding accounts receivable owing to the Companies, or either of them, arising before the Closing Date) owned by the Companies (or either of them) relating to the Mobile Business as set forth in SCHEDULE 2.1(b) attached hereto (the "Customer Lists and Accounts");

                  (c) all of each Companies' right, title and interest in and to the contracts and agreements related to its Mobile Business as set forth in SCHEDULE 2.1(c) attached hereto (the "Assumed Contracts");

                  (d) all Permits and all Radiation Materials Licenses issued to or held by either of the Companies necessary or incidental to the conduct of the Mobile Business, each as more particularly set forth in SCHEDULE 2.1(d) attached hereto (the "Permits");

                  (e) all of the operating data, books, files, documents and records of the Companies (or either of them) relating to the Mobile Business (the "Mobile Business Records");

                  (f)      [Omitted];

                  (g) all prepaid expenses and deposits relating to the Mobile Business, as identified in SCHEDULE 2.1(g) attached hereto;

                  (h)      the goodwill and going concern value of the Mobile
Business.

         2.2 EXCLUDED ASSETS. Notwithstanding SECTION 2.1 hereof, the Purchased Assets shall not include any minute books, partnership records and other records of the Companies (or either of them) which are not Mobile Business Records; provided however that each of the Companies shall provide Purchaser with access to the Books and Records of each such Company upon request after the Closing Date and, if the Companies (or either of them) shall for any reason cease to remain in business or become acquired by persons or entities other than Purchaser or the Companies (or either of them) such books and records shall be made available to Purchaser for copying (at Purchaser's expense) without extra charge prior to dissolution of the Companies (or either of them) or acquisition of the Companies (or either of them) or their respective assets by persons other than Purchaser. Moreover, the Purchased Assets shall not include the assets set forth in SCHEDULE 2.2 attached hereto. With respect to the assets on SCHEDULE 2.2, the assets listed in Part I thereof are to be leased to Purchaser pursuant to the "Equipment Lease Agreement" described below and the assets listed in Part II of SCHEDULE 2.2 are to be made available for the use of Purchaser through December 31, 2000 at no additional charge to Purchaser.

         2.3 ASSUMED LIABILITIES/EXCLUDED LIABILITIES. As of the Closing Date, Purchaser agrees to assume, satisfy or perform when due only those liabilities and obligations of the Companies (or either of them) listed in
Schedule 2.3, but only to the extent such obligations (A) arise after the Closing Date, (B) do not arise from or relate to any breach by the Companies (or either of them) of any obligations under the Purchased Assets or any provision of any of the


                                       5
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Assumed Contracts except those to be performed after the Closing Date, and (C)
do not arise from or relate to any event, circumstance or condition occurring or existing on or prior to the Closing Date that, with notice or lapse of time, would constitute or result in a breach of any obligations under the Purchased Assets or any Assumed Contract (the "Assumed Liabilities"). Other than the Assumed Liabilities, Purchaser shall not assume, or be deemed to have assumed or guaranteed, or otherwise be responsible for any liability, obligation or claims of any nature of the Companies (or either of them), whether matured or unmatured, liquidated or unliquidated, fixed or contingent, known or unknown, or whether arising out of acts or occurrences prior to, at or after the date hereof.

         2.4 PURCHASE PRICE. At the Closing Date, as consideration for the Purchased Assets, Purchaser agrees to pay to Nuclear Imaging Systems, Inc., SEVEN HUNDRED TWENTY-FIVE THOUSAND DOLLARS ($725,000) in cash (the "Cash Purchase Price") $100,000 of which shall be deposited into the Maintenance Escrow described in SECTION 2.5 and $25,000 of which shall be reserved by Purchaser for application to reasonable attorneys' fees and costs incurred by Digirad in negotiating, documenting, defending and obtaining court approval from the Bankruptcy Court of the transactions described herein. After all reasonable attorneys' fees and costs have been reimbursed, any balance remaining shall be promptly delivered to Nuclear Imaging Systems, Inc.

         2.5 MAINTENANCE ESCROW. Immediately on the Closing Date, $100,000 of the Cash Purchase Price shall be deposited into an escrow (the "Maintenance Escrow") subject to an escrow agreement in the form of EXHIBIT A and otherwise in all respects satisfactory to Purchaser. The Maintenance Escrow shall constitute security for the obligation of Nuclear Imaging Systems, Inc. to provide maintenance to the Leased Equipment referenced in SECTION 2.6 during the entire term of the Equipment Lease and Purchaser shall be entitled (as provided in the Bankruptcy Court Order) to a duly perfected first priority security interest in the funds in the Maintenance Escrow to secure Nuclear Imaging Systems, Inc.'s performance of said maintenance obligation. Moreover, should Nuclear Imaging Systems, Inc. fail to keep the Leased Equipment in good repair and fully operational at all times, Purchaser may obtain the services of a third party to maintain and repair the Leased Equipment and shall be entitled to surcharge the Maintenance Escrow for all costs and expenses of such third party maintenance.

         2.6 LEASE OF CERTAIN EQUIPMENT. As a material inducement to Purchaser to acquire the Purchased Assets, Purchaser has agreed that certain equipment of the Companies (the "Leased Equipment") shall be leased to Purchaser pursuant to the terms of the Lease attached hereto as EXHIBIT B (the "Equipment Lease Agreement") at a monthly rental of $2,000 per month per system, all as more particularly described in the Equipment Lease.

         2.7 ALLOCATION OF AGGREGATE PURCHASE PRICE. The allocation of the Purchase Price shall be determined by Purchaser in its sole discretion and as set forth on Schedule 2.7 attached hereto. Purchaser and the Companies agree (a) to report the sale of the Purchased Assets for federal and state tax purposes in accordance with the allocations set forth on Schedule 2.7 hereto, and (b) not to take any position inconsistent with such allocations on any of their respective tax returns.


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         2.8      SALES, USE AND OTHER TAXES. The Companies shall be responsible for all sales and use taxes, if any, arising out of the sale of the Purchased Assets to Purchaser pursuant to this Agreement.

         2.9      [OMITTED].

         2.10 REAL PROPERTY LEASES. Also as material inducement to Purchaser to enter into this Agreement, each Company (as may be appropriate) agrees that it shall arrange for Purchaser to occupy the premises that are the subject of three "Real Property Leases" in favor of Nuclear Imaging Systems, Inc. as "lessee" for the periods indicated below, as follows:

                  a. PLYMOUTH MEETING, PA. Nuclear Imaging Systems, Inc. represents and warrants to Purchaser that "Lease No. 1" relating to the location in Plymouth Meeting, PA expires by its own terms on December 31, 2000, is not in default and the monthly rent reserved under the lease is $1,800 per month. Lease No. 1 is to be assumed by Nuclear Imaging Systems, Inc. and assigned to Purchaser subject to a rent pro ration between Nuclear Imaging Systems, Inc. and Purchaser such that Nuclear Imaging Systems, Inc. shall be responsible for paying the daily rental for any period prior to the Closing Date, and Purchaser for any period thereafter. The security deposit (if any) paid by Nuclear Imaging Systems, Inc. to the lessor of Lease No. 1 shall remain on deposit with the lessor and shall be released to the bankruptcy estate of Nuclear Imaging Systems, Inc. upon the expiration of Lease No. 1, net of any deductions from said deposit as permitted under Lease No. 1 and applicable law.

                  b. BURLINGTON, NC. Nuclear Imaging Systems, Inc. represents and warrants to Purchaser that "Lease No. 2" relating to the location in Burlington, NC was extended beyond the original August 31, 2000 termination date for three months until November 30, 2000, that it is not in default and that the monthly rental reserved thereunder is $889. Rather than assume and assign this lease to Purchaser, Nuclear Imaging Systems, Inc. agrees to obtain the replacement of the existing lease with a month-to-month lease on the same terms and rental rate as the existing lease, but in favor of Purchaser and on a month-to month bases, subject to termination on 30-days' notice. Alternatively, if the lessor under Lease No. 2 refuses to consent to the new lease, Nuclear Imaging Systems, Inc. shall obtain assumption and assignment to Purchaser as was the case with Lease No. 1.

                  c. ROCKVILLE, MD. Nuclear Imaging Systems, Inc. represents and warrants to Purchaser that "Lease No. 3" relating to the location in Rockville, MD was extended for 3 years beyond its original September 30, 1999 termination date such that it is set to expire on September 30, 2002, that it is not in default and that the monthly rental reserved thereunder is $5,419.70. Nuclear Imaging Systems, Inc. is presently using the property and expects to do so after the Closing Date. Nuclear Imaging Systems, Inc. agrees, as a material inducement to Purchaser to enter into this Agreement, to allow Purchaser to use approximately one-twelfth of the space free of charge for 90 days after the Closing Date.

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                                  ARTICLE III.
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANIES

                  Each of the Companies, jointly and severally represents and warrants to Purchaser as of the Closing Date (and Mandler, by executing where indicated below under the signatures of the parties hereto, jointly and severally represents and warrants to Purchaser) that, except as set forth on the Disclosure Schedule furnished to Purchaser specifically identifying the relevant subparagraph hereof, which exceptions shall be deemed to be representations and warranties as if made hereunder, as follows:

         3.1 ORGANIZATION OF NUCLEAR IMAGING SYSTEMS, INC. Nuclear Imaging Systems, Inc. is a corporation duly organized, validly existing, and in good standing under the laws of the State of Pennsylvania. Nuclear Imaging Systems, Inc. is duly authorized to conduct business and is in good standing in each jurisdiction where such qualification is required except for any jurisdiction where failure so to qualify would not have a Material Adverse Effect upon Nuclear Imaging Systems, Inc. Nuclear Imaging Systems, Inc. has full power and authority, and holds all Permits and authorizations necessary to carry on its Mobile Business and to own and use the Assets and Properties owned and used by Nuclear Imaging Systems, Inc. except where the failure to have such power and authority or to hold such Permit or authorization would not have a Material Adverse Effect on Nuclear Imaging Systems, Inc.'s Mobile Business. Nuclear Imaging Systems, Inc. has delivered to Purchaser correct and complete copies of its charter documents and organizational documents, each as amended to date.

         3.2 ORGANIZATION OF CARDIOVASCULAR CONCEPTS, P.C. Cardiovascular Concepts, P.C. is a professional corporation duly organized, validly existing, and in good standing under the laws of the State of Pensylvania. Cardiovascular Concepts, P.C. is duly authorized to conduct business and is in good standing in each jurisdiction where such qualification is required except for any jurisdiction where failure so to qualify would not have a Material Adverse Effect upon Cardiovascular Concepts, P.C. Cardiovascular Concepts, P.C. has full power and authority, and holds all Permits and authorizations necessary to carry on the Mobile Business and to own and use the Assets and Properties owned and used by Cardiovascular Concepts, P.C. except where the failure to have such power and authority or to hold such Permit or authorization would not have a Material Adverse Effect on the Mobile Business, and/or except where the same is owned by Nuclear Imaging Systems, Inc. prior to the sale thereof to Purchaser. Cardiovascular Concepts, P.C. has delivered to Purchaser correct and complete copies of its charter documents and organizational documents, each as amended to date.

         3.3 AUTHORITY OF THE COMPANIES. Each of the Companies has all necessary power and authority and has taken all action necessary to enter into this Agreement, to consummate the transactions contemplated hereby and to perform its obligations hereunder and no other proceedings on the part of either of the Companies are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by each of the Companies and constitutes a legal, valid and binding obligation of the Companies enforceable against the Companies in accordance with its terms.

         3.4 NO AFFILIATES. The Companies do not have any Affiliates (other than MMC) and neither of the Companies is a partner in any partnership or a party to a joint venture.

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         3.5      NO CONFLICTS. The execution and delivery by the Companies of this Agreement do not, and the performance by the Companies of their respective obligations under this Agreement and the consummation of the transactions contemplated hereby and in the other Acquisition Documents will not:

                  (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the charter documents, bylaws or other organizational documents of either of the Companies;

                  (b) conflict with or result in a violation or breach of any term or provision of any law, Order, Permit, statute, rule or regulation applicable to the Companies, the Mobile Business, or the Purchased Assets;

                  (c) result in a breach of, or default under (or give rise to right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, permit agreement, lease or other similar instrument or obligation to which either of the Companies, the Mobile Business or the Purchased Assets may be bound, except for such breaches or defaults as set forth in SECTION 3.5(c) of the Disclosure Schedule as to which requisite waivers or consents will have been obtained by the Closing Date; or

                  (d) result in an imposition or creation of any Encumbrance on the Mobile Business or the Purchased Assets.

         3.6 CONSENTS AND GOVERNMENTAL APPROVALS AND FILINGS. Except as set forth in Section 3.6 of the Disclosure Schedule, no consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority or other Persons is required in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby or by the other Acquisition Documents.

         3.7 BOOKS AND RECORDS. The minute books and other corporate records of the Companies (and each of them) as made available to Purchaser contain a true and complete record, in all material respects, of all actions taken at all meetings and by all written consents in lieu of meetings of the shareholders, the boards of directors and committees of the boards of directors of the Companies. The other Books and Records of each Company are true, correct and complete.

         3.8 FINANCIAL STATEMENTS. Nuclear Imaging Systems, Inc. has previously delivered to Purchaser the Financial Statements. Such Financial Statements (i) are true, correct and complete, (ii) are in accordance with the Books and Records of Nuclear Imaging Systems, Inc., (iii) have been prepared in conformity with GAAP, and (iv) fairly present the financial condition and results of operations of Nuclear Imaging Systems, Inc. as of the respective dates thereof and for the periods covered thereby; PROVIDED that the Interim Financial Statements are subject to normal year-end adjustments and lack footnotes and certain other presentation items.

         3.9 NOTICE TO CREDITORS. The Companies and Mandler have each given notice as is required by applicable law of the motions seeking approval of the transactions described herein and in the other Acquisition Documents to all:

                  (i) creditors (and interest holders) of the Companies and/or Mandler;

                  (ii) parties to Assumed Contracts referred to in SECTION 2.1(c) and parties to the three real property leases referred to in SECTION 2.10;

                  (iii) customers of the Mobile Business including those identified by the Customer Lists and Accounts referred to in SECTION 2.1(b);

                  (iv)     each of the Radiation Officers;

                  (v) the Environmental Protection Agency and all governmental authorities either engaged in the regulation or oversight of the services performed in the Mobile Business or having any regulatory or other interest in any assets, rights, permits, licenses or contracts assigned or transferred to Purchaser including the Permits and the Radiation Material Licenses referred to in SECTION 2.1(d) and the related Schedule;

                  (vi) parties in pending or threatened lawsuits or other Actions and Proceedings, involving Companies and/or Mandler;

                  (vii) parties who have asserted or have threatened to assert claims against or interests in any of the Purchased Assets;

                  (viii) taxing authorities with jurisdiction over either of the Companies and/or Mandler and/or their respective assets;

                  (ix) unions and parties to any employment contract or collective bargaining agreement, written or oral; and

                  (x)      employees of the Companies (and either of them).

         3.10     NO ADVERSE CHANGES. Since December, 1999:

                  (a) Neither Company has cancelled, compromised, waived or released any right or claim (or series of related rights and claims) relating to the Mobile Business or the Purchased Assets either involving more than $5,000 in any case, or $15,000 in the aggregate.

                  (b) Neither Company has paid, discharged or satisfied any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise) relating to its Mobile Business or the Purchased Assets involving more than $5,000 in any case, or $15,000 in the aggregate.

                  (c) There has not been any resignation or termination of any key officers or employees of either Company, including, without limitation, those acting as a Radiation Safety Officer with respect to a Radiation Materials License, or any impending or threatened resignation or termination of employment of any such officer or employee, except as disclosed in the Disclosure Schedule.

                  (d) There has not been a revaluation by either Company of any of the Purchased Assets.

                  (e) Neither Company has returned any deposits or received requests or threats to return any deposits in connection with or any cancellation or threatened cancellation of any Assumed Contracts.

                  (f) None of Mandler, either Company nor any officer or employee thereof has negotiated or agreed to do any of the things described in the preceding clauses (a) through (e) (other than negotiations with Purchaser and its representatives regarding the transactions contemplated by this Agreement).

         3.11     NO UNDISCLOSED LIABILITIES. Except as disclosed in SECTION
3.11 of the Disclosure Schedule or in the Financial Statements or in the Schedules filed in the Bankruptcy Case, there are no Liabilities, nor any basis for any claim against the Companies (or either of them) for any such Liabilities, relating to or affecting the Companies (or either of them), the Mobile Business or the Purchased Assets, other than Liabilities incurred after the end of the period covered by the Interim Financial Statements in the Ordinary Course of Business which have not had, and could not reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect on the Companies, the Mobile Business or the Purchased Assets.

         3.12     PURCHASED ASSETS. The Disclosure Schedule contains in SECTION
3.12 a complete and accurate schedule specifying the location of all of the Purchased Assets, where applicable, as of the Closing Date. The Purchased Assets (together with the Excluded Assets referenced in SECTION 2.2 hereof), constitute all property of any nature owned by and/or used in, or useful to, the operation of the Mobile Business as conducted at this date. All tangible personal property of the Companies included in the Purchased Assets is in good operating condition and repair, ordinary wear and tear excepted. Nuclear Imaging Systems, Inc. shall be in actual possession of all of the Purchased Assets as of the Closing Date.

         3.13 REAL PROPERTY. The Disclosure Schedule in SECTION 3.13 contains a description of each parcel of real property leased by either Company relating to the Mobile Business as lessee (the "Real Property"), which pieces of Real Property include the real property subject to each of Lease No. 1, Lease No. 2, and Lease No. 3 (which three leases are referred to as the "Real Property Leases). Nuclear Imaging Systems, Inc. has a valid leasehold interest in all such Real Property for the periods and on the terms indicated in SECTION 3.13 of the Disclosure Schedule, and each of the representations and warranties of Nuclear Imaging Systems, Inc. and/or Cardiovascular Concepts, P.C., made in
SECTION 2.10 above with regard to the Real Property Leases is true and correct. Nuclear Imaging Systems, Inc. has rights of ingress and egress with respect to the Real Property, and all buildings, structures, facilities, fixtures and other improvements thereon material for the operation of the Mobile Business. There is no pending or contemplated or threatened condemnation of any of the respective parcels of Real Property or any part thereof. None of such Real Property, buildings, structures, facilities, fixtures or other improvements, or the use thereof, contravenes or violates any building, zoning, fire protection, administrative, occupational safety and health or other applicable law, rule, or regulation except for any contravention or violation which individually or in the aggregate could not reasonably be expected to result in a Material Adverse Effect on the Mobile Business. Each lease with respect to the Real Property is a legal, valid and binding agreement of Nuclear Imaging Systems, Inc. subsisting in full force and effect enforceable in accordance with its terms, and except as set forth in SECTION 3.13 of the Disclosure Schedule, there is no, and neither Company has received notice of any, default (or any condition or event which, after notice or lapse of time or both, would constitute a default) thereunder. The leases in effect (including each of the Real Property Leases, as amended or extended) allow the particular use of the premises involved, and no provision of any lease prohibits or unduly limits either Company's ability to conduct its business so as to have a Material Adverse Effect on either Company if enforced. Neither Company owes any brokerage commissions with respect to any such Real Property. Neither Company owns any real property.

         3.14 LICENSES. SECTION 3.14 of the Disclosure Schedule lists all contracts, licenses and agreements to which either Company is a party that are currently in effect and that are necessary or useful in connection with the Mobile Business. The contracts, licenses and agreements listed in SECTION 3.14 of the Disclosure Schedule are in full force and effect. The consummation of the transactions contemplated by this Agreement and/or in the other Acquisition Documents in the Bankruptcy Court Order will neither violate nor result in the breach, modification, cancellation, termination or suspension of such contracts, licenses and agreements (except as such events are not enforceable or actionable post-bankruptcy). Each Company is in compliance with, and has not breached any term any of such contracts, licenses and agreements and, to the knowledge of Mandler and/or each Company (after diligent inquiry), all other parties to such contracts, licenses and agreements are in compliance with, and have not breached any term of, such contracts, licenses and agreements.

         3.15 NON-INFRINGEMENT. The operation of the Mobile Business, as such Mobile Business currently is conducted, has not, does not and will not infringe or misappropriate the intellectual property of any third party or constitute unfair competition or trade practices under the laws of any jurisdiction. Neither Company (including each Company's officers, directors and, to the knowledge of Mandler and/or each Company, after diligent inquiry, employees) has received notice from any third party that the operation of the Mobile Business or any act, product or service of either Company infringes or misappropriates the intellectual property of any third party or constitutes unfair competition or trade practices under the laws of any jurisdiction. To the knowledge of Mandler and/or each Company, (i) no Person has or is infringing or misappropriating any intellectual property of either Company, and (after diligent inquiry) (ii) there have been, and are, no claims asserted against either Company or against any customer of either Company, related to any product or service of either Company.

         3.16 CONFIDENTIAL INFORMATION. Each of the Companies has taken reasonable steps to protect its rights in its confidential information and trade secrets or any trade secrets or confidential information of third parties provided to either (or both) of Companies and, without limiting the foregoing, each of the Companies has and enforces a policy requiring each employee and contractor with access to any intellectual property of either of them to execute a proprietary information/confidentiality agreement substantially in such Company's standard form and all current and former employees and contractors of either (or both) of the Companies have executed such an agreement ("Trade Secret Agreement"). Neither of the Companies nor (to the knowledge of Mandler and/or either Company), any employees or consultants of either of the Companies, have caused any of the trade secrets of such Company to become part of the public knowledge or literature, nor has either Company or any of such Company's employees or consultants permitted any such trade secrets to be used, divulged or appropriated for the benefit of Persons to the material detriment of either Company.

         3.17 COMPLIANCE WITH LAW. Each Company is in compliance with all applicable laws, statutes, orders, ordinances and regulations, whether federal, state, local or foreign. Neither of the Companies, Mandler nor any employee of any of them has received any notice to the effect that, or otherwise has been advised that, either Company is not in compliance with any of such laws, statutes, orders, ordinances or regulations.

         3.18 CONTRACTS. SCHEDULE 2.1(c) contains a true and complete list of each of all written or oral contracts, agreements or other arrangements to which Mandler and/or either Company is a party and by which the Mobile Business and the Purchased Assets are bound or affected (and, to the extent oral, accurately describes the terms of such contracts, agreements and commitments). Each Assumed Contract is in full force and effect and constitutes a legal, valid and binding agreement, enforceable in accordance with its terms, of each party thereto; and each Company which is a party thereto has performed all of its required obligations under, and is not, in any respect, in violation or breach of or default under, either with the lapse of time, giving or notice or both, any such contract, agreement or commitment. The other parties to any such contract, agreement or commitment are not in violation or breach of or default under, either with the lapse of time, giving of notice or both, any such contract, agreement or commitment. Neither Mandler nor any the present or former employees, officers or directors of either Company is a party to any oral or written contract or agreement prohibiting any of them from freely competing with other parties or engaging in the Mobile Business as now operated.

         3.19     [OMITTED].

         3.20 INVENTORY. The inventory of each Company is in good and merchantable condition, and suitable and usable at its carrying value in the Ordinary Course of Business for the purposes for which intended. There is no material adverse condition affecting the supply of materials available to either Company. All inventories used in or relating to the conduct of the Mobile Business are owned by Nuclear Imaging Systems, Inc. free and clear of any Encumbrances. To the knowledge of Mandler and each Company, no supplier of either Company is in violation of any federal, state, local or foreign law, ordinance, regulation or order, which violation has a Material Adverse Effect on such supplier's ability to produce or supply the Companies with any product necessary for the operations of the Mobile Business.

         3.21     [OMITTED].

         3.22 PLANTS, BUILDINGS, STRUCTURES, FACILITIES AND EQUIPMENT. Except as set forth in Section 3.21 of the Disclosure Schedule, (a) all plants, buildings, structures, facilities and equipment used by either Company in the conduct of the Mobile Business are structurally sound with no known material defects and are in good operating condition and repair (subject to normal wear and tear) so as to permit the operation of the Mobile Business as presently conducted; (b) no such plant, building, structure, facility or equipment is in need of maintenance or repairs except for ordinary, routine maintenance and repairs which are not material in nature or cost; and (c) with respect to each plant, building, structure, facility or item of equipment, neither Company has received notification that it is in violation, in any material respect, of any applicable building, zoning, subdivision, fire protection, health or other law, order, ordinance or regulation and no such violation exists.

         3.23 CUSTOMER LISTS AND ACCOUNTS. SCHEDULE 2.1(b) contain a true and correct list (the "Customer Lists and Accounts") of both Companies' customers and accounts during the 1999 fiscal year and the eight (8) month period ended August 31, 2000 relating to the Mobile Business. Except as set forth in the Disclosure Schedule, since December 31, 1999, no single customer or group of affiliated customers contributing more than $5,000 per annum to the gross revenues of the Mobile Business has stopped doing business with the Companies, and to the knowledge of Mandler and each Company (after diligent inquiry), no such customer has an intention to discontinue doing business or reduce the level of gross revenues from that in fiscal years 1999 with the Mobile Business.

         3.24 RELATIONSHIPS WITH SUPPLIERS AND LICENSORS. No current supplier to either Company has notified either Mandler or either Company of an intention to terminate or substantially alter its existing business relationship with the Companies, nor has any licensor under a license agreement with either Company, notified Mandler and/or either Company of an intention to terminate or substantially alter either Company's rights under such license.

         3.25     INSURANCE. Set forth in SECTION 3.25 of the Disclosure
Schedule is a complete and accurate list of all primary, excess and umbrella policies, bonds and other forms of insurance currently owned or held by or on behalf of and/or providing insurance coverage to either Company or the Purchased Assets (or any of either Company's directors, officers, salespersons, agents or employees), including the following information for each such policy: type(s) of insurance coverage provided; name of insurer; effective dates; policy number; per occurrence and annual aggregate deductibles or self-insured retentions; per occurrence and annual aggregate limits of liability and the extent, if any, to which the limits of liability have been exhausted. All policies set forth on the Disclosure Schedule are in full force and effect, and with respect to such policies, all premiums currently payable or previously due have been paid, and no notice of cancellation or termination has been received with respect to any such policy. All such policies are sufficient for compliance with all requirements of law and all agreements to which either Company is a party or otherwise bound, and are valid, outstanding, collectible and enforceable policies and, to the knowledge of Mandler and each Company (after diligent inquiry), provide adequate insurance coverage for the Companies, the Mobile Business and the Purchased Assets and will remain in full force and effect through the respective dates set forth in the Disclosure Schedule. None of such policies contains a provision that would permit the termination, limitation, lapse, exclusion or change in the terms of coverage of such policy (including, without limitation, a change in the limits of liability) by reason of the consummation of the transactions contemplated by this Agreement or the other Acquisition Documents. Complete and accurate copies of all such policies and related documentation have previously been provided to the Purchaser.

         3.26 LABOR AND EMPLOYMENT RELATIONS. To the best of the knowledge of Mandler and each Company (after diligent inquiry), no officer, executive or other employees of either Company has expressed any intention NOT to become an employee of Purchaser if Purchaser offers such officer, executive or employee employment. There have not been any material labor problems and/or work stoppages involving either Company or its respective predecessors or any application filed by a union or employee thereof with the National Labor Relations Board ("NLRB") or similar state, local or foreign agency; or any complaint filed with the NLRB and to the knowledge of Mandler and each Company, no work stoppage has been threatened or is planned. Except as set forth on the Disclosure Schedule, there is no union with which any employees of either Company is affiliated.

         3.27     CERTAIN EMPLOYEES. Set forth in SECTION 3.27 of the Disclosure
Schedule is a list of the names of each Company's employees and consultants as of the date hereof involved in the management and operation of the Mobile Business, together with the title or job classification of each such person and the total compensation (with wages and bonuses, if any, separately detailed) paid in 1999 (if applicable) and the current rate of pay for each such person on the date of this Agreement. Except as set forth in SECTION 3.27 of the Disclosure Schedule, none of such persons has an employment agreement or understanding, whether oral or written, with either Company which is not terminable on notice by the applicable Company without cost or other liability to such Company. Furthermore, each Company acknowledges and agrees that to the extent Purchaser makes any offers of employment to any of the persons listed in
SECTION 3.27 and such employee accepts such offer, the employee shall be deemed to have resigned effective on the Closing Date or, if later, the date upon which employment is accepted by the employee, and all damages or other claims by the applicable Company against such person relating to the cessation of employment by the employee with such Company shall be deemed waived by the Companies. In addition, each Company as may be applicable shall cooperate in transitioning such employee to the employment of Purchaser. In no event shall Purchaser assume any obligation or Liability owing by either Company or Mandler (or MMC) to any employee employed by Purchaser (or not employed by Purchaser) except as may be explicitly set forth in a final employment agreement (if any) between Purchaser and such employee.

         3.28 ABSENCE OF CERTAIN DEVELOPMENTS. Since the end of the period covered by the Interim Financial Statements, except as set forth in SECTION 3.28 of the Disclosure Schedule, neither Company has:

                  (a) sold, leased, subleased, assigned or transferred any of Purchased Assets, except in the Ordinary Course of Business, or cancelled any debts or claims;

                  (b) made any changes in any employee compensation, severance or termination agreement, commitment or transaction other than routine salary increases consistent with past practice or offer employment to any individuals with an annual compensation, including salary, cash, bonuses and commissions, in excess of Ten Thousand Dollars ($10,000);

                  (c) entered into any transaction or operated the Mobile Business, not in the Ordinary Course of Business;

                  (d) made any changes in its accounting methods or practices or ceased making accruals for taxes, obsolete inventory, vacation and other customary accruals;

                  (e) caused to be made any reevaluation of any of its Assets and Properties;

                  (f) caused to be entered into any amendment or termination of any lease, customer or supplier contract or other material contract or agreement or permit or license to which it is a party;

                  (g) made any material change in any of its business policies, including, without limitation, advertising, distributing, marketing, pricing, purchasing, personnel, sales, returns, budget or product acquisition or sale policies;

                  (h) terminated or failed to renew, or received any written threat (that was not subsequently withdrawn) to terminate or fail to renew, any contract or other agreement that is or was material to the Mobile Business or its financial condition;

                  (i) permitted to occur or be made any other event or condition of any character which has had a Material Adverse Effect on it;

                  (j) waived any rights material to its financial or business condition;

                  (k)      made any illegal payment or rebates; or

                  (l) entered into any agreement to do any of the foregoing.

         3.29 PERMITS. SECTION 3.29 of the Disclosure Schedule contains a true and complete list of all Permits used in and material, individually or in the aggregate, to the Mobile Business or the Purchased Assets and all Radiation Materials Licenses. All such Permits and Radiation Materials Licenses are currently effective and valid and have been validly issued and are freely transferable to Purchaser at the Closing. No additional Permits or Radiation Materials Licenses are necessary to enable the conduct of the Mobile Business in compliance with all applicable federal, state and local laws. Neither the execution, delivery or performance of this

Agreement nor the mere passage of time (except as specifically noted in SECTION
3.29 of the Disclosure Schedule) will have any effect on the continued validity or sufficiency of the Permits or Radiation Materials Licenses, nor will any additional Permits or Radiation Materials Licenses be required by virtue of the execution, delivery or performance of this Agreement to enable the Companies to conduct the Mobile Business as now operated. To the knowledge of Mandler and each of the Companies (after diligent inquiry), there is no pending Action or Proceeding by any Governmental or Regulatory Authority which could affect the Permits or their sufficiency for the current conduct of the Mobile Business or of the conduct of the Mobile Business after the Closing. Each of the Companies has provided Purchaser with true and complete copies of all Permits and Radiation Materials Licenses listed in SECTION 3.29 of the Disclosure Schedule.

         3.30 BROKERS. Neither Mandler nor either of the Companies has retained any broker in connection with the transactions contemplated hereunder. Purchaser has, and will have, no obligation to pay any broker's, finder's, investment banker's, financial advisor's or similar fee in connection with this Agreement or the transactions contemplated hereby (or by any of the Acquisition Documents) by reason of any action taken by or on behalf of Mandler or either Company.

         3.31 PERFORMANCE OF ASSUMED CONTRACTS. With respect to the Assumed Contracts, after the Closing, Purchaser shall be able to perform under such Assumed Contracts in a manner similar to that which the Companies performed during the ninety (90) day period prior to the Closing without obtaining any license or permit.

         3.32 MATERIAL MISSTATEMENTS AND OMISSIONS. The statements, representations and warranties of the Companies contained in this Agreement (including the exhibits and schedules hereto) and in each document, statement, certificate or exhibit furnished or to be furnished by or on behalf of Mandler and/or each of the Companies pursuant hereto, or in connection with the transactions contemplated hereby, taken together, do not contain and will not contain any untrue statement of a material fact and do not or will not omit to state a material fact necessary to make the statements or facts contained herein or therein, in light of the circumstances made, not misleading.

                                  ARTICLE IV.
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

                  Purchaser represents and warrants to the Companies as of the Closing as follows:

         4.1 ORGANIZATION OF PURCHASER. Purchaser is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Delaware. Purchaser is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required except for any jurisdiction where failure so to qualify would not have a Material Adverse Effect upon Purchaser. Purchaser has full power and authority, and holds all permits and authorizations necessary, to carry on the business in which it is engaged and to own and use the properties owned and used by it except where the failure to have such power and authority or to hold such license, permit or authorization would not have a Material Adverse Effect on Purchaser.

         4.2 AUTHORITY OF PURCHASER. Purchaser has all necessary corporate power and corporate authority and has taken all corporate actions necessary to enter into this Agreement, to consummate the transactions contemplated hereby and to perform its obligations hereunder and no other proceedings on the part of Purchaser are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Purchaser and constitutes a legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

                                   ARTICLE V.
                           COVENANTS OF THE COMPANIES

         The Companies and each of them covenants and agrees as follows:

         5.1      MAINTENANCE OF BUSINESS PRIOR TO CLOSING.

                  (a) Except as otherwise contemplated by this Agreement, during the period from March 31, 2000 to the Closing Date, each Company has conducted and will continue to conduct the Mobile Business and operations in accordance with its Ordinary Course of Business and seek to preserve intact its respective business organizations and seek to preserve its respective current relationships with the customers and other persons with whom each (or both) has business relations to the extent consistent with their Ordinary Course of Business. Without limiting the generality of the foregoing and, except as otherwise expressly provided in this Agreement, prior to the Closing Date, without the prior written consent of Purchaser, neither Company will:

                           (i) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any Purchased Assets or permit any Encumbrance on any Purchased Assets;

                           (ii) permit any insurance (or reinsurance) policies to be cancelled or terminated or any of the coverage thereunder to lapse, unless simultaneously with such termination, cancellation or lapse, replacement policies with similarly rated insurance companies providing coverage equal to or greater than coverage remaining under those cancelled, terminated or lapsed are in full force and effect;

                           (iii) make any changes to the accounting methods, principles or practices applicable to either Company, except as required by GAAP;

                           (iv) permit any damage, destruction or casualty loss, whether covered by insurance or not, material to (A) either Company taken as a whole, (B) any Real Property used by either Company in the conduct of the Mobile Business or (C) to any Purchased Assets;

                           (v) through negotiation or otherwise, make any commitment or incur any Liability with respect to any labor organization;

                           (vi) make any capital expenditure or commitment or additions to the Purchased Assets;

                           (vii) enter into or amend any other agreements, licenses, commitments or transactions, except (A) agreements, commitments or transactions made in the Ordinary Course of Business in an amount not to exceed $5,000 in the aggregate or (B) operating leases in an amount not to exceed in the aggregate $5,000 per month on a cumulative basis;

                           (viii) make any change to its Certificate (or Articles) of Incorporation, bylaws or other organizational documents;

                           (ix) fail to perform in a timely manner any of its obligations under the Assumed Contracts;

                           (x) take any other action which would result in a Material Adverse Effect on either Company; or

                           (xi) agree, whether in writing or orally, whether formally or informally, to engage in any of the actions described in clauses (i) through
                                    (x) of this SECTION 5.1.

         5.2 INVESTIGATION BY PURCHASER. Each Company shall allow Purchaser or its authorized representatives, at Purchaser's own expense during regular business hours, or otherwise with the consent of the applicable Company (which consent shall not be unreasonably withheld), to interview employees of the Companies and to make such inspection of each Company and to inspect (and, if applicable, make copies of) Books and Records, plants, offices, warehouses and other facilities of each Company as requested by Purchaser or its authorized representatives and reasonably necessary for or reasonably related to the Purchased Assets or the operation of the Mobile Business, including historical financial information, concerning the Mobile Business.

         5.3 CONSENTS. As soon as practicable after execution of this Agreement, the Companies will commence and pursue all reasonable action required hereunder or under applicable law to (a) obtain all necessary or appropriate approvals of the Bankruptcy Court, (b) obtain all permits, consents, approvals and agreements of third persons, and (c) give all notices and make all filings in each case as may be necessary to authorize, approve or permit the full and complete consummation of the transactions contemplated hereby (and by the other Acquisition Documents) by the Closing Date.

         5.4 NOTIFICATION OF CERTAIN MATTERS. Each of the parties (and Mandler, as indicated by his signature below) shall give prompt notice to the other party, of (i) the discovery of a fact or facts of which the notifying party has actual knowledge which cause it to conclude that any of the representations, warranties or statements made by it or in an any exhibit, schedule or other document delivered pursuant to this Agreement, may be false or misleading or omission of any facts necessary in order to make such representations, warranties or statements not false or misleading; (ii) the occurrence, or failure to occur, of any event which occurrence or failure would be likely to cause any representation or warranty made by them in this Agreement to be untrue or inaccurate any time from the date hereof to the Closing Date; and (iii) any failure of the notifying party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder. Each party hereto shall use all reasonable efforts to remedy any failure on its or his part to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder. During the period from the date of this Agreement to the Closing Date, each Company agrees (and Mandler agrees as indicated by his signature below) to promptly notify Purchaser of any material change in, or outside of, the normal course of business or operations of either Company and of any Governmental or Regulatory Authority complaints, investigative hearings, or the institution, threat (to the extent Mandler and either Company have or should have knowledge of such threat) or settlement of litigation, in each case involving an amount in excess of $5,000 and relating to either Company, and shall keep Purchaser fully informed in reasonable detail of such events. Neither Company shall enter into any settlements over $5,000 in connection with any such litigation without the prior written consent of Purchaser.

         5.5 BEST EFFORTS. Subject to the terms and conditions of this Agreement, each of the parties hereto will use its best efforts to take, or cause to be taken, all action, or to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, obtaining all consents and approvals of all Persons and Governmental or Regulatory Authorities and removing any injunctions or other impairments or delays or otherwise which are necessary to the consummation of the transactions contemplated by this Agreement.

         5.6 FILINGS. Each of the parties hereto will use its best efforts to make or cause to be made all such filings and submissions as may be required under applicable laws and regulations for the consummation of the transactions contemplated by this Agreement. Each of the Companies and Purchaser will coordinate and cooperate with one another in exchanging such information and provide each other such assistance as any other party may reasonably request in connection with the foregoing.

         5.7 PUBLIC ANNOUNCEMENTS. Except as required by applicable law, prior to the Closing, neither Company shall issue or cause the publication of any press release or otherwise make any public statement with respect to the transactions contemplated hereby without the prior written consent of Purchaser.

         5.8 EMPLOYEE MATTERS. The parties acknowledge and affirm their intention that Purchaser shall not assume any liabilities or obligations of either Company to any current or former employee of either Company. Purchaser shall not have any liability or obligation to or in respect of any employee or agent of either Company, including but not limited to any liability or obligation (i) to employ or engage any such employee or agent,
(ii) arising from such employee or agent's dismissal by either Company or any notice and/or payment in lieu of notice required by applicable law in connection with such dismissal, or (iii) in respect of any compensation, tenure, seniority, benefit, or welfare plan or arrangement of any kind.

                                  ARTICLE VI.
                   CONDITIONS TO THE OBLIGATIONS OF PURCHASER

                  It shall be a condition precedent to each and every obligation of Purchaser hereunder, that each of the following shall and remain satisfied:

         6.1 DOCUMENTS. The following shall have been delivered to Purchaser in form and substance satisfactory to Purchaser:

                  (a)      this Agreement, duly executed by both Companies;

                  (b) the "Maintenance Escrow Agreement" in the form of EXHIBIT A attached hereto, duly executed by both Companies;

                  (c) the "Equipment Lease Agreement" substantially in the form of EXHIBIT B attached hereto, duly executed by Nuclear Imaging Systems, Inc.;

                  (d) a "Radiation Safety Officer Services Agreement" for (and duly executed by) each of the Radiation Safety Officers in substantially the form of EXHIBIT I attached hereto;

                  (e) a certificate of the Secretary of each of the Companies substantially in the form of EXHIBIT H attached hereto, certifying as of the Closing Date (A) a true and complete copy of the organizational documents of the applicable Company certified as of a recent date by the Secretary of State of Pennsylvania, (B) a true and complete copy of the resolutions of the board of directors of each Company and the resolutions of the shareholders of each Company, each authorizing the execution, delivery and performance of this Agreement by the applicable Company and the consummation of the transactions contemplated hereby (C) certificates of good standing of each Company in the state of its incorporation and all states where it is qualified to do business, and (D) incumbency matters;

                  (f) consents to assignment for such of the Assumed Contracts as either (i) have been obtained, or (ii) are not subject to an assumption and assignment approved by the Bankruptcy Court Order;

                  (g) an agreement by the lessor of Lease No. 2 to the replacement of the existing Lease No. 2 with a month-to-month lease on the same terms and rental rate as the existing lease, but in favor of Purchaser and on a month-to-month basis, subject to termination on 30-days' notice, all as more particularly described in SECTION 2.10(b) above, and otherwise in form and substance satisfactory to Purchaser, unless the applicable Company assumes and assigns Lease No. 2 to Purchaser after having used its best efforts to obtain the agreement to the replacement of Lease No. 2;

                  (h) documentation evidencing transfer of all Radiation Materials Licenses set forth in SCHEDULE 2.1(D) attached hereto;

                  (i) documentation evidencing transfer of New Jersey's biohazardous waste permit;

                  (j) an Agreement to provide services to Purchaser, substantially in the form of EXHIBIT J attached hereto (the "MMC Services Agreement"), duly executed by MMC;

                  (k) a "Non-Competition Agreement" by and between Purchaser and Jeffery Mandler, substantially in the form of EXHIBIT E attached hereto (the "Non-Competition Agreement"), duly executed by Jeffery Mandler;

                  (l) an "Indemnity Agreement" by Mandler in favor of Purchaser in the form of EXHIBIT G attached hereto; and

                  (m) a "Consulting Agreement" executed by Mandler in substantially the form of EXHIBIT L attached hereto.

         6.2 BANKRUPTCY COURT ORDER. The Bankruptcy Court shall have entered the Bankruptcy Court Order and such order shall have become final and non-appealable without any notice of appeal having been filed and which shall be in all respects in form and substance satisfactory to Purchaser and which shall approve:

                  (a) the sale, transfer and assignment to Purchaser of all the Purchased Assets (including, without limitation, the Customer Lists and Accounts), free and clear of all liens, claims and encumbrances (including all Encumbrances and all adverse claims of any kind whatsoever including for any taxes payable on account of the sale of the Purchased Assets and/or for which Purchaser might otherwise by required to withhold any portion of the Purchase Price for the Purchased Assets) with all such liens, claims and encumbrances to attach to the proceeds of the sale, transfer and assignment to Purchaser;

                  (b) the assumption by the applicable Company of all the Assumed Contracts (and any other executory contracts or unexpired leases which constitute part of the Purchased Assets) and the assignment thereof effective on the Closing Date to Purchaser, free and clear of liens, claims Encumbrances, adverse claims and rights of setoff;

                  (c)      the assumption and assignment of Lease No. 1;

                  (d) execution and performance of a lease that replaces Lease No. 2 or, alternatively, the assumption and assignment of Lease No. 2 if the applicable Company's best efforts to obtain the agreement referred to herein and in SECTION 2.10(b) fails;

                  (e) the usage by Purchaser of 1/12 of the premises subject to Lease No. 3 free of additional charge;

                  (f) the acquisition by Purchaser of the Permits, the Radiation Materials Licenses, the Mobile Business Records, and all pre-paid expenses and deposits relating to the Mobile Business, in each case, free and clear of liens, claims Encumbrances, adverse claims and rights of setoff;

                  (g)      the Equipment Lease Agreement; and

                  (h) all other Acquisition Documents duly executed by the applicable Company or other party (other than Purchaser) which is a party thereto.

         6.3 REPRESENTATIONS, WARRANTIES AND COVENANTS. All representations and warranties of each Company contained in this Agreement shall be true and correct on and as of the Closing Date and Mandler and each Company shall have performed all agreements and covenants required to be performed by them prior to or on the Closing Date under the Acquisition Documents to which each is a party.

         6.4 NO ACTIONS OR PROCEEDINGS. No Actions or Proceedings shall have been instituted or threatened which question the validity or legality of the transactions contemplated hereby or by the other Acquisition Documents.

         6.5 MATERIAL ADVERSE EFFECT. Mandler and each Company shall not have acted or caused either Company or any Person to have acted in any manner which has created or could reasonably create any material adverse change, or any event or development which, individually or together with other such events, could reasonably be expected to result in a Material Adverse Effect on the Mobile Business or the Purchased Assets.

         6.6 CONSENTS. All court orders, permits, authorizations, consents, approvals and waivers from third parties and Governmental or Regulatory Authorities and other Persons necessary or appropriate (as determined by Purchaser in its sole discretion) to permit the applicable Company to perform its obligations hereunder (or under the other Acquisition Documents) and to consummate the transactions contemplated hereby or by the other Acquisition Documents by either Company or Mandler shall have been obtained, including without limitation approvals required from the Nuclear Regulatory Commission, all such approvals to be in form and substance acceptable to Purchaser.

                                  ARTICLE VII.
                                  MISCELLANEOUS

         7.1 NOTICES. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally against written receipt or by facsimile transmission with answer back confirmation or mailed (postage prepaid by certified or registered mail, return receipt requested) or by overnight courier to the parties at the following addresses or facsimile numbers:

                  IF TO EITHER COMPANY, TO:

                           Nuclear Imaging Systems, Inc.
                           The Mark Building
                           3223 Phoenixville Pike, Suite C
                           Malvern, PA 19355
                           Facsimile No:  (610) 296-1176
                           Attention:  Jeffery Mandler

                  IF TO PURCHASER, TO:

                           Digirad Imaging Systems, Inc.
                           9350 Trade Place
                           San Diego, CA  92126
                           Facsimile No:  (858) 549-7714
                           Attention:  Chief Executive Officer

                  WITH COPIES TO:

                           Brobeck, Phleger & Harrison LLP
                           12390 El Camino Real
                           San Diego, CA  92130
                           Facsimile No.:  (858) 720-2555
                           Attention:  Maria K. Pum, Esq.

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this SECTION 7.1, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this SECTION 7.1, be deemed given upon receipt, and (iii) if delivered by mail in the manner described above to the address as provided in this SECTION 7.1, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

         7.2 ENTIRE AGREEMENT. This Agreement (and all Exhibits and Schedules attached hereto, all other documents delivered in connection herewith) supersedes all prior discussions and agreements among the parties with respect to the subject matter hereof and contains the sole and entire agreement among the parties hereto with respect thereto.

         7.3 WAIVER. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party hereto of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.

         7.4 AMENDMENT. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

         7.5 NO THIRD PARTY BENEFICIARY. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person other than any Person.

         7.6 NO ASSIGNMENT; BINDING EFFECT. Neither this Agreement nor any right, interest or obligation hereunder may be assigned by any party hereto without the prior written consent of the other parties hereto and any attempt to do so will be void. This Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

         7.7 HEADINGS. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

         7.8 SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof,
(iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and mutually acceptable to the parties herein.

         7.9 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts executed and performed in such State, without giving effect to conflicts of laws principles.

         7.10 ARBITRATION AND VENUE. Any controversy or claim arising out of or relating to this Agreement or the making, performance or interpretation thereof shall be submitted to arbitration in San Diego, California, pursuant to the rules and procedures of the American Arbitration Association before a panel of three arbitrators. The ruling of the arbitrator shall be final, and judgment thereon may be entered in any court having jurisdiction. If any question is submitted to a court of law for resolution, then the Superior Court of the County of San Diego or the United States District Court having jurisdiction in the County of San Diego shall be the exclusive court of competent jurisdiction for the resolution of such question. Each party will bear one half of the cost of the arbitration filing and hearing fees, and the cost of the arbitrator. Each party will bear its own attorneys' fees, unless otherwise decided by the arbitrator. The parties understand and agree that the arbitration shall be instead of any civil litigation and that the arbitrator's decision shall be final and binding to the fullest extent permitted by law and enforceable by any court having jurisdiction thereof. Each party shall be entitled to pre-hearing discovery as provided in California Code of Civil Procedure Section 1283.05

         7.11 CONSENT TO JURISDICTION AND FORUM SELECTION. The parties hereto agree that all actions or proceedings arising in connection with this Agreement shall be initiated and tried exclusively in the State and Federal courts located in the County of San Diego, State of California. The aforementioned choice of venue is intended by the parties to be mandatory and not permissive in nature, thereby precluding the possibility of litigation between the parties with respect to or arising out of this Agreement in any jurisdiction other than that specified in this SECTION 7.11. Each party hereby waives any right it may have to assert the doctrine of FORUM NON CONVENIENS or similar doctrine or to object to venue with respect to any proceeding brought in accordance with this paragraph, and stipulates that the State and Federal courts located in the County of San Diego, State of California shall have in personam jurisdiction and venue over each of them for the purposes of litigating any dispute, controversy or proceeding arising out of or related to this Agreement. Each party hereby authorizes and accepts service of process sufficient for personal jurisdiction in any action against it as contemplated by this SECTION
7.11 by registered or certified mail, return receipt requested, postage prepaid, to its address for the giving of notices as set forth in this Agreement, or in the manner set forth in SECTION 7.1 of this Agreement for the giving of notice. Any final judgment rendered against a party in any action or proceeding shall be conclusive as to the subject of such final judgment and may be enforced in other jurisdictions in any manner provided by law.

         7.12 EXPENSE. Except as otherwise provided in this Agreement, each Company and Purchaser shall pay the expenses and costs of such Company and Purchaser, respectively, incidental to the preparation of this Agreement and to the consummation of the transactions contemplated hereby.

         7.13 CONSTRUCTION. No provision of this Agreement shall be construed in favor of or against any party on the ground that such party or its counsel drafted the provision. Any remedies provided for herein are not exclusive of any other lawful remedies which may be available to either party. This Agreement shall at all times be construed so as to carry out the purposes stated herein.

         7.14 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by facsimile, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

         7.15 FURTHER ASSURANCES. In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, each of the parties will take such further action (including the execution and delivery of such further instruments and documents) as the other party reasonably may request, all the sole cost and expense of the requesting party (unless the requesting party is entitled to indemnification therefor under this ARTICLE VII).


                           [SIGNATURE PAGE TO FOLLOW]

                  IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto, or their duly authorized officer, as of the date first above written.

                             DIGIRAD IMAGING SYSTEMS, INC.,
                             a Delaware corporation


                             By:/S/ SCOTT HUENNEKENS
                                -----------------------------------------------

                             Name:    SCOTT HUENNEKENS
                                  ---------------------------------------------

                             Title:   PRESIDENT & CEO
                                   --------------------------------------------


                             NUCLEAR IMAGING SYSTEMS, INC.,
                             a Pennsylvania corporation


                             By:/S/ JEFFREY MANDLER
                                -----------------------------------------------

                             Name:   JEFFREY MANDLER
                                  ---------------------------------------------

                             Title:  PRESIDENT
                                   --------------------------------------------

                             CARDIOVASCULAR CONCEPTS, P.C.,
                             a Pennsylvania professional corporation


                             By:  /S/ JEFFREY MANDLER
                                -----------------------------------------------

                             Name:  JEFFREY MANDLER
                                  ---------------------------------------------

                             Title:  PRESIDENT
                                   --------------------------------------------

         By executing where indicated below, the undersigned hereby makes to Purchaser each of the representations and warranties set forth in
         ARTICLE III of this Agreement, all of which are prefaced by words to the effect that "by executing where indicated below, Mandler represents and warrants to Purchaser that . . ." In addition, the undersigned acknowledges and agrees to be bound by the provisions of SECTION 5.4 above and any other provision of this Agreement referring to Mandler's signature below. By executing where indicated below, the undersigned further acknowledges and agrees that he is not a party to this agreement, nor is he a third party beneficiary of this Agreement.

         Date:   __________________

                                            /S/ JEFFERY MANDLER
                                            -----------------------------------
                                            JEFFERY MANDLER

                                 SCHEDULE 2.1(a)

                  EQUIPMENT, LEASEHOLD IMPROVEMENTS, HARDWARE,
          SOFTWARE & OTHER OPERATING ASSETS USED IN THE MOBILE BUSINESS

                          DIGIRAD IMAGING SYSTEMS, INC.
                             NUCLEAR IMAGING SYSTEMS

                                PURCHASED ASSETS

INVENTORY #        DESCRIPTION                                          MODEL #            SERIAL #
------------------ ---------------------------------------------------- ------------------ -----------------------------
        1          Executive Desk 5 Drawer
------------------ ---------------------------------------------------- ------------------ -----------------------------
        2          GE 3 Line Phone
------------------ ---------------------------------------------------- ------------------ -----------------------------
        3          RICOH 2000L Fax Dec 1999                             2000L              M9099200171
------------------ ---------------------------------------------------- ------------------ -----------------------------
        4          Apple Macintosh Computer w/Monitor 1993                                 SG3111J7C2C
------------------ ---------------------------------------------------- ------------------ -----------------------------
        5          Apple Macintosh Keyboard                             Apple II           5K24906S03N
------------------ ---------------------------------------------------- ------------------ -----------------------------
        6          Cork Bulletin Board
------------------ ---------------------------------------------------- ------------------ -----------------------------
      7 & 8        Marker Boards
------------------ ---------------------------------------------------- ------------------ -----------------------------
        9          Metal Book Shelf
------------------ ---------------------------------------------------- ------------------ -----------------------------
       10          2 Drawer File Cabinet
------------------ ---------------------------------------------------- ------------------ -----------------------------
     11 & 12       4 Drawer Small Metal File Cabinets bk/bg
------------------ ---------------------------------------------------- ------------------ -----------------------------
       13          Kenmore Microwave Oven
------------------ ---------------------------------------------------- ------------------ -----------------------------
       14          Laser Writer Select Printer                                             BG3331CV120
------------------ ---------------------------------------------------- ------------------ -----------------------------
       15          Folding Table
------------------ ---------------------------------------------------- ------------------ -----------------------------
       16          RICOH Copy Machine                                   FT4527             51564
------------------ ---------------------------------------------------- ------------------ -----------------------------
     17 & 18       Cork Boards for Van Keys
------------------ ---------------------------------------------------- ------------------ -----------------------------
       19          4 - Hot Files (for paper work)
------------------ ---------------------------------------------------- ------------------ -----------------------------
       20          Secretarial Chair
------------------ ---------------------------------------------------- ------------------ -----------------------------
       21          GE Small Refrigerator
------------------ ---------------------------------------------------- ------------------ -----------------------------
      22-25        5 Shelf Metal Storage Racks (for supplies)
------------------ ---------------------------------------------------- ------------------ -----------------------------
       26          Rubbermaid 2 Shelf Cart on Wheels
------------------ ---------------------------------------------------- ------------------ -----------------------------
       27          Sparklett Water Cooler                                                  9513180747
------------------ ---------------------------------------------------- ------------------ -----------------------------
       28          4 Drawer File Cabinet (hot lab area)
------------------ ---------------------------------------------------- ------------------ -----------------------------
       29          11 Pocket Hot File
------------------ ---------------------------------------------------- ------------------ -----------------------------
    30 31 32       3 Yellow Hot Lab Storage Bins
------------------ ---------------------------------------------------- ------------------ -----------------------------
     33 & 34       Well Counter Ludlum                                  2200               138688
------------------ ---------------------------------------------------- ------------------ -----------------------------
       35          Brown Table (hot lab area)
------------------ ---------------------------------------------------- ------------------ -----------------------------
       36          Grey 4 Drawer Desk (hot lab area)
------------------ ---------------------------------------------------- ------------------ -----------------------------
     37 & 38       Cork Boards (hot lab area)
------------------ ---------------------------------------------------- ------------------ -----------------------------
       39          Brown Chair
------------------ ---------------------------------------------------- ------------------ -----------------------------
       40          5 Drawer Brown Desk
------------------ ---------------------------------------------------- ------------------ -----------------------------
       41          AT&T Phone                                           715                AS5THA18351MTE
------------------ ---------------------------------------------------- ------------------ -----------------------------
       42          3 Door White Cabinet (for storage)
------------------ ---------------------------------------------------- ------------------ -----------------------------
       43          1/2 Cork 1/2 Marker Board
------------------ ---------------------------------------------------- ------------------ -----------------------------
       44          4 Drawer Black File Cabinet
------------------ ---------------------------------------------------- ------------------ -----------------------------

INVENTORY #        DESCRIPTION                                          MODEL #            SERIAL #
------------------ ---------------------------------------------------- ------------------ -----------------------------
       45          6 Split Shelf Metal Storage Rack
------------------ ---------------------------------------------------- ------------------ -----------------------------
     46 & 47       2 Round Stools (for tech)
------------------ ---------------------------------------------------- ------------------ -----------------------------
       48          Tyco BP Unit Stand Alone                                                89984609
------------------ ---------------------------------------------------- ------------------ -----------------------------
       49          Standby Baumanometer
------------------ ---------------------------------------------------- ------------------ -----------------------------
       50          Patient Step Stool with Handle
------------------ ---------------------------------------------------- ------------------ -----------------------------
       51          Tyco BP Unit Stand Alone                             C50050             119935848
------------------ ---------------------------------------------------- ------------------ -----------------------------
       52          Metal Storage Rack 6 Shelf (van supplies)
------------------ ---------------------------------------------------- ------------------ -----------------------------
       53          Metal Storage Rack 4 Shelf
------------------ ---------------------------------------------------- ------------------ -----------------------------
       54          Wells Fargo Alarm System                                                N6119V1
------------------ ---------------------------------------------------- ------------------ -----------------------------
       55          Hoover Vacuum Cleaner Encore Supreme
------------------ ---------------------------------------------------- ------------------ -----------------------------
       56          Patient Step Stool
------------------ ---------------------------------------------------- ------------------ -----------------------------
       57          4 Sets of Privacy Screens
------------------ ---------------------------------------------------- ------------------ -----------------------------
       58          2 Door Metal Storage Closet
------------------ ---------------------------------------------------- ------------------ -----------------------------
       59          Ansul Sentry Fire Extinguisher                                          NV540140
------------------ ---------------------------------------------------- ------------------ -----------------------------
       60          Ansul Sentry Fire Extinguisher                                          NV540132
------------------ ---------------------------------------------------- ------------------ -----------------------------
       61          Cork Board (for drivers)
------------------ ---------------------------------------------------- ------------------ -----------------------------
       62          Canon Fax Machine                                    B640               UWZ63923
------------------ ---------------------------------------------------- ------------------ -----------------------------
       63          Canon Copier Machine                                 PC12               NTF04087
------------------ ---------------------------------------------------- ------------------ -----------------------------
       64          Executone Phone System (5)                                              B0045239
------------------ ---------------------------------------------------- ------------------ -----------------------------
       65          Answering Machine AT&T                                                  A320IN
------------------ ---------------------------------------------------- ------------------ -----------------------------
       66          3 Executive Desks
------------------ ---------------------------------------------------- ------------------ -----------------------------
       67          3 Chairs
------------------ ---------------------------------------------------- ------------------ -----------------------------
       68          1 Computer Hutch
------------------ ---------------------------------------------------- ------------------ -----------------------------
       69          Computer Digital Acer                                810W               KA437DNHR3
------------------ ---------------------------------------------------- ------------------ -----------------------------
       70          Monitor                                              VRC16              2A41872887
------------------ ---------------------------------------------------- ------------------ -----------------------------
       71          Keyboard                                             RT101              70840963
------------------ ---------------------------------------------------- ------------------ -----------------------------
       72          Mouse                                                MS28               LC2041015591
------------------ ---------------------------------------------------- ------------------ -----------------------------
       73          3 Oxygen Tanks
------------------ ---------------------------------------------------- ------------------ -----------------------------
       74          4 Oxygen Valves
------------------ ---------------------------------------------------- ------------------ -----------------------------
       75          3 Oxygen Carts
------------------ ---------------------------------------------------- ------------------ -----------------------------
       76          Oxygen Mask
------------------ ---------------------------------------------------- ------------------ -----------------------------
       77          Monarch Mark III Bike
------------------ ---------------------------------------------------- ------------------ -----------------------------
       78          2 Burdick E550 EKG Machines                          10105              10103
------------------ ---------------------------------------------------- ------------------ -----------------------------
       79          Burdick Defibrilator                                 DC200              30533
------------------ ---------------------------------------------------- ------------------ -----------------------------
       80          IV Holder
------------------ ---------------------------------------------------- ------------------ -----------------------------
       81          2 Folding Tables
------------------ ---------------------------------------------------- ------------------ -----------------------------
       82          3 Supply Shelves
------------------ ---------------------------------------------------- ------------------ -----------------------------
       83          2 Bio Bins
------------------ ---------------------------------------------------- ------------------ -----------------------------
       84          8 Drug Boxes
------------------ ---------------------------------------------------- ------------------ -----------------------------
       85          2 Folding Tables 5 Feet
------------------ ---------------------------------------------------- ------------------ -----------------------------
       86          Folding Table 7 Feet
------------------ ---------------------------------------------------- ------------------ -----------------------------
       87          HP Fax Machine w/Stand                                                  SG682M31N0
------------------ ---------------------------------------------------- ------------------ -----------------------------
       88          Desk Lamp
------------------ ---------------------------------------------------- ------------------ -----------------------------

INVENTORY #        DESCRIPTION                                          MODEL #            SERIAL #
------------------ ---------------------------------------------------- ------------------ -----------------------------
       89          5 Trash Cans
------------------ ---------------------------------------------------- ------------------ -----------------------------
       90          Drug Cabinet
------------------ ---------------------------------------------------- ------------------ -----------------------------
       91          6 OS/Chairs
------------------ ---------------------------------------------------- ------------------ -----------------------------
       92          Stool
------------------ ---------------------------------------------------- ------------------ -----------------------------
       93          3 Book Cases
------------------ ---------------------------------------------------- ------------------ -----------------------------
       94          3 Desk Chairs
------------------ ---------------------------------------------------- ------------------ -----------------------------
       95          2 File Cabinets
------------------ ---------------------------------------------------- ------------------ -----------------------------
       96          3 Metal Shelves 6 Foot
------------------ ---------------------------------------------------- ------------------ -----------------------------
       97          2 Phones
------------------ ---------------------------------------------------- ------------------ -----------------------------
       98          Camera Table
------------------ ---------------------------------------------------- ------------------ -----------------------------
       99          Canon Copier Machine                                 PC11re             NT000545
------------------ ---------------------------------------------------- ------------------ -----------------------------
       100         4 Oxygen Masks
------------------ ---------------------------------------------------- ------------------ -----------------------------
       101         3 IV Poles
------------------ ---------------------------------------------------- ------------------ -----------------------------
       102         Bike
------------------ ---------------------------------------------------- ------------------ -----------------------------
       103         2 Hot Lab Trash Cans
------------------ ---------------------------------------------------- ------------------ -----------------------------
       104         Spare Set of Ramps for Van
------------------ ---------------------------------------------------- ------------------ -----------------------------
       105         Water Cooler                                                            983847445
------------------ ---------------------------------------------------- ------------------ -----------------------------
       106         Vacuum Dirt Devil
------------------ ---------------------------------------------------- ------------------ -----------------------------
       107         Refrigerator                                                            G95001121
------------------ ---------------------------------------------------- ------------------ -----------------------------
       108         Emerson Microwave
------------------ ---------------------------------------------------- ------------------ -----------------------------
       109         State Radiation License - New Jersey                 20443-02
------------------ ---------------------------------------------------- ------------------ -----------------------------
       110         State Radiation License - Maryland                   MD-31-240-01
------------------ ---------------------------------------------------- ------------------ -----------------------------
       111         State Radiation License - North Carolina             001-10-14-1
------------------ ---------------------------------------------------- ------------------ -----------------------------
       112         State Radiation License - Pennsylvania               PA-0651
------------------ ---------------------------------------------------- ------------------ -----------------------------
       113         Mobile System #1 - Location PM                       see below
------------------ ---------------------------------------------------- ------------------ -----------------------------
       114         Mobile System #6 - Location ATN                      see below
------------------ ---------------------------------------------------- ------------------ -----------------------------
       115         Mobile System #8 - Location PM                       see below
------------------ ---------------------------------------------------- ------------------ -----------------------------
       116         Mobile System #9 - Location PM                       see below
------------------ ---------------------------------------------------- ------------------ -----------------------------
       117         Mobile System #10 - Location MD                      see below
------------------ ---------------------------------------------------- ------------------ -----------------------------
       118         Mobile System #11 - Location ATN-ST                  see below
------------------ ---------------------------------------------------- ------------------ -----------------------------
       119         Mobile System #12 - Location NC                      see below
------------------ ---------------------------------------------------- ------------------ -----------------------------
       120         Mobile System #13 - Location PM                      see below
------------------ ---------------------------------------------------- ------------------ -----------------------------
       121         Mobile System #14 - Location PM                      see below
------------------ ---------------------------------------------------- ------------------ -----------------------------


System #1: Dose Calibrator serial # 71257; Survey Meter serial # 80905; Survey Meter #2 serial # 94494

System #6: Dose Calibrator serial # 71781; Survey Meter serial # 73329; Survey Meter #2 serial # 72857

System #8: Dose Calibrator serial # 71420; Survey Meter serial # 95022; Survey Meter #2 serial # 95155

System #9: Dose Calibrator serial # 70890; Survey Meter serial # 108711 & 106528; Survey Meter #2 serial # N/A

System #10: Dose Calibrator serial # 71728; Survey Meter serial # 103857 & 72028; Survey Meter #2 serial # N/A

System #11: Dose Calibrator serial # 70837; Survey Meter serial # 83489; Survey Meter #2 serial # 92625

System #12 Dose Calibrator serial # 71591; Survey Meter serial # 106588 & 106606; Survey Meter #2 serial # N/A

System #13: Dose Calibrator serial # 71773; Survey Meter serial # 78987; Survey Meter #2 serial # 92978

System #14: Dose Calibrator serial # 71765; Survey Meter serial # 89399 & 99958; Survey Meter #2 serial # N/A

                                SCHEDULE 2.1(b)

                          CUSTOMER LISTS AND ACCOUNTS

Schedule 2.1.b
Mobil Customers

NAME                                                                  STATE

1        Aganwal                                                  MD/Rockville
2        Cardiology Center/Fiutowski                              MD/Rockville
3        Greater Annapolis Medical Group/Lauria                   MD/Rockville
4        Varkey Mathew                                            MD/Rockville
5        Varma                                                    MD/Rockville
6        The Heart Center/John Clemente                                NJ
7        Menlo Park Medical Group/Buck Warren                          NJ
8        Smith, John                                                   NJ
9        Clifford, James R.                                            NJ
10       Cumberland Med. Assoc./Covnarsky & Garcia                     NJ
11       Feitell                                                       NJ
12       Werres                                                        NJ
13       Newport Medical Associates/Dongo & Cabalez                    NJ
14       Schmidt-Fletcher/Scarpa                                       NJ
15       University of Medicine & Dentistry/Salvucci                   NJ
16       Alliance Medical Associates/Kahn                              NC
17       Masoud                                                        NC
18       Hazelton Cardiology/Bronstein                                Penn
19       Internal Medicine Associates/Gitter                           NJ
20       Marshall-Rismiller/DeCalli                                   Penn
21       North Penn Cardiology/Tendler                                Penn
22       Physician Care, PC/Tama                                      Penn
23       Pocono Cardiology Assoc/Fried                                Penn
24       Pottsville Internists/Narula                                 Penn
25       Schuylkill Cardiology/Banning                                Penn
26       Shapiro                                                       NJ
27       Coletti                                                       NJ
28       Grossman                                                      NJ
29       Gohle                                                         DE
30       Tullner                                                       MD
31       Alikan                                                        MD
32       Essandoh                                                      MD
33       Garrison                                                      NC
34       Wolk                                                          PA
35       Bikkina                                                       NJ
36       Kelly (Smith office)                                          NJ
37       Nehzad                                                        NJ
38       Park Avenue/Albuq.                                            NJ
39       Robinson                                                      MD
40       Carusa                                                        NC
41       Gracko                                                       Penn
42       Amin                                                         Penn

                                 SCHEDULE 2.1(c)

                                ASSUMED CONTRACTS


All agreements between Company and the customers listed in Schedule 2.1(b) of this Agreement, all leases and permits listed on Schedule 2.1(d), plus the following contracts:

Agreement between Nuclear Imaging Systems, Inc. and Andrew M. Keenan MD evidenced by letter dated September 11, 2000 whereby Dr. Keenan agrees to provide RSO consulting services to the Digirad Corporation.

Any and all agreements (written or oral) to provide RSO consulting services between Nuclear Imaging Systems, Inc. and any of Dr. Joel Raichlen, Dr. Andrew Keenan, and Dr. Shaukat Kahn.

                                 SCHEDULE 2.1(d)

                    RADIATION MATERIALS LICENSES AND PERMITS

                                 MOBILE LICENSES

----------------------- ------------------------------------------ ------------------------------------------ ---------------------
        STATE                           LICENSES                                   ADDRESSES                            RSO
----------------------- ------------------------------------------ ------------------------------------------ ---------------------
Pennsylvania            1)  NRC 37-28453-01                        1)2241 Corsons Lane, Unit D, Plymouth      Dr. Joel Raichlen
                        2)  PA-0651 (will apply for new Digirad    Meeting, PA  19462
                        mobile license for PA)                     2)  Temporarily out of Bethlehem
                                                                   406 Delaware Avenue
                                                                   Bethlehem, PA  18015
----------------------- ------------------------------------------ ------------------------------------------ ---------------------
New Jersey              1)  NRC 37-28453-01                        1)  222 Schanck Road, Suite 204,           Dr. Joel Raichlen
                        2)  NJ 20443-02                            Freehold, NJ  07728
----------------------- ------------------------------------------ ------------------------------------------ ---------------------
Maryland                1)  MD 31-240-01 (Rockville)               1)  15215 Shade Grove Road, Rockville,     Dr. Andrew Keenan
                                                                   MD  20850
----------------------- ------------------------------------------ ------------------------------------------ ---------------------
North Carolina          1)  NC 001-1014-01 (Burlington)            1)  2579 P Eric Lane, Burlington, NC       Dr. Shaukat Kahn
                                                                   22157
----------------------- ------------------------------------------ ------------------------------------------ ---------------------

                                 SCHEDULE 2.1(g)

            PREPAID EXPENSES AND DEPOSITS RELATING TO MOBILE BUSINESS


PURCHASE PRICE:


PRE-PAID EXPENSES                                             $

DEPOSITS:
Rickman Construction - facility lease deposits for
         15215 Shady Grove Road, Rockville, MD 20850          $  4,503.13

Peters Enterprise - security deposit for 2579-P Eric Lane,
         Piedmont Business Center, Burlington, NC 27215       $    813.00

Edward Reese - security deposit for 2241 Corsons Lane,
         Unit D, Plymouth Meeting, PA                         $  1,800.00
                                                              -----------

TOTAL DEPOSITS                                                $  7,116.13


TOTAL PRE-PAID EXPENSES AND DEPOSITS                          $  7,116.13
                                                              ===========

                                  SCHEDULE 2.2

                                 EXCLUDED ASSETS

                                LEASED EQUIPMENT

               PART I: ASSETS SUBJECT TO EQUIPMENT LEASE AGREEMENT

----------- -------------------------- ------- -------- --------- ---------- --------- --------
NIS         LOCATION                   CHAIR   SERIAL   PICKER    CAMERA     SERIAL #  PICKER
SYSTEM#                                NIS #   #        SITE #    NIS #                SITE #
----------- -------------------------- ------- -------- --------- ---------- --------- --------
1           Plymouth Meeting, PA       8       V5124    77572     1          M105      77561
----------- -------------------------- ------- -------- --------- ---------- --------- --------
5           Plymouth Meeting, PA       7       US122    77574     5          MO131     77226
----------- -------------------------- ------- -------- --------- ---------- --------- --------
6           Allentown, PA              5       V5120    77575     6          136       77224
----------- -------------------------- ------- -------- --------- ---------- --------- --------
8           Ply Mtg. PA (Clemente I)   10      115R     200608    8          149       77227
----------- -------------------------- ------- -------- --------- ---------- --------- --------
9           Plymouth Meeting, PA       1       US130    76535     9          M152      77571
----------- -------------------------- ------- -------- --------- ---------- --------- --------
10          Rockville, MD              9       125      76451     10         153       76450
----------- -------------------------- ------- -------- --------- ---------- --------- --------
11          Glen Burnie, MD            2       133      77576     11         159       77231
----------- -------------------------- ------- -------- --------- ---------- --------- --------
12          Burlington, NC             4       135      77578     12         161       77228
----------- -------------------------- ------- -------- --------- ---------- --------- --------
13          Plymouth Meeting, PA       3       U5134    76449     13         164       77233
----------- -------------------------- ------- -------- --------- ---------- --------- --------
14          Plymouth Meeting, PA       5       121      77579     14         166       77235
----------- -------------------------- ------- -------- --------- ---------- --------- --------
WK 3        Malvern, PA                                 N/A                            79727
----------- -------------------------- ------- -------- --------- ---------- --------- --------


-----------  ------------ ------------------ --------------------- ------------ -----------------------
NIS          COMPUTER     SERIAL #           PRINTER               SERIAL #     DRIVE #1
SYSTEM#
-----------  ------------ ------------------ --------------------- ------------ -----------------------
1            MAC IIFX                        MITS CP100VA          100776       Infinity 44
-----------  ------------ ------------------ --------------------- ------------ -----------------------
5            MAC IIFX                        MITS CP100VA          101098       Syquest 44
-----------  ------------ ------------------ --------------------- ------------ -----------------------
6            MAC IIFX                        MIYS CP 110V          100581       Infinity 44
-----------  ------------ ------------------ --------------------- ------------ -----------------------
8            Quadro 950                      MIYS CP 110V          100423       Infinity 44/MO
-----------  ------------ ------------------ --------------------- ------------ -----------------------
9            Quadro 950   F32442UT671        MITS CP100VA          100328       Infinity 44/MO
-----------  ------------ ------------------ --------------------- ------------ -----------------------
10           Quadro 950   F3250DGJ671        MITS CP100VA          101168       Sony MO 128MA
-----------  ------------ ------------------ --------------------- ------------ -----------------------
11           Quadro 950   F330709R671        MITS CP 110V          100017       Sony MO128MB
-----------  ------------ ------------------ --------------------- ------------ -----------------------
12           Quadro 950   XB33B34HY671       MITS CP 110V          101156       Sony MO128MB
-----------  ------------ ------------------ --------------------- ------------ -----------------------
13           Quadro 950                      MITS CP100VA                       Sony MO128MB
-----------  ------------ ------------------ --------------------- ------------ -----------------------
14           Quadro 950                      MITS CP100VA                       Sony MO128MB
-----------  ------------ ------------------ --------------------- ------------ -----------------------
WK 3         MAC IIFX                                                           N/A
-----------  ------------ ------------------ --------------------- ------------ -----------------------



                       PART II: REMAINING EXCLUDED ASSETS

---------------------- ----- --------------------- ------ ------------------ ---------- ---------- ---------- ----------------------
LOCATION               YEAR  DESCRIPTION           VAN #  VIN #              REG. EXP.  INS. EXP.  PLATE #    TITLE
---------------------- ----- --------------------- ------ ------------------ ---------- ---------- ---------- ----------------------
Burlington, NC         1994  E350 Ford Spect Van   18     1FDKE37H4RHB00880  7/31/00    3/15/00    ZA48743PA  N
---------------------- ----- --------------------- ------ ------------------ ---------- ---------- ---------- ----------------------
Burlington, NC         1994  E350 Ford Spect Van   20     1FDKE37HXRHB83585  12/31/99   3/15/00    ZB52584PA  N
---------------------- ----- --------------------- ------ ------------------ ---------- ---------- ---------- ----------------------
Plymouth Meeting, PA   1994  E350 Ford Spect Van   1      1FDKE37H4RHB74820  12/31/99   3/15/00    ZB14593PA  N
---------------------- ----- --------------------- ------ ------------------ ---------- ---------- ---------- ----------------------
Plymouth Meeting, PA   1993  E350 Ford Spect Van   11     1FDKE37H2PHB76112  1/31/00    3/15/00    YY60823PA  N
---------------------- ----- --------------------- ------ ------------------ ---------- ---------- ---------- ----------------------
Plymouth Meeting, PA   1993  E350 Ford Spect Van   12     1FDKE37H1PHB76103  1/31/00    3/15/00    YY60822PA  N
---------------------- ----- --------------------- ------ ------------------ ---------- ---------- ---------- ----------------------
Plymouth Meeting, PA   1993  E350 Ford Spect Van   13     1FDKE37H6PHB88439  12/31/99   3/15/00    YZ09163PA  N
---------------------- ----- --------------------- ------ ------------------ ---------- ---------- ---------- ----------------------
Plymouth Meeting, PA   1994  E350 Ford Spect Van   15     1FDKE37H8RHB00879  4/30/00    3/15/00    YZ37110PA  N
---------------------- ----- --------------------- ------ ------------------ ---------- ---------- ---------- ----------------------
Plymouth Meeting, PA   1993  E350 Ford Spect Van   22     1FDKE37H4PHB88441  5/30/00    3/15/00    YZ09164PA  N
---------------------- ----- --------------------- ------ ------------------ ---------- ---------- ---------- ----------------------
Rockville, MD          1994  E350 Ford Spect Van   6      1FDKE37H4RHA91954  4/30/00    3/15/00    YZ37111PA  N
---------------------- ----- --------------------- ------ ------------------ ---------- ---------- ---------- ----------------------
Rockville, MD          1994  E350 Ford Spect Van   9      1FDKE37H6RHA21498  7/31/00    3/15/00    ZA48742PA  N
---------------------- ----- --------------------- ------ ------------------ ---------- ---------- ---------- ----------------------
Rockville, MD          1993  E350 Ford Spect Van   14     1FDKE37H7PHA93646  7/31/00    3/15/00    YX39813PA  Y-Title #46505285801NU
---------------------- ----- --------------------- ------ ------------------ ---------- ---------- ---------- ----------------------

                                  SCHEDULE 2.3

                               ASSUMED LIABILITIES


         None.

                                  SCHEDULE 2.7

                          ALLOCATION OF PURCHASE PRICE


PURCHASE PRICE:

Cash                                                                   $ 725,000.00

Less:    amounts reserved for reasonable attorneys
         fees and transaction costs                                    $ (25,000.00)
                                                                       ------------

Net purchase price                                                     $ 700,000.00
                                                                       ============




PURCHASE PRICE ALLOCATION:

Equipment, leasehold improvements, hardware, software,
         other operating assets - Schedule 2.1(a)                      $  55,500.00

Rights, title and interest in customer contracts and
         agreements - Schedule 2.1(c)                                  $ 637,383.87

Prepaid expenses and deposits - Schedule 2.1(g)                        $   7,116.13
                                                                       ------------

Total                                                                  $ 700,000.00
                                                                       ============

                                    EXHIBIT A


                          MAINTENANCE ESCROW AGREEMENT

                  THIS MAINTENANCE ESCROW AGREEMENT dated as of this 29th day of September 2000 (the "Agreement") is entered into by and among NUCLEAR IMAGING SYSTEMS, INC. ("NIS"), DIGIRAD IMAGING SYSTEMS, INC. ("Purchaser"), DVI FINANCIAL SERVICES, INC. ("Assignee") and U.S. TRUST COMPANY, NATIONAL ASSOCIATION, ("Escrow Agent") (collectively, "Parties").

                  WHEREAS, NIS is indebted to Assignee on account of certain indebtedness owed by NIS to Assignee, which indebtedness is secured by certain assets of NIS;

                  WHEREAS, NIS, an affiliate of NIS, Cardiovascular Concepts, P.C. ("CVC"), and Purchaser are parties to an Asset Purchase Agreement (the "A/P Agreement") pursuant to which Purchaser agreed to purchase and NIS (and CVC) agreed to sell to Purchaser certain assets comprising the "Mobile Business" of NIS and/or CVC, some or all of which assets are encumbered by a lien in favor of Assignee;

                  WHEREAS, out of the agreed upon purchase price of $725,000, the sum of $100,000 was to be and hereby is deposited into escrow with Escrow Agent subject to a first priority lien and security interest in favor of Purchaser to secure the maintenance obligations of NIS owed to Purchaser, and subject the liens and security interests of Assignee which are subordinate to those in favor of Purchaser, and subject to the terms this Agreement in order to fund certain maintenance obligations of NIS with respect to certain equipment encumbered by a lien in favor of Assignee, but which equipment is being leased to Purchaser, not purchased by Purchaser (the "Leased Equipment") as set forth in an "Equipment Lease Agreement" between NIS and Purchaser which is to be executed concurrently with the A/P Agreement; and

                  WHEREAS, Escrow Agent has indicated its willingness to act as escrow holder for the compensation set forth in EXHIBIT 1 attached hereto.

                  NOW, THEREFORE, the Parties agree as follows:

                                    ARTICLE I

                  1. APPOINTMENT AND ACCEPTANCE. The Purchaser, NIS and Assignee hereby appoint Escrow Agent as escrow agent for the purposes and upon the terms and conditions hereinafter set forth. Escrow Agent hereby accepts such appointment and agrees to act as escrow agent hereunder and to hold, invest and dispose of any funds received by it hereunder in accordance with the terms and conditions hereinafter set forth.

                  2. OPENING OF ESCROW FUND. On or before the Closing Date defined in the A/P Agreement, NIS will cause to be delivered to Escrow Agent the sum of $100,000 (the "Escrow Fund") to be deposited in a federally insured, interest-bearing account.

                  3. PURPOSE OF AGREEMENT. The Purchaser, NIS and Assignee represent to Escrow Agent that (a) this Agreement has been executed and the deposit of the Escrow Fund hereunder has been made pursuant to the A/P Agreement for the purpose of providing a fund for the maintenance of the Leased Equipment (which is encumbered by a lien in favor of Assignee) in the event NIS should fail to perform its maintenance obligations under the A/P Agreement and the Equipment Lease Agreement ("Maintenance Claims"), and (b) CVC has no interest in the Escrow Fund.

                                   ARTICLE II

                  1. DISBURSEMENTS FOR MAINTENANCE. During the term of this Escrow (and subject to paragraphs II.2 and Article VII, below), Escrow Agent shall disburse such sums as are demanded by Purchaser in accordance with the following procedure:

                           a.       If NIS fails to maintain the Leased
                                    Equipment as required by the Equipment Lease
                                    Agreement, Purchaser shall give telephonic or fax notice of the deficiency in performance of maintenance to both NIS and Assignee, and (if telephonic notice was used) shall immediately send a written confirmation thereof to NIS via facsimile (a "Maintenance Notice").

                           b.       If NIS is not able to give adequate
                                    assurance to Purchaser within 24 hours of receipt of the telephonic or written notice of the maintenance deficiency that Purchaser will cure the deficiency, Purchaser may contract with a third party to provide the necessary maintenance to the Leased Equipment, which contract may either be for a one-time only servicing of the equipment, or may be a contract to provide service for the remainder of the term of the Equipment Lease Agreement, in Purchaser's sole and absolute discretion.

                           c. Simultaneously with obtaining services from a third party, Purchaser shall (i) send to Escrow Agent a copy of the Maintenance Notice and a copy of the service contract or invoice for repair (if the Leased Equipment was already repaired at the cost of Purchaser), and (ii) send to Assignee and NIS a copy of the service contract or invoice for repair (if the Leased Equipment was already repaired at the cost of Purchaser).

                           d. Upon receipt of a copy of the service contract or invoice for repair (if the Leased Equipment was already repaired at the cost of Purchaser), Escrow Agent shall (i) promptly reimburse Purchaser for any sums already paid for maintenance by Purchaser using the funds in the Escrow Fund, and (ii) in the event a service contract was entered into, arrange for payments thereunder as and when they are due under the contract.

                           e. The sole means by which NIS or Assignee may bar release of funds from the Escrow Fund is by obtaining an appropriate court order on not less than 1 Business Day's notice to Purchaser enjoining payment from the Escrow Fund on the basis that either (i) NIS did not breach its maintenance obligation, or
                                    (ii) the cost of repair or the maintenance contract terms are unreasonable.

                  2. EFFECT OF END OF EQUIPMENT LEASE AGREEMENT. Unless directed otherwise by Purchaser or by an order of a court of competent jurisdiction, 30 days after the end of the lease term set forth in the Equipment Lease Agreement, all undisbursed funds remaining in the Escrow Fund (net of sums payable to Escrow Agent as set forth in this Agreement and in EXHIBIT 1) shall be delivered to Assignee at the address provided in this Agreement or at such other address as Assignee may provide to Escrow Agent in writing.

                                   ARTICLE III

                  The Escrow Agent undertakes to perform only the duties expressly set forth in this document. The Escrow Agent shall not be bound by any waiver, modification, amendment, termination, cancellation or revision of this Escrow Agreement, unless the foregoing is in writing, signed by all the parties to this Escrow Agreement, and the prior consent of the Escrow Agent has been obtained. The Escrow Agent shall not be bound by any assignment of the rights, duties or obligations under this Escrow Agreement by any party unless, the Escrow Agent receives prior written notification of such assignment and the Escrow Agent gives prior written consent to such assignment. The Escrow Agent shall perform any act ordered by a court of competent jurisdiction.

                                   ARTICLE IV

                  NIS agrees to indemnify the Escrow Agent for, and to hold Escrow Agent harmless, against any and all, fees, expenses, claims, suits, actions, proceedings investigations judgments, arbitration decisions, deficiencies, damages, awards, settlements, reasonable legal fees and expenses of attorney(s) chosen by the Escrow Agent, liabilities and expenses incurred based upon, but not limited to, a mistake of fact or law, act, performance, non-performance, alleged act, alleged omission, actual omission, act or omission based upon the advice of counsel or any other cause committed while performing any and all duties in connection with and under this Escrow Agreement. In addition, except where Escrow Agent is guilty of willful misconduct or negligence, the Escrow Agent shall receive full indemnification protection from:

                           a. Purchaser when relying upon any certificate, instruction, statement, request, notice, advice, direction, agreement, instrument, document, signature of Purchaser believed by the Escrow Agent to be genuine, or any assumption by the Escrow Agent that any person purporting to give the Escrow Agent any of the foregoing on behalf of Purchaser in accordance with the provisions herein has been duly authorized to do so; and

                           b. Assignee when relying upon any certificate, instruction, statement, request, notice, advice, direction, agreement, instrument, document, signature of Assignee believed by the Escrow Agent to be genuine, or any assumption by the Escrow Agent that any person purporting to give the Escrow Agent any of the foregoing on behalf of Assignee in accordance with the provisions herein has been duly authorized to do so.

                  This Escrow Agreement hereby grants to the Escrow Agent a lien on the Escrow Fund (which lien shall become invalid and unenforceable with respect to any portion of the Escrow Fund wired or delivered to Purchaser which shall receive such funds free and clear of such security interest) to enable the Escrow Agent to secure the aforementioned indemnity.

                  The Escrow Agent shall be under no duty to institute or defend any type of proceeding which may arise regarding this Escrow Agreement

                                    ARTICLE V

                  The Escrow Agent may resign and be discharged from the duties and obligations under this agreement at any time by giving no fewer than fifteen
(15) days written notice of such resignation to the parties herein, specifying the date when such resignation shall take effect. Thereafter, the Escrow Agent shall have no further obligation, except to hold the Escrow Fund as depository. In the event of such resignation, the parties to this Escrow Agreement agree that they will jointly appoint a banking corporation, trust company, attorney or other qualified person as successor escrow agent within fifteen (15) days of notice of such resignation. The Escrow Agent shall refrain from taking any action until such Escrow Agent has received joint written instructions from the parties herein, designating the successor escrow agent. Upon receipt of such instruction, the Escrow Agent shall, as soon as all fees are received in full, promptly deliver all of the escrowed Documents and the Escrow Funds to such successor escrow agent in accordance with such instructions. Upon receipt of the Escrow Fund, the successor escrow agent shall be bound by all the provisions herein and shall promptly deliver a written instrument to each of the parties detailing the terms in which the successor escrow agent agrees to be bound.

                                   ARTICLE VI

                  All notices, requests, demands, instructions, certificates, documents or other communications under this Escrow Agreement shall be in writing and shall be given by registered mail with return receipt requested and postage prepaid, by telecopy (or like transmission) or by personal delivery to the parties at the following addresses:

If to ESCROW AGENT:

         U.S. Trust Company, a National Association
         515 S. Flower Street, Suite 2700
         Los Angeles, CA  90071
         Facsimile No.:  (213) 488-1370
         Attention:  Deborah Gibbons

If to NIS:

         Nuclear Imaging Systems, Inc.
         The Mark Building
         3223 Phoenixville Pike, Suite C
         Malvern, PA 19355
         Facsimile No:  (610) 296-1176

If to Purchaser:

         Digirad Imaging Systems, Inc.
         9350 Trade Place
         San Diego, CA  92126
         Facsimile No:  (858) 549-7714
         Attention:  Chief Executive Officer

                                   ARTICLE VII

                  The Escrow Agent shall be entitled to compensation from NIS and only NIS, inasmuch as neither Purchaser nor Assignee shall bear any expense nor incur any liability in connection with this Escrow or the Escrow Agreement, for its services under this Escrow Agreement in accordance with the fee schedule and payment procedure described in EXHIBIT 1 attached hereto. These fees are intended to be full compensation for the Escrow Agent's services as contemplated by this Escrow Agreement. However, if (i) the conditions for disbursement of funds under this Escrow Agreement are not fulfilled; (ii) the Escrow Agent renders any material service not contemplated by this Escrow Agreement; (iii) there is any assignment of this Escrow Agreement; (iv) there is any material modification of this Escrow Agreement; (v) any material controversy arises under this Escrow Agreement; (vi) the Escrow Agent is made a party to, or justifiably intervenes in, any litigation pertaining to this Escrow Agreement or the subject matter of this Escrow Agreement, then the Escrow Agent shall be reasonably compensated by NIS for any extraordinary services rendered. The Escrow Agent shall not be required to distribute funds or to terminate this Escrow Agreement prior to receipt of its fees in full.

                                  ARTICLE VIII

                  The rights of the Escrow Agent and the obligations of and indemnifications provided pursuant to this document shall survive the termination of this Agreement.

                                   ARTICLE IX

                  Escrow Agent shall be under no duty to institute or defend any type of proceeding which may arise regarding this Escrow Agreement.

                                    ARTICLE X

                  This Agreement is executed in the State of Pennsylvania and shall be governed and interpreted in accordance with the laws of the State of Pennsylvania.

                                   ARTICLE XI

                  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. There are no third party beneficiaries of this Agreement. This Agreement is binding on the parties hereto, their executors, administrators, heirs at law, successors and assigns.

                  IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed as of the date first above mentioned.

                             DIGIRAD IMAGING SYSTEMS, INC.,
                             a Delaware corporation

                             By:
                                ------------------------------------------------

                             Name:
                                  ----------------------------------------------

                             Title:
                                   ---------------------------------------------


                             DVI FINANCIAL SERVICES, INC.

                             By:
                                ------------------------------------------------

                             Name:
                                  ----------------------------------------------

                             Title:
                                   ---------------------------------------------


                             NUCLEAR IMAGING SYSTEMS, INC.,
                             a Pennsylvania corporation

                             By:
                                ------------------------------------------------

                             Name:
                                  ----------------------------------------------

                             Title:
                                   ---------------------------------------------

                             U.S. TRUST COMPANY, NATIONAL ASSOCIATION

                             By:
                                ------------------------------------------------

                             Title:
                                   ---------------------------------------------

                             Address:
                                     -------------------------------------------

                                     -------------------------------------------

                                    EXHIBIT B

                            EQUIPMENT LEASE AGREEMENT

                          AGREEMENT TO LEASE EQUIPMENT

                  THIS AGREEMENT TO LEASE EQUIPMENT (this "AGREEMENT") is entered into as of September 29, 2000 by and between DIGIRAD IMAGING SYSTEMS, INC. ("LESSEE"), and NUCLEAR IMAGING SYSTEMS, INC., a Pennsylvania corporation ("LESSOR") based on the following facts and understandings:

                  WHEREAS, Lessor is a debtor and debtor in possession in chapter 11 case No. 00-19698 (the "Bankruptcy Case") pending in the United States Bankruptcy Court for the Eastern District of Pennsylvania (the "Bankruptcy Court");

                  WHEREAS, Lessor, as part of its larger business, operates a service that provides mobile delivery of diagnostic cardiac services, diagnostic imaging equipment and related technical services to physicians providing cardiology services (the "Mobile Business");

                  WHEREAS, Lessee has purchased certain assets of Lessor pertaining to the Mobile Business, on the terms and conditions set forth in an "Asset Purchase Agreement" (the "A/P Agreement") approved by the Bankruptcy Court;

                  WHEREAS, certain assets not purchased under the A/P Agreement but relating to the Mobile Business is comprised of equipment which is either subject to a lien and security interest in favor of DVI Financial Services, Inc. ("DVI") or subject to a lease under which DVI is the Lessor, and certain of which equipment Lessee desires to lease for a period of time until Lessee can replace such equipment;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

I.       THE LEASE

                  1.1 LEASE OF EQUIPMENT. Set forth on SCHEDULE 1 attached hereto (the "SCHEDULE") is a list of ten (10) "Systems" as identified by a separate line item on SCHEDULE 1. During the "Term" of this Lease (as defined in Section 1.2), Lessor shall be obligated to lease to Lessee and Lessee shall lease from Lessor, the Systems identified on SCHEDULE 1 as System nos. 1, 5, 11, and 12, subject to the terms and conditions set forth herein and subject to Lessor's maintenance obligation which maintenance obligation may be addressed, in part, by the ability of Lessor to substitute any of the other Systems listed on SCHEDULE 1 to replace any of System nos. 1, 5, 11, and/or 12 should one or more of those four Systems require maintenance or repair more efficiently addressed by the substitution of any of System nos. 6, 8, 9, 10, 13, or 14 for a malfunctioning System. Such substitution, and the ability of Lessor to effect such a substitution, shall not affect or increase the rent obligation payable by Lessee hereunder. The Systems leased to Lessee, together with all substitutions, replacements, repairs, parts and attachments, improvements and accessions thereto are referred to as the "EQUIPMENT". Lessor shall at all times retain such legal or equitable rights in the Equipment as it had prior to the execution of this Agreement, it being expressly agreed by both parties that this Agreement and the lease it represents (the "LEASE") is an agreement of lease (and/or sublease) only.

                  1.2 TERM OF LEASE. The Term of this Lease shall begin on the date when the conditions precedent to the effectiveness hereof (the "Commencement Date") have been satisfied as set forth in Section 1.6 below and shall continue until November 30, 2000, subject to extension on a week to week , and a System by System basis if on or before the date that is 3 calendar days before the last day of the Term, Lessee sends notice to Lessor via fax or hand delivery that the Lease will be extending the Term as to specified Systems for another weeks, and such extension shall then extend the "Term" to the date specified in the notice as to the indicated System. The term "COMMENCEMENT DATE" shall mean the date upon which all of the following are true: (a) the A/P Agreement


                                       1.

has been approved by the Bankruptcy Court and all conditions precedent to the effectiveness of the A/P Agreement shall have been satisfied, (b) this Agreement has been approved by the Bankruptcy Court, and (c) Lessor has delivered possession of the Equipment to Lessee.

                  1.3 RENTAL PAYMENTS. Lessee shall pay Lessor Rent at a rate of $500 per week per System included as part of the leased "Equipment" (I.E., four Systems as of the Commencement Date), payable in arrears on October 31, 2000 and November 30, 2000, and thereafter on the last day of each weekly extension, if any. The first payment for the period between the Commencement Date and November 1, 2000 shall be equal to a pro rated rental payment based on $500 per System divided by 7 multiplied by the actual number of days from the Commencement Date to November 1, 2000. All Rent and other amounts payable by Lessee to Lessor hereunder shall be paid to Lessor's designee and assignee, DVI, by check payable to DVI, at the address specified above, or at such other place (or person or entity) as DVI may designate in writing to Lessee from time to time.

                  1.4 RETURN OF EQUIPMENT. Upon expiration of the Term, Lessee shall immediately return the Equipment to Lessor's designee, which designee shall be DVI unless DVI designates otherwise in writing. In other words, the designation of DVI as the designee for the return of the Equipment may altered only by a writing signed by DVI. Lessee shall bear no expense for the return of the Equipment. Lessee's sole responsibility shall be to make the Equipment available for pick up by DVI or its designee at a mutually convenient time.

                  1.5 ABATEMENT OF RENT. Notwithstanding the foregoing paragraphs 1.2, 1.3, and 1.4, Lessee may elect at any time during the Term to return individual Systems as identified on Schedule 1 without terminating the Lease or the Term (except as to the individual System) and receive an abatement of the Rent payable to DVI equal to $500 per System returned per week. To make this election for any given individual System, on or before the Monday of the calendar week at the end of which, Lessee intends to return a particular System, Lessee shall notify DVI and Lessor in writing of the election to return a particular identified System and Lessee shall make the System available to DVI for pick up on the following Monday or on such other date as is mutually agreed to by DVI and Lessee. No matter when the designated System is picked up by DVI, however, all obligations of Lessee with respect to such designated System shall cease after the first to occur of (1) the date DVI picks up the System, and (2) the last calendar day of the week which marks the end of the Term for such system due to termination in accordance with this Section 1.5. The abatement of Rent shall be effective as of the Monday after notice in accordance with this Paragraph 1.5 is given.

                  1.6 CONDITIONS PRECEDENT TO LESSEE'S OBLIGATIONS. It shall be a condition precedent to each and every obligation of Lessee hereunder, that each of the following conditions precedent shall be an remain satisfied (unless waived in writing by Lessee):

                           (a)      The Bankruptcy Court with jurisdiction over
the Lessor's bankruptcy case shall have approved the execution and performance by Lessor of this Agreement , of the A/P Agreement and of all the "Acquisition Documents" executed pursuant to the A/P Agreement pursuant to an order or orders that are in form and substance satisfactory to Lessee and which order or orders shall be final and non-appealable (and as to which no appeal has been taken, I.E., a "Final Order");

                           (b)      Lessor shall have executed and delivered
this Agreement, the A/P Agreement, and each of the Acquisition Documents to Lessee;

                           (c)      The Maintenance Escrow Agreement (or
counterparts thereof) shall have been fully executed by all parties thereto, shall have been approved by the Bankruptcy Court (as one of the Acquisition Documents) by a Final Order, and the Maintenance Escrow shall have been established and funded, in each case to the satisfaction of Lessee;

                           (d)      All Leased Equipment shall have been
delivered to Lessee;

                           (e)      All representations and warranties set forth
herein shall be true and correct; and

                           (f)      No default or Event of Default by Lessee or
any affiliate of Lessee shall have occurred hereunder, under the A/P Agreement, under any Acquisition Document, or under any other agreement or


                                       2.

document executed pursuant to any of them (including the Consulting Agreement signed by Jeffrey Mandler and the "MMC Services Agreement" signed by Medical Management Concepts, Inc.).

II.      LESSEE OBLIGATIONS

                  2.1 RENT; PAYMENTS UNCONDITIONAL. LESSEE'S SOLE PAYMENT OBLIGATION UNDER THIS LEASE IS FOR RENT, INSURANCE (AS PROVIDED IN SECTION 2.6) AND OTHER SPECIFICALLY IDENTIFIED PAYMENT OBLIGATIONS. ALL OTHER COSTS, EXPENSES AND LIABILITIES RELATING TO THE EQUIPMENT, INCLUDING IN RESPECT OF TAXES (IF
ANY) AND MAINTENANCE, SHALL BE BORNE SOLELY BY LESSOR. LESSEE'S OBLIGATION TO PAY ALL SUCH RENT AND OTHER SUMS HEREUNDER, AND THE RIGHTS OF LESSOR (OR DVI) IN AND TO SUCH PAYMENTS, SHALL BE ABSOLUTE AND UNCONDITIONAL, AND SHALL NOT BE SUBJECT TO ANY ABATEMENT, REDUCTION, SETOFF, DEFENSE, COUNTERCLAIM, INTERRUPTION, DEFERMENT OR RECOUPMENT, FOR ANY REASON WHATSOEVER.

                  2.2 USE OF EQUIPMENT. Lessee shall use the Equipment solely in the conduct of its business, in a manner and for the use contemplated by the manufacturer thereof, and in compliance with all Requirements of Law of every Governmental Authority having jurisdiction over the Equipment or Lessee and with the provisions of all policies of insurance carried by Lessee pursuant to Section 2.6.

                  2.3 DELIVERY; INSTALLATION; RETURN; MAINTENANCE AND REPAIR. Lessor shall be solely responsible, at its own expense, for (a) making the Equipment available to Lessee, and (b) the installation, de-installation, maintenance and repair of the Equipment, such that the Equipment remains in excellent working order and repair in keeping with the standards required by law and all Governmental Authorities, and in keeping with the prudence dictated by the nature of the Equipment as medical equipment. Lessor and/or DVI should it so elect, shall be solely responsible, at its own expense, for re-taking possession of the Equipment upon expiration or termination of the Lease Term and/or should Lessee make an election as described in Paragraph 1.5. In the event that Lessor does not perform maintenance services itself, Lessor shall ensure that the Equipment is covered by a maintenance agreement, to the extent available, with the manufacturer of the Equipment or other party reasonably acceptable to Lessee. If Lessor or its agent fails to maintain the Equipment in accordance with the standards set forth in this Agreement, and if no substitute System is provided to Lessee that is satisfactory to Lessee, then Lessee may arrange for such repair and maintenance and shall be reimbursed therefor from the escrow (the "MAINTENANCE ESCROW") established and funded pursuant to the A/P Agreement and the escrow agreement executed pursuant thereto. Should any of the Equipment fail to be returned to DVI in good repair, condition and working order, ordinary wear and tear excepted, Lessee shall have no liability therefor UNLESS Lessee was grossly negligent or reckless in its use of the Equipment, but DVI may be compensated therefor by any funds remaining in the Maintenance Escrow. If Lessee was grossly negligent or reckless, Lessee shall be obligated to pay Lessor for the out-of-pocket expenses Lessor (or DVI) incurs in bringing such Equipment up to the status of such repair and working order as the Equipment would have had but for Lessee's gross negligence or recklessness, but not in excess of the Casualty Value for such Equipment

                  2.4 TAXES. Lessor shall pay, and hereby indemnifies Lessee on a net, after-tax basis, against, and shall hold it harmless from, all license fees, assessments, and sales, use, property, excise and other taxes and charges, other than those measured by Lessee's net income, now and hereafter imposed by any Governmental Authority upon or with respect to any of the Equipment, or the possession, ownership, use or operation thereof, or any Lease, or the consummation of the transactions contemplated by any Lease. Lessor shall file personal property tax returns, and shall pay personal property taxes payable with respect to the Equipment.

                  2.5 LOSS OF EQUIPMENT. Lessor assumes the risk that any item of Equipment becomes lost, stolen, damaged, destroyed or otherwise unfit or unavailable for use from any cause whatsoever other than Lessee's gross negligence or recklessness (an "EVENT OF LOSS"). So long as an item of Equipment is unavailable to Lessee due to an Event of Loss, Lessee shall have no liability to Lessor or DVI to pay Rent therefor. However, should any insurance be payable on account of such Event of Loss, then Lessee shall be entitled to receive or retain from such insurance proceeds an amount equal to what is necessary for Lessee to lease replacement Equipment, less any Rent payable, for the remainder of the Term and DVI, shall receive the remainder.


                                       3.

                  2.6 INSURANCE. Lessor shall retain for the Lease Term at its own expense, property damage and liability insurance and insurance against loss or damage to the Equipment as a result of fire, explosion, theft, vandalism and such other risks of loss as are normally maintained on equipment of the type leased hereunder by companies carrying on the business in which Lessee is engaged, in such amounts, in such form and with such insurers as shall be satisfactory to Lessee (and DVI) and Lessee shall reimburse Lessor for the pro rated cost for each month a System remains subject to this Lease. In other words, should Lessee return a System as described in Paragraph 1.5, the obligation to reimburse Lessor for the insurance attributable to the individual returned System shall cease. Each insurance policy shall name Lessor (or DVI) as insured and Lessee and its assignees as additional insureds and loss payees thereof as their interest may appear, and shall provide that it may not be cancelled or altered without at least 30 days' prior written notice thereof being given to Lessee and DVI (or 10 days' notice, in the event of non-payment of premium).

                  2.7 LESSEE NEGATIVE COVENANTS. Without the prior written consent of Lessor and DVI, which consent as it pertains to clause (c) below shall not be unreasonably withheld, Lessee shall not: (a) assign, transfer, or otherwise dispose of any Equipment, the Lease or any rights or obligations thereunder; (b) create or incur, or permit to exist, any Lien with respect to any of the Equipment; (c) cause or permit any of the Equipment to be moved from the locations specified by Lessee in writing to Lessor (and DVI); or (d) cause or permit any of the Equipment to be moved outside the United States.

                  2.8 IDENTIFICATION. Lessee shall place and maintain permanent markings provided by Lessor on the Equipment evidencing ownership, security and other interests therein, as specified from time to time by Lessor.

                  2.9 ALTERATIONS AND MODIFICATIONS. Lessee shall not make any additions, attachments, alterations or improvements to the Equipment without the prior written consent of Lessor, not to be unreasonably withheld. Any addition, attachment, alteration or improvement to any item of Equipment shall belong to and become the property of Lessor unless, at the request of Lessor, it is removed prior to the return of such item of Equipment by Lessee. Lessee shall be responsible for all costs relating to such removal and shall restore such item of Equipment to the condition and value otherwise required hereunder.

                  2.10 PERSONAL PROPERTY. Lessee acknowledges and represents that the Equipment shall be and remain personal property, notwithstanding the manner by which it may be attached or affixed to realty, and Lessee shall do all acts and enter into all agreements necessary to ensure that the Equipment remains personal property. If requested by Lessor with respect to any item of Equipment, Lessee shall obtain and deliver to Lessor equipment access agreements, satisfactory to Lessor, from all persons claiming any interest in the real property on which such item of Equipment is installed or located..

III.     DEFAULT AND REMEDIES

                  3.1 EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "EVENT OF DEFAULT" hereunder: (a) Lessee fails to pay any Rent or other amount due under this Lease within five days after it becomes due and payable; and (b) Lessee fails to perform any other covenant, condition or agreement made by it under this Lease, and such failure continues for 10 days.

                  3.2 REMEDIES. If an Event of Default exists, Lessor may exercise any one or more of the following remedies, in addition to those arising under applicable law: (a) proceed, by appropriate court action, to enforce performance by Lessee of the applicable covenants of this Lease; (b) terminate the Lease by 10 days' notice to Lessee and, unless Event of Default has been cured within that time, take possession of any or all of the Equipment and, for such purpose, enter upon any premises where the Equipment is located with or without notice or process of law and free from all claims by Lessee or any other person, or (c) require Lessee to assemble the Equipment and deliver it to DVI; and (d) recover any and all accrued and unpaid Rent and other amounts owing under the Lease for the remainder of the Term.

IV.      MISCELLANEOUS

                  4.1 RIGHT TO USE. So long as no Event of Default exists, neither Lessor nor its assignee (including DVI) shall interfere with Lessee's right to use the Equipment under this Lease, nor with the ability of


                                       4.

Lessee to substitute one of the Systems listed on SCHEDULE 1 (other than System nos. 1, 5, 11, and 12) for System nos. 1, 5, 11, and 12, should any of the latter fail to meet the requirements of Lessee.

                  4.2 RIGHTS AND REMEDIES. Each right and remedy granted to Lessor under any Lease shall be cumulative and in addition to any other right or remedy existing in equity, at law, by virtue of statute or otherwise, and may be exercised by Lessor from time to time concurrently or independently and as often and in such order as Lessor may elect. Any failure or delay on the part of Lessor in exercising any such right or remedy shall not operate as a waiver thereof.

                  4.3 SECTION HEADINGS; INTERPRETATION. Section headings are inserted for convenience of reference only and shall not affect any construction or interpretation of any Lease Document. In interpreting the provisions of any Lease Document, (a) the term "including" is not limiting; (b) references to "person" include individuals, corporations and other legal persons and entities; (c) the singular of defined terms includes the plural and vice-versa; and (d) section and paragraph references are to the document in which such reference appears, unless the context otherwise requires.

                  4.4 ENTIRE LEASE. This Agreement constitutes the entire agreement between Lessor and Lessee with respect to the lease of the Equipment. No waiver or amendment of, or any consent with respect to, any provision of any this Lease or any document executed pursuant hereto (each a "LEASE DOCUMENT") shall bind either party unless set forth in a writing, specifying such waiver, consent, or amendment, signed by both parties.

                  4.5 SEVERABILITY. Should any provision of any Lease Document be or become invalid, illegal, or unenforceable under applicable law, the other provisions of such Lease Document shall not be affected and shall remain in full force and effect.

                  4.6 GOVERNING LAW AND JURISDICTION. THIS AGREEMENT AND THE OTHER LEASE DOCUMENTS SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF CALIFORNIA. LESSOR AND LESSEE WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY LITIGATION ARISING FROM ANY LEASE DOCUMENT.

                  4.7 BANKRUPTCY COURT APPROVAL. Notwithstanding anything herein to the contrary, this Agreement, and all other documents or instruments executed concurrently herewith, shall not be effective until they have been approved by the Bankruptcy Court and the order approving same shall have become a final order such that no appeal has been filed or stay granted with respect thereto.



DIGIRAD IMAGING SYSTEMS, INC.           NUCLEAR IMAGING SYSTEMS, INC.,
Lessee                                  Lessor




By:                                     By:
     -------------------------               ---------------------------
Title:                                  Title:
        ----------------------                  ------------------------


                                       5.

                                   SCHEDULE 1

                                LEASED EQUIPMENT

----------- -------------------------- ------- -------- --------- ---------- --------- -------- ------------
NIS         LOCATION                   CHAIR   SERIAL   PICKER    CAMERA     SERIAL #  PICKER   COMPUTER
SYSTEM#                                NIS #   #        SITE #    NIS #                SITE #
----------- -------------------------- ------- -------- --------- ---------- --------- -------- ------------
1           Plymouth Meeting, PA       8       V5124    77572     1          M105      77561    MAC IIFX
----------- -------------------------- ------- -------- --------- ---------- --------- -------- ------------
5           Plymouth Meeting, PA       7       US122    77574     5          MO131     77226    MAC IIFX
----------- -------------------------- ------- -------- --------- ---------- --------- -------- ------------
6           Allentown, PA              5       V5120    77575     6          136       77224    MAC IIFX
----------- -------------------------- ------- -------- --------- ---------- --------- -------- ------------
8           Ply Mtg. PA (Clemente I)   10      115R     200608    8          149       77227    Quadro 950
----------- -------------------------- ------- -------- --------- ---------- --------- -------- ------------
9           Plymouth Meeting, PA       1       US130    76535     9          M152      77571    Quadro 950
----------- -------------------------- ------- -------- --------- ---------- --------- -------- ------------
10          Rockville, MD              9       125      76451     10         153       76450    Quadro 950
----------- -------------------------- ------- -------- --------- ---------- --------- -------- ------------
11          Glen Burnie, MD            2       133      77576     11         159       77231    Quadro 950
----------- -------------------------- ------- -------- --------- ---------- --------- -------- ------------
12          Burlington, NC             4       135      77578     12         161       77228    Quadro 950
----------- -------------------------- ------- -------- --------- ---------- --------- -------- ------------
13          Plymouth Meeting, PA       3       U5134    76449     13         164       77233    Quadro 950
----------- -------------------------- ------- -------- --------- ---------- --------- -------- ------------
14          Plymouth Meeting, PA       5       121      77579     14         166       77235    Quadro 950
----------- -------------------------- ------- -------- --------- ---------- --------- -------- ------------



----------- ------------------ --------------------- ------------ -----------------------
NIS         SERIAL #           PRINTER               SERIAL #     DRIVE #1
SYSTEM#
----------- ------------------ --------------------- ------------ -----------------------
1                              MITS CP100VA          100776       Infinity 44
----------- ------------------ --------------------- ------------ -----------------------
5                              MITS CP100VA          101098       Syquest 44
----------- ------------------ --------------------- ------------ -----------------------
6                              MIYS CP 110V          100581       Infinity 44
----------- ------------------ --------------------- ------------ -----------------------
8                              MIYS CP 110V          100423       Infinity 44/MO
----------- ------------------ --------------------- ------------ -----------------------
9           F32442UT671        MITS CP100VA          100328       Infinity 44/MO
----------- ------------------ --------------------- ------------ -----------------------
10          F3250DGJ671        MITS CP100VA          101168       Sony MO 128MA
----------- ------------------ --------------------- ------------ -----------------------
11          F330709R671        MITS CP 110V          100017       Sony MO128MB
----------- ------------------ --------------------- ------------ -----------------------
12          XB33B34HY671       MITS CP 110V          101156       Sony MO128MB
----------- ------------------ --------------------- ------------ -----------------------
13                             MITS CP100VA                       Sony MO128MB
----------- ------------------ --------------------- ------------ -----------------------
14                             MITS CP100VA                       Sony MO128MB
----------- ------------------ --------------------- ------------ -----------------------


Each row of the foregoing chart describes a series of assets comprising a single "System" for which the monthly rental rate is $2,000.

                                    EXHIBIT C

                                     OMITTED

4.




                                    EXHIBIT D

                                     OMITTED

                                    EXHIBIT E

                            NON-COMPETITION AGREEMENT


                  NON-COMPETITION AND NON-DISCLOSURE AGREEMENT

                  This NON-COMPETITION AND NON-DISCLOSURE AGREEMENT (this "Agreement") is made as of September 29, 2000 by and between Digirad Imaging Systems, Inc., a Delaware corporation (the "Company"), and Jeffrey Mandler ("Mr. Mandler") pursuant to that certain "Asset Purchase Agreement" dated as of the date hereof (the "Purchase Agreement") and executed by and between the Company, on the one hand, and Nuclear Imaging Systems, Inc. ("NIS") and Cardiovascular Concepts, P.C. ("CVC"), on the other. Capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement.

                                    RECITALS

                  WHEREAS, NIS is a debtor and debtor in possession in chapter 11 case no. 00-19698 and CVC is a debtor and debtor in possession in chapter 11 case no. 00-19697, which have been consolidated together for administrative purposes (together, the "Bankruptcy Case") both pending in the United States Bankruptcy Court for the Eastern District of Pennsylvania (the "Bankruptcy Court");

                  WHEREAS, Mr. Mandler is the principal and sole shareholder of NIS and of CVC, and is himself a debtor in a chapter 11 case (the "Mandler Case") before the Bankruptcy Court;

                  WHEREAS, the Company is purchasing from NIS and CVC all of its assets (the "Purchased Assets") used in or pertaining to the mobile delivery of diagnostic cardiac services, diagnostic imaging equipment and related technical services to physicians providing cardiology services (the "Mobile Business") pursuant to the Purchase Agreement, and pursuant to an order of the Bankruptcy Court approving the sale and transfer of the Purchased Assets to the Company pursuant to 11 U.S.C. ss.ss.363 and 365, among other things;

                  WHEREAS, the going concern value of the Purchased Assets and the Mobile Business being acquired by the Company (the "Acquisition") would be diminished substantially if Mr. Mandler were to compete with the Company in the Mobile Business and the Company's business of providing mobile nuclear imaging services (the "Company Business" and, together with the Mobile Business, called the "Business") within the United States (the "Territory");

                  NOW, THEREFORE, in consideration of the mutual covenants set forth in this Agreement, and in connection with the closing under the Purchase Agreement and the sale of the Purchased Assets in connection therewith, the parties hereto agree as follows:

         1. NON-COMPETITION. As an inducement for the Company to enter into the Purchase Agreement and to pay the Purchase Price for the Acquisition, and in consideration of Mr. Mandler's exposure to confidential information of the Company Business as well as the


                                       1.

consideration payable to Mr. Mandler under the Consulting Agreement executed by and between the Company and Mr. Mandler concurrently herewith, Mr. Mandler hereby covenants as follows:

                  a. IN GENERAL. Commencing on the date all conditions precedent to the effectiveness of the Purchase Agreement have been satisfied (the "Closing Date") and for a period of three (3) consecutive years thereafter (the "Term"), except as otherwise provided in this Agreement, Mr. Mandler shall not, directly or indirectly, own, manage, engage in, operate or conduct, prepare to or plan to conduct or assist any person or entity to conduct any business, or have any interest in any business, person, firm, corporation or other entity ("Competitor") as a principal, owner, agent, employee, shareholder, officer, director, joint venturer, partner, security holder (except for the ownership of publicly-traded securities constituting not more than five percent of the outstanding securities of the issuer thereof), creditor (except for trade credit extended in the ordinary course of business), consultant or in any other capacity if that Competitor engages, directly or indirectly, in any business which is substantially similar to or competitive with the Business anywhere in the Territory.

                  b. NO DIVERSION OF OTHERS. During the Term, Mr. Mandler shall not, either for himself or for any other person, firm, corporation or other entity, directly or indirectly, or by action in concert with others:

                           (i)      induce or influence, or seek to induce or
influence, any person who is engaged by the Company or NIS or CVC or any affiliate of any of them (in any such case, as an agent, employee, consultant, or in any other capacity) or any successor thereto with the purpose of obtaining such person as an employee or customer for a business competitive with the Business; or

                           (ii)     divert or take away or attempt to divert or
take away, or solicit or attempt to solicit, any existing customer of the Company or NIS or CVC or any affiliate of any of them (whether or not such customer is actually a customer of NIS, CVC or the Business as of the Closing Date, and including without limitation any customer solicited by Mr. Mandler or which became known by Mr. Mandler prior to the effectiveness of this Agreement) with the purpose of obtaining such person as an employee or customer for a business competitive with the Business.

                  c. ORGANIZING COMPETITIVE BUSINESS. Without limiting any of the other provisions contained in this SECTION 1, during the Term, Mr. Mandler shall not (i) plan to compete, prepare to compete nor discuss the Business with any third party that is planning or preparing to compete with the Business in the Territory, (ii) act in concert with or conspire with agents, employees, consultants, other representatives of the Company or any other third party for the purpose of organizing any business activity competitive with the Business in the Territory; nor (iii) take any other action to compete with the Business anywhere in the Territory nor assist some third person to do so.

         2.       CONFIDENTIAL INFORMATION AND NON-DISCLOSURE.

                  a. DEFINITION OF CONFIDENTIAL INFORMATION. Mr. Mandler hereby acknowledges that the Purchased Assets include confidential and proprietary information in


                                       2.

existence prior to the date of this Agreement (collectively, "Confidential Information"), which Confidential Information shall include, without limitation, all of the following materials and information (whether or not reduced to writing and whether or not patentable or protected by copyright): (i) all customer lists, business methods, and marketing programs of NIS, CVC, and/or the Company; (ii) any and all trade secrets concerning the business and affairs of Mobile Business, business plans and projections, product specifications, procedures, formulae, compositions, processes, designs, sketches, photographs, graphs, drawings, samples, inventions, models, documentation, techniques, diagrams, flowcharts, existing new products and new technology information, product copies, manufacturing, development or marketing techniques, material development or marketing timetables, strategies and development plans, and past, current and planned research and development, current and planned manufacturing and distribution methods and processes, customer lists, current customer requirements, price lists, market studies, computer software and programs (including object code and source code), computer software and database technologies and information (and related processes, formulae, compositions, improvements, devices, inventions, discoveries, designs, methods and information) of the Mobile Business including but not limited to information related to the customers, suppliers or personnel of such members of the Business, and any other information, however, documented, of the Mobile Business; (iii) any and all information concerning the business and affairs of the Mobile Business (which includes historical financial statements, financial projections and budgets, historical and projected sales, capital spending budgets and plans, the names and backgrounds of key personnel and personnel training and techniques and materials), however documented; and (iv) any and all notes, analyses, compilations, studies, summaries, and other material prepared by or for the Mobile Business containing or based, in whole or in part, on any information included in the foregoing. The parties hereto agree that the failure of any Confidential Information to be marked or otherwise labeled as confidential or proprietary information shall not affect its status as Confidential Information. Notwithstanding the foregoing, Confidential Information shall not include (1) any information which is generally known to the public or to companies in businesses similar to the Business, (2) any information which later, through no act of NIS, CVC, their affiliates, Mr. Mandler or his affiliates, becomes generally known or (3) any information required to be disclosed by Person pursuant to a subpoena or court order, or pursuant to a requirement of a governmental agency or law of the United States of America or a state thereof or any governmental or political subdivision thereof, provided that (a) Mr. Mandler will provide the Company with prior written notice of such disclosure in order that the Company may attempt to obtain a protective order or the assurance of confidential treatment, and (b) Mr. Mandler will cooperate with the Company in attempting to obtain such order or assurance.

b. NON-USE AND NON-DISCLOSURE. Commencing on the date of this Agreement and at all times thereafter, Mr. Mandler shall hold in the strictest confidence (except as previously approved by the Company in writing), and shall not, directly or indirectly, disclose, divulge, reveal, report, publish, transfer or otherwise communicate, or use for his own benefit or the benefit of any other person, partnership, firm, corporation or other entity, or use to the detriment of the Company, Digirad Corporation, and/or the Business or misuse in any way, any Confidential Information. Mr. Mandler acknowledges that he will in no way infringe upon any intellectual property included in the Purchased Assets or used in the Business and will in no way use, copy, appropriate or redistribute any part of the Confidential Information (or any intellectual property), whether obtained directly or indirectly from the Company, without a specific written


                                       3.

license agreement with the Company. It is agreed that any derivative, modification or elaboration of any Confidential Information by any third party remains the proprietary property of the Company for purposes of this Agreement. Mr. Mandler and the Company each hereby covenants and agrees that, as between them, all Confidential Information acquired by the Company constitutes important, material and confidential and/or proprietary information of the Business, constitutes unique and valuable information, and affects the successful conduct of the Business and the Company's goodwill, and that the Company shall be entitled to recover its damages, in addition to any injunctive remedy that may be available, for any breach of this SECTION 2.

                  c. TRADE SECRETS. All trade secrets of the Business will be entitled to all of the protection and benefits under all applicable federal and state trade secrets law. If any information that the Company deems to be a trade secret is found by a court of competent jurisdiction not to be a trade secret for purposes of this Agreement, such information will, nevertheless, be considered Confidential Information for purposes of this Agreement. Mr. Mandler hereby waives any requirement that the Company (or Digirad Corporation) submit proof of the economic value of any trade secret or post a bond or other security.

                  d. OWNERSHIP. Mr. Mandler hereby acknowledges and agrees that all right, title and interest in and to any Confidential Information shall be the exclusive property of the Company. Without limiting the foregoing, Mr. Mandler shall assign to the Company any and all right, title or interest which Mr. Mandler may have in all Confidential Information made, developed or conceived of in whole or in part by Mr. Mandler. Mr. Mandler further agrees to execute and deliver any and all instruments, and to do all other things reasonably requested by the Company in order to vest more fully in the Company all ownership rights in such Confidential Information. All equipment, notebooks, documents, memoranda, reports, files, samples, books, correspondence, lists, other written and graphic records, and the like, in any way relating to any Confidential Information or the Business, which Mr. Mandler prepared, used, constructed, observed, processed, or controlled (collectively, "Materials") shall be the Company's exclusive property, and Mr. Mandler hereby agrees to deliver all Materials, together with any and all copies thereof, promptly to the Company at the Company's request.

         3. REASONABLENESS OF RESTRICTIONS. MR. MANDLER HAS CAREFULLY READ AND CONSIDERED THE PROVISIONS OF SECTIONS 1 AND 2 HEREOF AND, HAVING DONE SO, HEREBY AGREES THAT THE RESTRICTIONS SET FORTH IN SUCH SECTIONS ARE FAIR AND REASONABLE AND ARE REASONABLY REQUIRED FOR THE PROTECTION OF THE INTERESTS OF THE COMPANY AND THE BUSINESS.

         4.       INJUNCTIVE RELIEF AND TERMINATION.

                  a. IN GENERAL. Mr. Mandler acknowledges and agrees that the Company and/or Digirad Corporation (the parent of the Company) shall suffer irreparable harm in the event that Mr. Mandler breaches any of his obligations under Section 1 or 2 hereof, and that monetary damages shall be inadequate to compensate the Company and/or Digirad Corporation for any such breach. Notwithstanding the arbitration provision of the Purchase Agreement, Mr. Mandler agrees that in the event of any breach or threatened breach by Mr. Mandler of any of the provisions of SECTION 1 or SECTION 2 hereof, the Company and/or Digirad Corporation shall be


                                       4.

entitled to a temporary restraining order, preliminary injunction and permanent injunction in order to prevent or restrain any such breach or threatened breach by Mr. Mandler, or by any or all of Mr. Mandler's agents, representatives or other persons directly or indirectly acting for, on behalf of or with Mr. Mandler.

                  b. NO LIMITATION OF REMEDIES. Notwithstanding the provisions set forth in SECTION 4(a), above, or any other provision contained in this Agreement, the parties hereby agree that no remedy conferred by any of the specific provisions of this Agreement, including, without limitation, this
SECTION 4, is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

         5.       MISCELLANEOUS.

                  a. NOTICES. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally against written receipt or by facsimile transmission with answer back confirmation or mailed (postage prepaid by certified or registered mail, return receipt requested) or by overnight courier to the parties at the following addresses or facsimile numbers:

                  If to Mr. Mandler, to:

                           Jeffrey Mandler
                           c/o Nuclear Imaging Systems, Inc.
                           The Mark Building
                           3223 Phoenixville Pike, Suite C
                           Malvern , PA 19355
                           Facsimile No:  (610) 296-1176

                  If to the Company, to:

                           Digirad Imaging Systems, Inc.
                           9305 Trade Place
                           San Diego, CA 92126
                           Facsimile No.: (858) 549-7714
                           Attention:  Chief Executive Officer

                  with copies to:

                           Brobeck, Phleger & Harrison LLP
                           12390 El Camino Real
                           San Diego, CA 92130
                           Facsimile No.:  (858) 720-2555
                           Attention:  Maria K. Pum, Esq.

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this SECTION 5(a), be deemed given upon delivery, (ii) if delivered by


                                       5.

facsimile transmission to the facsimile number as provided in this SECTION 5(a), be deemed given upon receipt, and (iii) if delivered by mail in the manner described above to the address as provided in this SECTION 5(a), be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

                  b. ENTIRE AGREEMENT. This Agreement, the Purchase Agreement (and all exhibits and schedules attached thereto) and all other documents delivered in connection herewith and therewith supersede all prior discussions and agreements among the parties with respect to the subject matter hereof and thereof and contains the sole and entire agreement among the parties hereto with respect thereto.

                  c. WAIVER. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party hereto of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.

                  d. AMENDMENT. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

                  e. NO THIRD PARTY BENEFICIARY. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and the Company's successors or assigns and for the benefit of Digirad Corporation, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person.

                  f. NO ASSIGNMENT; BINDING EFFECT. This Agreement shall inure to the benefit of any successors or assigns of the Company and Digirad Corporation. Mr. Mandler shall not be entitled to assign his rights or obligations under this Agreement.

                  g. HEADINGS. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

                  h. SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof,
(c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this


                                       6.

Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and mutually acceptable to the parties herein.

                  i. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania applicable to contracts executed and performed in such State, without giving effect to conflicts of laws principles (other than any provisions thereof validating the choice of the laws of the Commonwealth of Pennsylvania in the governing law).

                  j. ATTORNEYS' FEES. In the event suit or action is brought by any party under this Agreement to enforce or construe any of its terms, the prevailing party shall be entitled to recover, in addition to all other amounts and relief, its reasonable costs and attorneys' fees incurred at and in preparation for arbitration, trial, appeal and review, such sum to be set by the arbitrator or court before which the matter is heard.

                  k. CONSTRUCTION. No provision of this Agreement shall be construed in favor of or against any party on the ground that such party or its counsel drafted the provision. Any remedies provided for herein are not exclusive of any other lawful remedies which may be available to either party. This Agreement shall at all times be construed so as to carry out the purposes stated herein.

                  l. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by facsimile, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

                  IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement as of the date first above written.

                             DIGIRAD IMAGING SYSTEMS, INC.
                             a Delaware corporation


                             By:
                                     ---------------------------------------
                             Name:
                                     ---------------------------------------
                             Title:
                                     ---------------------------------------




                             -----------------------------------------------
                             JEFFREY MANDLER



                     [SIGNATURE PAGE TO THE JEFFERY MANDLER
                  NON-COMPETITION AND NON-DISCLOSURE AGREEMENT]


                                       7.

                                    EXHIBIT F

                                     OMITTED

                                    EXHIBIT G

                               INDEMNITY AGREEMENT

                  THIS INDEMNITY AGREEMENT is executed as of this 29th day of September, 2000 by JEFFREY MANDLER ("Mandler") in favor of Digirad Imaging Systems, Inc. and its affiliates (including, without limitation, Digirad Corporation) as a material inducement to Digirad Imaging Systems, Inc. ("DIS") to enter into and perform that certain Asset Purchase Agreement (the "A/P Agreement") between DIS, Cardiovascualar Concepts, P.C. ("CVC") and Nuclear Imaging Services, Inc. ("NIS" and together with CVC, referred to as the "Company") and dated on or about the date hereof. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the A/P Agreement.

                  1. INDEMNIFICATION. Mandler hereby agrees that he shall indemnify, defend and hold harmless DIS and Digirad Corporation and their respective officers, directors, employees, agents, successors and assigns (collectively the "Indemnitees") from and against any and all costs, losses, Liabilities, damages, lawsuits, deficiencies, claims and expenses, including without limitation, interest, penalties, costs of mitigation, clean-up or remedial action, attorneys' fees and all amounts paid to third parties in investigation, defense or settlement of any of the foregoing (collectively, the "Damages"), suffered by any of the Indemnitees, incurred in connection with, arising out of, resulting from or incident to:

                           (a) any breach of any covenant, representation, warranty or agreement or the inaccuracy of any representation, made by NIS, CVC, Mandler, or any of their respective employees, agents or representatives in or pursuant to the A/P Agreement or the other Acquisition Documents;

                           (b) the filing of a petition under title 11 of the United States Code (the "Bankruptcy Code") by or against Medical Management Concepts, Inc. ("MMC") to the extent such Damages could have been avoided or reduced by any Indemnitee if MMC had entered into the agreements that MMC entered into with any of DIS, Digirad Corporation, or any of their affiliates on or about the date hereof (the "Subject Agreements") AFTER such petition of MMC was filed rather than before, including without limitation, any fees, costs or losses or other Damages incurred by and Indemnitee (i) in defending their respective rights in such ensuing bankruptcy of MMC, (ii) in paying, whether voluntarily or involuntarily, due to practical, legal or business need or expedience, any debts or obligations of MMC that could have been compromised or discharged if MMC had filed bankruptcy before the Subject Agreements were entered into, or (iii) in protecting its rights against third parties where the bankruptcy court's approval (upheld on appeal, if any) of the Subject Agreements could have eliminated or reduced such Damages.

                  2. PROCEDURE. Should any Indemnitee desire to assert a claim for indemnification, such Indemnitee shall, if it is not DIS or Digirad Corporation, first give notice of the claim to either DIS or Digirad Corporation. If DIS or Digirad Corporation does not oppose assertion of the claim by the Indemnitee, either DIS or Digirad shall provide written notice to Mandler of the claim (the "Claim Notice"). Upon receipt of a Claim Notice, Mandler shall have ten (10) days to object, in writing, to such claim (the "Dispute Notice"), providing notice thereof to the party asserting the claim and, if different, to DIS and Digirad Corporation. If the claim is not timely disputed by Mandler, the Indemnitee asserting a right to indemnification shall have the right to enforce its indemnity rights as defined hereunder. If Mandler timely provides a Dispute Notice, Mandler and the party or parties asserting the indemnification claim and DIS and Digirad Corporation (if they choose to participate in the resolution of the dispute) shall attempt in good faith to agree upon the rights or the respective parties with respect to such claim. If the parties agree as to the resolution of such claim, they shall prepare a memorandum setting forth the terms of such resolution and signed by each party. If no agreement is reached with thirty (30) days after delivery of the Dispute Notice, any of Mandler, the Indemnitee seeking indemnification, DIS or Digirad Corporation may demand arbitration of the matter and the matter shall be settled by arbitration conducted in accordance with this Agreement. The decision of the arbitrators as to the validity and amount of any claim shall be final, binding and conclusive upon the parties to the arbitration.

                  3. DEFENSE OF CLAIMS. If any Action or Proceeding is filed or initiated against any Indemnitee, written notice thereof shall be given to Mandler (and, if different, to DIS and Digirad Corporation) as promptly as practicable (and in any event within ten (10) days after the service of the citation or summons); provided, however, that the failure of any Indemnitee to give timely notice to Mandler shall not affect rights to indemnification hereunder except to the extent that Mandler has been materially prejudiced by such failure to give timely notice, and the failure of the Indemnitee to give either DIS or Digirad Corporation notice shall (a) oblige Mandler to notify DIS and Digirad (if they are not the Indemnitee notifying Mandler of the Action or Proceeding), and (b) the 15 day period referred to below within which Mandler must assume the defense of the Action or Proceeding shall be extended to 25 days if and only if prior to the 15th day, Mandler has given notice to DIS and Digirad Corporation where the Indemnitee has failed to do so. After such notice, if Mandler shall acknowledge in writing to the Indemnitee providing notice to Mandler that Mandler shall be obligated under the terms of his indemnity hereunder in connection with such Action or Proceeding, then Mandler shall be entitled, if he so elects, to take control of the defense and investigation of such Action or Proceeding and to employ and engage attorneys of his own choice to handle and defend the same, such attorneys to be reasonably satisfactory to the Indemnitee giving notice of the Action or Proceeding (and, if different, to DIS and Digirad Corporation), at Mandler's cost, risk and expense (unless (i) Mandler has failed to assume the defense of such Action or Proceeding or (ii) the named parties to such Action or Proceeding include both Mandler and the subject Indemnitee, and such Indemnitee and its counsel determine in good faith that there may be one or more legal defenses available to such Indemnitee that are different from or additional to those available to Mandler and that joint representation would be inappropriate), and to compromise or settle such Action or Proceeding, which compromise or settlement shall be made only with the written consent of the subject Indemnitee (and, if different, DIS and Digirad Corporation), such consent not to be unreasonably withheld. The subject Indemnitee (and, if different, DIS and Digirad Corporation) may withhold such consent if such compromise or settlement would materially adversely affect the conduct of the business of any of the subject Indemnitee, DIS and/or Digirad Corporation. Notwithstanding the foregoing, the subject Indemnitee (and, if different, DIS and Digirad Corporation) may not withhold consent if such compromise or settlement includes an unconditional release of claims against the subject Indemnitee (and, if different, DIS and Digirad Corporation). If (i) Mandler fails to assume the defense of such Action or Proceeding within


                                       2.

fifteen (15) days after receipt of notice thereof pursuant to this Agreement, or
(ii) the named parties to such Action or Proceeding include both Mandler and the subject Indemnitee and the subject Indemnitee and his, her or its counsel determine in good faith that there may be one or more legal defenses available to such Indemnitee that are different from or additional to those available to Mandler and that joint representation would be inappropriate, the subject Indemnitee against which such Action or Proceeding has been filed or initiated will (upon delivering notice to such effect to Mandler) have the right to undertake, at Mandler's cost and expense, the defense, compromise or settlement of such Action or Proceeding on behalf of and for the account and risk of Mandler; provided, however, that such Action or Proceeding shall not be compromised or settled without the written consent of Mandler, which consent shall not be unreasonably withheld. In the event the subject Indemnitee assumes defense of the Action or Proceeding, such Indemnitee will keep Mandler reasonably informed of the progress of any such defense, compromise or settlement and will consult with, when appropriate, and consider any reasonable advice from, Mandler of any such defense, compromise or settlement.

                  4. LIABILITY. Mandler shall be liable for any settlement of any action effected pursuant to and in accordance with this Agreement and for any final judgment (subject to any right of appeal), and Mandler agrees to indemnify and hold harmless the subject Indemnitee (and all Indemnitees) from and against any Damages by reason of such settlement or judgment. Furthermore, regardless of whether Mandler or any given Indemnitee takes up the defense, Mandler will pay reasonable costs and expenses in connection with the defense, compromise or settlement for any Action or Proceeding under this Agreement.

                  5. COOPERATION. Each Indemnitee shall cooperate in all reasonable respects with Mandler and his attorneys in the investigation, trial and defense of any Action or Proceeding and any appeal arising therefrom; provided, however, that any Indemnitee that is named in such Action or Proceeding, and DIS and Digirad Corporation may, at its own cost, participate in the investigation, trial and defense of such Action or Proceeding and any appeal arising therefrom. Mandler shall pay all expenses due under this Agreement as such expenses become due.

                  6. SECURITY. As collateral for and to secure (a) the payment and performance of Mandler under this Agreement, and (b) any and all obligations Mandler may have or acquire under the A/P Agreement and the other Acquisition Documents, Mandler hereby grants to DIS and Digirad Corporation a security interest (which shall be of no less than first priority) in all presently owned or hereafter acquired capital stock of Mandler in either DIS or Digirad Corporation, together with all dividends and distributions received at any time by Mandler on account of such capital stock, and together with whatever may be received by Mandler on account of said capital stock (whether cash, additional stock, or other personal property of any kind), together with all proceeds of any of the foregoing. In addition, Mandler covenants and agrees to execute and deliver to DIS and Digirad Corporation such further and additional documentation as either DIS or Digirad Corporation may reasonably request to provide DIS and Digirad a duly perfected, first priority security interest in all such collateral described in this Section 6.


                                       3.

                  Executed as of this ___ day of _________, September, 2000.


                                 ---------------------------------------
                                 JEFFERY MANDLER


                                       4.

                                    EXHIBIT H
                CERTIFICATE OF THE SECRETARY OF THE EACH COMPANY

                  CERTIFICATE OF NUCLEAR IMAGING SYSTEMS, INC.
                                BY ITS SECRETARY

                  Pursuant to the Asset Purchase Agreement dated September ___, 2000 (the "Purchase Agreement") by and among Digirad Imaging Systems, Inc., a Delaware corporation, and Nuclear Imaging Systems, Inc., a Pennsylvania corporation, the undersigned hereby certifies as follows:

                  1. The undersigned is the duly elected, qualified and acting Secretary of Nuclear Imaging Systems, Inc. (the "Company"), and, as such, the undersigned is familiar with the facts certified herein.

                  2. Attached hereto as EXHIBIT A is a true and complete copy of the Articles of Incorporation and bylaws of the Company certified by the Secretary of State of Pennsylvania.

                  3. Attached hereto as EXHIBIT B is a certificate of each appropriate Secretary of State certifying the good standing of the Company in its state of incorporation.

                  4. Attached hereto as EXHIBIT C are resolutions relating to proceedings of and action taken by the Company's board of directors and stockholders, relating to approval of the Purchase Agreement and the transactions contemplated thereby, all of which resolution are true, correct and complete and remain in effect, and have not been modified, amended, rescinded or revoked, as of the date hereof.

                  5. Each of the persons named below is the duly elected and qualified incumbent in the office of the Company set forth opposite his or her name and the signature set forth opposite his or her name is true and correct signature.

NAME                                  TITLE                              SIGNATURE
----                                  -----                              ---------

                                      President
----------------------                                                   --------------------------
                                      Chief Financial Officer
----------------------                                                   --------------------------
                                      Secretary
----------------------                                                   --------------------------


                  IN WITNESS WHEREOF, the undersigned has executed this Certificate of Secretary this ____ day of _________, 2000.


                                     ----------------------------------------
                                     Title:

                  CERTIFICATE OF CARDIOVASCULAR CONCEPTS, P.C.
                                BY ITS SECRETARY

                  Pursuant to the Asset Purchase Agreement dated September ___, 2000 (the "Purchase Agreement") by and among Digirad Imaging Systems, Inc., a Delaware corporation, Nuclear Imaging Systems, Inc., a Pennsylvania corporation, and Cardiovascular Concepts, a Pennsylvania professional corporation, the undersigned hereby certifies as follows:

                  1. The undersigned is the duly elected, qualified and acting Secretary of Cardiovascular Concepts, P.C. (the "Company"), and, as such, the undersigned is familiar with the facts certified herein.

                  2. Attached hereto as EXHIBIT A is a true and complete copy of the Articles of Incorporation and bylaws of the Company certified by the Secretary of State of Pennsylvania.

                  3. Attached hereto as EXHIBIT B is a certificate of each appropriate Secretary of State certifying the good standing of the Company in its state of incorporation.

                  4. Attached hereto as EXHIBIT C are resolutions relating to proceedings of and action taken by the Company's board of directors and stockholders, relating to approval of the Purchase Agreement and the transactions contemplated thereby, all of which resolution are true, correct and complete and remain in effect, and have not been modified, amended, rescinded or revoked, as of the date hereof.

                  5. Each of the persons named below is the duly elected and qualified incumbent in the office of the Company set forth opposite his or her name and the signature set forth opposite his or her name is true and correct signature.

NAME                                  TITLE                              SIGNATURE
----                                  -----                              ---------

                                      President
----------------------                                                   --------------------------
                                      Chief Financial Officer
----------------------                                                   --------------------------
                                      Secretary
----------------------                                                   --------------------------


                  IN WITNESS WHEREOF, the undersigned has executed this Certificate of Secretary this ____ day of _________, 2000.


                                     Title:
                                           -------------------------------------

Approved as to form and content:


----------------------------------------
Jeff Mandler, President


---------------------------------------
Joel S. Raichlen, sole shareholder of the Company

                                    EXHIBIT I

                   RADIATION SAFETY OFFICER SERVICES AGREEMENT


                              CONSULTING AGREEMENT


                  THIS CONSULTING AGREEMENT ("Agreement"), dated as of ________, 2000, is entered into by and between DIGIRAD IMAGING SYSTEMS, INC., a Delaware corporation (the "Company"), and __________________, an individual (the "Consultant").

                  WHEREAS, the Company is, concurrent with the execution of this Agreement, purchasing certain assets of Nuclear Imaging Systems, Inc ("NIS") pursuant to that certain Asset Purchase Agreement dated of even date herewith (the "Purchase Agreement");

                  WHEREAS, the Purchase Agreement requires the Company and the Consultant to enter into this Agreement as a condition to the Company's obligation to consummate the transactions contemplated under the Purchase Agreement; and

                  WHEREAS, the Company desires the Consultant to provide the services described herein and in the Attachments hereto, and the Consultant desires to provide such services to the Company, on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the mutual covenants set forth in this Agreement and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Consultant hereby agree as follows:

                  1. TERM. The Company hereby retains the Consultant to provide the Consulting Services (defined below) to the Company for an initial period commencing on the date hereof and ending one year hereafter (the "Initial Period"). This Agreement shall automatically renew for additional six-month terms (each a "Subsequent Period") unless either party has provided the other party with notice of its intent not to renew, at least thirty (30) days prior to the end of the Initial Period or any Subsequent Period, as the case may be. The Initial Period and all Subsequent Periods, if any, shall collectively be referred to herein as the "Consulting Period."

                  2. NATURE OF CONSULTING SERVICES. During the Consulting Period, the Consultant shall perform such services for the Company as may be requested from time to time by the Company, including, but not limited to, those services set forth in ATTACHMENT A hereto (the "Consulting Services"). The Consultant shall report directly to the Chief Executive Officer of the Company and shall provide the Consulting Services in accordance with the instructions of the Chief Executive Officer of the Company.

                  3. TIME AND EFFORT. The Consultant shall provide the Consulting Services personally at such times and locations as shall be requested by the Company; provided, however, that under no circumstances shall Consultant spend less than sufficient time to perform the services as required under (i) the Materials License(s) described in ATTACHMENT A (the "Materials License(s)") and (ii) all applicable laws, rules and regulations relating to the Materials Licenses and the Consulting Services. The Consultant shall be available within a reasonable period of time during the normal business hours of the Company to provide the Consulting Services by telephone or in person.

                  4.       METHOD OF PERFORMING SERVICES.

                           a.       PERFORMANCE OF OBLIGATIONS BY THE
CONSULTANT. Subject to the terms of this Agreement, the Consultant and the Company shall together determine the method, details and means of performing the Consulting Services to be provided under this Agreement. Except as set forth in the description of the Consulting Services on ATTACHMENT A, the Consultant shall have no authority to obligate or incur on behalf of the Company any expense, liability or obligation, or to enter into any contract on behalf of the Company with respect to any expense, liability or obligation, without the prior written approval of the Company. The Consultant shall in all respects perform the Consulting Services required to be performed by the Consultant hereunder in a diligent and competent manner and shall comply with all provisions of the Materials License(s) and all laws and regulations applicable thereto.

                           b.       COOPERATION BY THE COMPANY. The Company
shall provide access to all documents and other information reasonably necessary to enable the Consultant to perform the Consulting Services under this Agreement. In the event that the Consultant deems it appropriate to perform on the Company's premises any or all of its duties hereunder, the Company shall furnish office space on its premises for use by the Consultant during the Consulting Period for such purposes.

                           c.       ACKNOWLEDGEMENT OF REPORTING RELATIONSHIPS.
The Consultant further acknowledges and agrees that all advice, recommendations and other communications between the Consultant and the Company contemplated hereunder will be made between the Consultant and the Chief Executive Officer of the Company, or such other personnel as shall be designated by the Chief Executive Officer.

                           d.       CERTIFICATION AND TRAINING. The Consultant
represents and warrants that he is familiar with the provisions of the Materials License(s) and all applicable laws thereto. The Consultant further represents and warrants that het has obtained all certifications, experience and training required under the laws, rules and regulations applicable to and under the terms of the Materials License(s).

                  5.       COMPENSATION.

                           a.       CONSULTING FEES. In consideration for the
Consulting Services rendered to the Company by the Consulting pursuant to this Agreement, the Company shall pay to the Consultant a consulting fee in the amount of $150 per route per month ("consulting Fee"). The Consulting Fee required to be paid by the Company shall be payable monthly in arrears; PROVIDED, HOWEVER, that the amount of such monthly Consulting Fee shall be prorated for any partial month during the Consulting Period.

                           b.       REIMBURSEMENT OF EXPENSES. The Company shall
reimburse the Consultant for all reasonable out-of-pocket expenses incurred by the Consultant in connection with the performance of the Consulting Service. Reimbursement of such approved expenses shall be paid by the Company within thirty (30) business days after receipt of a written statement of the Consultant setting forth (in reasonable detail) the description and amount of such incurred expenses.

                           c.       REIMBURSEMENT OF LICENSURE FEES. The Company
shall reimburse the Consultant for all licensure fees incurred by the Consultant in connection with the performance of the Consulting Services. Reimbursement of such licensure fees shall be paid by the Company within thirty (30) days after receipt of a written statement of the Consultant setting forth the description and amount of such incurred licensure fees.

                  6. CONFIDENTIAL NON-DISCLOSURE. During the Consulting Period and at all times thereafter, Consultants agrees as follows:

                           a.       DEFINITION OF CONFIDENTIAL INFORMATION.
Consultant understands that the Company possesses and will possess Proprietary Information which is important to its business. For purposes of this Agreement, "Proprietary Information" is information that was or will be developed, created, or discovered by or on behalf of the Company, or which became or will become known by, or was or is conveyed to the Company (including, without limitation, any confidential and proprietary information that the Company purchased from NIS under the Asset Purchase Agreement), which has commercial value in the Company's business. "Proprietary Information" includes, but is not limited to, information about trade secrets, product specifications, data, procedures, know-how, formulae, compositions, processes, designs, sketches, photographs, graphs, drawings, samples, inventions, models, documentation, techniques, diagrams, flowcharts, new products and new technology information, product prototypes, product copies, manufacturing, development or marketing techniques, material development or marketing timetables, strategies and development plans, and ideas, past, current and planned research and development, current and planned manufacturing distribution methods and processes, customer lists, current and anticipated customer requirements, price lists, market studies, business plans, computer software and programs computer programs, software, source code, object code, algorithms, designs, technology, ideas, know-how, processes, formulas, compositions, data, techniques, improvements, inventions (whether patentable or not), works of authorship, business and product development plans, the salaries and terms of compensation of Company employees and other consultants, customers and other information concerning the Company's actual or anticipated business, research or development, or which is received in confidence by or for the Company from any other person. Consultant understands that the consulting arrangement between Consultant and the Company creates a relationship of confidence and trust between Consultant and the Company with respect to Proprietary Information.

                           b.       Consultant understands that the Company
possesses or will possess "Company Materials" which are important to its business. For purposes of this Agreement, "Company Materials" are documents or other media or tangible items that contain or embody Proprietary Information or any other information concerning the business, operations or plans of the Company, whether such documents have been prepared by Consultant or by others. "Company Materials" include, but are not limited to, blueprints, drawings, photographs, charts, graphs, notebooks, customer lists, computer disks, tapes or printouts, sound recordings and other printed, typewritten or handwritten documents, as well as samples, prototypes, models, products and the like.

                           c.       All Proprietary Information and all title,
patents, patent rights, copyrights, mask work rights, trade secret rights, and other intellectual property and rights anywhere in the world (collectively "Rights") in connection therewith shall be the sole property of the Company. Consultant hereby assigns to the Company any Rights Consultant may have or acquire in such Proprietary Information. At all times, both during the term of this Agreement and after its termination, Consultant will keep in confidence and trust and will not use or disclose any Proprietary Information or anything relating to it without the prior written consent of an officer of the Company. Consultant acknowledges that any disclosure or unauthorized use of Proprietary Information will constitute a material breach of this Agreement and cause substantial harm to the Company for which damages would not be a fully adequate remedy, and, therefore, in the event of any such breach, in addition to other available remedies, the Company shall have the right (without posting any bond or other security) to obtain temporary, preliminary and/or permanent injunctive relief.

                           d.       All Company Materials shall be the sole
property of the Company. Consultant agrees that during the term of this Agreement, Consultant will not remove any Company Materials from the business premises of the Company or deliver any Company Materials to any person or entity outside the Company, without the Company's prior express written consent. Consultant further agrees that, immediately upon the Company's request and in any event upon completion of the Consulting Services, Consultant shall deliver to the Company all Company Materials, any documents, apparatus, equipment and other physical property or any reproduction of such property used in connection with the performance of the Consulting Services. At all times before or after completion of the Consulting Services, the Company shall have the right to examine any materials relating thereto to ensure Consultant's compliance with the provisions of this Agreement.

                           e.       Consultant agrees to perform, during and
after the term of this Agreement, all acts deemed necessary or desirable by the Company to permit and assist it, in evidencing, perfecting, obtaining, maintaining, defending and enforcing Rights in any and all countries. Such acts may include, but are not limited to, execution of documents and assistance or cooperation in legal proceedings. Consultant hereby irrevocably designates and appoints the Company and its duly authorized officers and agents, as Consultant's agents and attorneys-in-fact to act for and in behalf and instead of Consultant, to execute and file any documents and to do all other lawfully permitted acts to further the above purposes with the same legal force and effect as if executed by Consultant.

                           f.       Consultant represents that performance of
all the terms of this Agreement will not breach any agreement to keep in confidence proprietary information acquired by Consultant in confidence or in trust prior to the execution of this Agreement. Consultant has not entered into, and Consultant agrees not to enter into, any agreement either written or oral that conflicts or might conflict with Consultant's performance of the Services under this Agreement.

                           g.       The following information shall not be
subject to the confidentiality requirements of Section 6: (1) information in the public domain through no action of Consultant in breach of this Agreement; or
(2) information independently developed by Consultant, or (3) information acquired by Consultant from a third party.

                  7. TERMINATION. Except as provided in SECTION 10 below, this Agreement shall terminate and the obligations and covenants of the parties hereunder shall be of no further force and effect on the earliest to occur of the following events:

                           (a)      The expiration of the Consulting Period;

                           (b)      The liquidation or dissolution of the
Company, or the transfer of all or substantially all of the assets of the Company, other than the transfer to an entity controlled by the Company;

                           (c)      Thirty (30) days after a party ("Breaching
Party") has received written notice from the other party of the Breaching Party's material breach of this Agreement; provided, however, that if such material breach is capable of being cured, this Agreement shall not terminate if the Breaching Party cures such breach within five (5) days of receiving such notice.

                  8. INDEPENDENT CONTRACTOR. The Consultant shall act solely in a consulting and advisory capacity hereunder and in consequence shall not have authority to act for the Company or to give instructions or orders on behalf of the Company or to make any decisions or commitments for or on behalf of the Company. The Consultant shall not be an employee of the Company but shall act in the capacity of an independent contractor. The Company shall not exercise direction or control over the Consultant in the performance of its consulting services under this Agreement. The Consultant shall be responsible for the withholding and payment of any and all federal, state, local or other tax payable in respect of this Agreement.

                  9.       INDEMNIFICATION.

                           (a)      The Consultant shall indemnify, defend and
hold harmless the Consultant from and against all losses, liabilities, damages, costs and expenses of any nature whatsoever (including, without limitation, reasonable attorneys' fees and costs related thereto) which Consultant may suffer or incur as the result of the negligence or misconduct of the Company or its partners, shareholders, officer, directors, employees, affiliates, agents, representatives, attorneys, successors and assigns, in the performance of its obligation under this Agreement.

                           (b)      the Company agrees that is shall at its sole
expense at all times during the term of this Agreement secure and maintain adequate insurance coverage, including but not limited to, liability, negligence and malpractice of the Consultant associated with the performance of the Consulting Services.

                  10. SURVIVAL OF CERTAIN RIGHTS AND OBLIGATIONS. The rights and obligations of the parties hereto pursuant to Sections 6, 9 and 10 hereof, and the obligation of the Company to pay any and all Consulting Fees earned as of the termination of this Agreement and any reimbursable expenses payable to the Consultant as of such termination date, shall survive the termination of this Agreement.

                  11. NOTICES. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally against written receipt or by facsimile transmission with answer back confirmation or mailed (postage prepaid by certified or registered mail, return receipt requested) or by overnight courier to the parties at the following addresses or facsimile numbers:

                  If to the Consultant, to:

                           -----------------------------------

                           -----------------------------------

                           Facsimile No.:
                                          --------------------


                  If to the Company, to:

                           Digirad Imaging Systems, Inc.
                           9350 Trade Place
                           San Diego, CA  92126
                           Facsimile No.: (858) 578-1649
                           Attention:       Chief Executive Officer

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this SECTION 11, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this SECTION 11, be deemed given upon receipt, and (iii) if delivered by mail in the manner described above to the address as provided in this SECTION 11, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

                  12. OBLIGATIONS CONTINGENT ON PERFORMANCE. The obligations of the Company hereunder, including its obligation to pay the compensation provided for herein, are contingent upon the Consultant's performance of its obligations hereunder.

                  13. ENTIRE AGREEMENT. This Agreement, the Purchase Agreement and the documents executed in connection with the Purchase Agreement, supersede all prior discussions and agreements among the parties with respect to the subject matter hereof and contain the sole and entire agreement between the parties hereto with respect thereto.

                  14. WAIVER. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party hereto of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.

                  15. AMENDMENT. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

                  16. NO THIRD PARTY BENEFICIARY. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and the Company's successors or assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other person or entity.

                  17. NO ASSIGNMENT; BINDING EFFECT. This Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and any successors or assigns of the Company. The Consultant shall not be entitled to assign its right, interest or obligations under this Agreement without the prior written consent of the Company, which consent shall not be reasonable withheld.

                  18. HEADINGS. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

                  19. SEVERABILITY. The Company and the Consultant intend all provisions of this Agreement to be enforced to the fullest extent permitted by law. Accordingly, if a court of competent jurisdiction determines that the scope and/or operation of any provision of this Agreement is too broad to be enforced as written, the Company and the Consultant intend that the court should reform such provision to such narrower scope and/or operation as it determines to be enforceable. If, however, any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future law, and not subject to reformation, then (i) such provision shall be fully severable, (ii) this Agreement shall be construed and enforced as if such provision was never a part of this Agreement, and (iii) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by illegal, invalid, or unenforceable provisions or by their severance.

                  20. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania applicable to contracts executed and performed in such Commonwealth, without giving effect to conflicts of laws principles.

                  21. ARBITRATION. The parties hereto agree that any and all disputes arise in connection with, or under the terms of this Agreement, shall be resolved through final and binding arbitration. Binding arbitration will be conducted in Philadelphia, Pennsylvania in accordance with the rules and regulations of the American Arbitration Association. The Company will bear the cost of the arbitration filing and hearing fees, and the cost of the arbitrator. Each party will bear its own attorneys' fees, unless otherwise decided by the arbitrator. The parties hereto understand that the arbitration shall be instead of any civil litigation and that the arbitrator's decision shall be final and binding to the fullest extent permitted by law and enforceable by any court having jurisdiction thereof.

                  22. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by facsimile, each of which will be deemed an original, but all of which together will constitute one and the same instrument.


                                  [SIGNATURE PAGE TO FOLLOW]

                  IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement as of the date first above written.


                                 DIGIRAD IMAGING SYSTEMS, INC.,
                                 a Delaware corporation


                                 By:
                                     --------------------------
                                 Name:
                                       ------------------------
                                 Title:
                                        -----------------------



                                 CONSULTANT


                                 ------------------------------






                  [SIGNATURE PAGE TO THE CONSULTING AGREEMENT]

                                  ATTACHMENT A

                       DESCRIPTION OF CONSULTING SERVICES



1.       TITLE

         Radiation Safety Officer

2.       MATERIALS LICENSE(S)

         [LIST APPLICABLE LICENSE NUMBER AND DESCRIPTION]

3.       DESCRIPTION OF SERVICES

         a. Consultant along with radiation physicist is responsible for the oversight of the radiation protection program of the Company.

         b. Consultant along with radiation physicist shall perform the services necessary to be qualified as a Radiation Safety Officer under the Materials License(s) and applicable laws, rules and regulations, including, without limitation, the following:

                  i.       Identify radiation safety problems;

                  ii. Investigate radiation safety problems such as overexposures, accidents, spills, losses, thefts, unauthorized receipts, uses, transfers, disposals, mis-administrations, and other deviations from approved radiation safety practice and implement corrective actions as necessary;

                  iii. Initiate, recommend or provide corrective actions for radiation safety problems;

                  iv.      Verify implementation of corrective actions; and

                  v. Retain records of all items listed under all applicable laws.

         c. Consultant shall have sufficient authority, organizational freedom, and management prerogative, to communicate with and direct personnel regarding applicable regulations and Materials License(s) provisions, to terminate unsafe activities involving byproduct materials and to perform all Consulting Services listed herein.

         d. [ANY OTHER SERVICES MUTUALLY AGREED TO BY CONSULTANT AND COMPANY AND EVIDENCED BY A WRITTEN DOCUMENT ATTACHED TO AND MADE PART OF THIS AGREEMENT.]

                                    EXHIBIT J

                             MMC SERVICES AGREEMENT



                               SERVICES AGREEMENT

                  THIS SERVICES AGREEMENT (the "Agreement") is made this 29th day of September, 2000 by and among:

                  1. DIGIRAD IMAGING SYSTEMS, INC., a Delaware Corporation with its principal place of business at 9350 Trade Place, San Diego, CA 92126-6334. (the "Company");

                  2. MEDICAL MANAGEMENT CONCEPTS, INC., a Pennsylvania Corporation with its principal place of business at 3223 Phoenixville Pike, Suite C, Malvern, PA 19355 ("MMC"); and

                  3. MR. JEFFERY MANDLER, in his individual capacity (Mr. Mandler).

                  WHEREAS:

                  A. MMC is in the business of providing medical billing and related services.

                  B.       Mr. Mandler is the sole shareholder of MMC.

                  C. Mr. Mandler is also the sole shareholder of Nuclear Imaging Systems, Inc., a Pennsylvania corporation ("NIS"), which on August 4, 2000 commenced a voluntary chapter 11 case, identified as Case No. 00-19698 (the "NIS Bankruptcy Case") in the United States Bankruptcy Court for the Eastern District of Pennsylvania (the "Bankruptcy Court").

                  D. Mr. Mandler is himself a debtor and debtor in possession in a bankruptcy case (the "Mandler Case") pending before the Bankruptcy Court.

                  E. The Company is in the process of purchasing certain assets from NIS and/or its affiliate, Cardiovascular Concepts, P.C. ("CVC") as set forth in that certain Asset Purchase Agreement ("A/P Agreement") dated as of September 29, 2000, a condition to the effectiveness of which is both the approval of the sale to the Company of the assets described in the A/P Agreement by NIS and CVC free and clear of liens under 11 U.S.C. Section 363, and the execution and delivery of this Agreement.

                  F. MMC desires to provide, and the Company desires to purchase from MMC, the Services (defined below) for (1) an initial 3-year term as to sales, marketing and general operation services (and then month-to-month thereafter, unless terminated with or without cause), and (2) an initial 6-month term (and then month-to-month thereafter, unless terminated with or without cause) as to billing and collection services, in each case subject to the terms and conditions set forth in this Agreement. In addition, the Company desires to acquire and

MMC is willing to provide access to certain space and certain employees as more fully described below and in the exhibits attached hereto.

                  NOW WHEREFORE, for fair and valuable consideration, the receipt and adequacy of which are hereby acknowledged, it is hereby agreed as follows:

1.       PROVISION OF SERVICES

                  1.1 During the Term of this Agreement and upon request of Company from time to time, MMC agrees to undertake and complete, on behalf of and under the direction of the Company, the services more particularly described on EXHIBIT A attached hereto, which may be amended from time to time by mutual agreement of the parties hereto (the "Services").

                  1.2 As the sole source of compensation for providing the Services, the Company shall pay MMC in accordance with the pricing schedule set forth on EXHIBIT B attached hereto; PROVIDED THAT the Company agrees to pay to MMC on the Effective Date as an advance against fees earned the sum of $75,000 which prepayment shall be allocated evenly over the course of the ensuing 5 months, although if the Term of the Agreement is terminated as to either the Sales, Marketing, and Operations Services or as to the Billing and Collections Services as set forth in Section 6.3 below, then any unallocated prepayment may be allocated to the sums payable on account of the Services for which the Term has been terminated.

                  1.3 MMC will invoice the Company on a monthly basis for the Services provided to the Company. All payments by the Company to MMC for fees must be made within fifteen (15) days after the date of the invoice.

2.       DUTIES OF MMC; WARRANTIES

                  2.1      MMC shall provide the Services:

                           (i) in a professional and workmanlike manner, as determined by the Company in its sole discretion;

                           (ii) in accordance with applicable laws and regulations; and

                           (iii) in strict accordance with the specifications and description of the Services set forth on EXHIBIT A attached hereto.

                  2.2 MMC warrants that it has adequate premises, equipment, knowledge, experience and competent personnel to carry out the Services pursuant to the terms and conditions of this Agreement and all applicable laws and regulations.

                  2.3 MMC shall maintain and furnish a current certificate of insurance relating to a general liability package policy covering accounts receivables, valuable papers and records, equipment, data processing, business income and extra expense. MMC agrees to keep such insurance in effect during the Term of this Agreement. MMC shall provide the Company with at least thirty (30) days prior written notice of any change in such insurance.

                  2.4 MMC shall be responsible for providing the Services as directed by the Company in a manner necessary to meet the day-to-day requirements of the operations of the Company. MMC is expressly authorized to perform only the Services as directed by the Company.

                  2.5 MMC shall employ, engage, supervise and terminate all management, administrative, clerical, secretarial and other non-professional personnel ("Administrative Personnel") as it decides are reasonably necessary for the day-to-day operations of MMC to perform the Services. All Administrative Personnel shall be compensated by MMC, shall be employees or agents of MMC, and shall not be, or be deemed or considered to be, employees or agents of the Company, or joint employees, or agents of the Company, for any purpose.

                  2.6 MMC shall complete and submit to patients or their health insurance plans or other third party payors, including Medicare and Medicaid, (collectively "Payors"), invoices for all services ("Technical Services"), provided by the Company to patients or customers in the name of, and for the account of, the Company. The invoices shall be completed on appropriate Payor billing and claim forms and in accordance with applicable Payor policies and procedures. MMC shall keep and maintain accurate separate books and records pertaining to the billings and collections relating to the Technical Services provided by the Company to patients and customers in a businesslike manner and in conformity with the requirements of Payors.

                  2.7 MMC's marketing activities on behalf of the Company shall be in compliance with all applicable laws and regulations and all ethical principals consistent with applicable industry standards.

                  2.8 MMC shall maintain an office and employ sufficient qualified employees and agents, including adequate sales staff, to assist in diligently performing all of its duties. MMC shall cause a qualified employee or representative to attend sales conferences and take advantage of technical training programs, if offered, by the Company, for such persons at MMC's expense.

                  2.9 MMC shall keep the Company informed as to any problems encountered with the Services and as to any resolutions arrived at for those problems, and shall communicate promptly to the Company any and all modifications, operations changes, improvements of the Services, or new customer requirements suggested by any entity or person solicited by or making inquiries of MMC or by any employee or agent of MMC. MMC further agrees that the Company shall acquire and hereby assigns any and all right, title and interest in and to any such suggested modifications, design changes or improvements of the Services, without the payment of any additional consideration therefore either to MMC, its employees or agents, or to any customer of MMC.

                  2.10 At the Company's request, MMC shall promptly submit to the Company reports containing such pertinent information about MMC's customers and the Services and MMC's activity within any of the "Applicable Markets" defined in EXHIBIT B (all of which Applicable Markets are collectively referred to as the "Territory"). The Company may reasonably request information concerning customers and business volumes, financial information and operating plans. MMC shall advise and assist the Company with respect to sales aids and furnish available information concerning competitive Services sold in the Territory.

                  2.11 At the Company's request, MMC will provide quarterly good faith forecasts and status reports on its efforts and anticipated orders.

                  2.12 MMC shall abide by the Company's policies regarding sales of its Services, including, without limitation, the Company's standard terms and conditions and the limited warranty delivered to the Company's customers, if any. MMC shall communicate such policies to customers and shall not make or imply any representations to customers which alter such policies. MMC shall not make any warranties to the customers with respect to the Services.

                  2.13 MMC understands that the Company shall establish the price of the Services to the Company's customers, and that the Company is not bound to any price with respect to an order until the Company has accepted such order and MMC will not imply or represent anything to the contrary to any person or entity.

                  2.14 MMC shall provide reasonable assistance to the Company in securing any licenses and permits for the sale and marketing of the Services in the Territory.

3.       COLLECTIONS PROCEDURE

                  3.1 The Company shall establish, at its expense, a lock box ("Lock Box") in a financial institution selected by the Company. All billing and claim forms related to Technical Services provided by the Company to patients or customer shall name the address of the Lock Box as the only address for payment of accounts receivable pertaining to Technical Services ("Accounts Receivables") and name the Lock Box account ("Lock Box Accounts") as the only bank account for the deposit of payments on the Accounts Receivables. MMC shall notify all Payors that the address of the Lock Box is the only address for payment of Accounts Receivables pertaining to the Technical Services, and that the Lock Box Account is the only bank account for the deposit of payments on the Accounts Receivables.

                  3.2 If MMC shall receive directly any payments with respect to an Account Receivable, MMC shall hold the same in trust for the Company and shall immediately (i) deposit such payments into the Lock Box Account at the latest on the business day following the day on which MMC received such payments and (ii) notify the Company of its receipt and deposit of such payments to the Lock Box Account. In no event shall MMC have any right to any payments received or collected for or on behalf of the Company. MMC hereby assigns any and all of its rights, if any, to any payment received or collected for or on behalf of the Company to the Company and covenants not to encumber in any manner any such payments.

                  3.3 MMC shall reconcile receipts received and deposits made into the Lock Box and/or the Lock Box Account from the various Payors and account debtors on the Accounts Receivable against the sums billed to or invoiced to such Payors and account debtors and, on a monthly basis no later than the 15th calendar day for any month for the previous month ending, provide the Company with a report reconciling sums billed against amounts paid, balances owing and also including an accounts receivable aging report.

4. INDEMNIFICATION. MMC and Mr. Mandler hereby agree to jointly and severally indemnify and hold the Company and its respective agents and employees harmless from and against all suits, claims, actions, demands, losses, liabilities, damages, settlements, penalties, fines, lost profits, costs and/or expenses, including without limitation reasonable legal expenses and attorneys' fees incurred by Company directly or indirectly as a result of the Services rendered by MMC under this Agreement. The Company hereby agrees to indemnify and hold MMC and Mr. Mandler and their respective agents and employees harmless from and against all suits, claims, actions, demands, losses, liabilities, damages, settlements, penalties, fines, lost profits, costs and/or expenses, including without limitation reasonable legal expenses and attorneys' fees incurred by either of them directly or indirectly as a result of the Company's conduct of the Mobile Business.

5.       CONFIDENTIALITY/OWNERSHIP

                  5.1 MMC agrees to keep confidential and not disclose or use except in performance of its obligations under this Agreement, confidential or proprietary information relating to the Company's technology or business that MMC learns in connection with this Agreement and any other information received from the Company, including without limitation, to the extent previously, currently or subsequently disclosed to MMC or otherwise: information relating to products or technology of the Company or the properties, composition, structure, use or processing thereof, or systems therefor, or to the Company's business (including without limitation, computer programs, code, algorithms, schematics, data, know-how, processes, ideas, inventions (whether patentable or not), names and expertise of employees and consultants, all information relating to customers and customer transactions (including patient information) and other technical, business, financial, customer and product development plans, forecasts, strategies and information (all of the foregoing, "Confidential Information"). MMC shall not disclose the terms of this Agreement to any third party without the prior written consent of the Company. MMC shall use reasonable precautions to protect the Company's Confidential Information and employ at least those precautions that it would employ to protect its own confidential or proprietary information, which shall, in no event, be less than these measures which are commercially reasonable within the industry.

                  5.2 MMC shall notify its employees of their confidentiality obligations with respect to the Confidential Information and shall require all of its employees to sign an employee proprietary information and inventions agreement in a form reasonably acceptable to the Company. The confidentiality obligations of MMC and its employees shall survive the expiration or termination of this Agreement.

                  5.3 MMC acknowledges and agrees that due to the unique nature of the Company's Confidential Information, there can be no adequate remedy at law for any breach of its obligations hereunder, that any such breach may allow MMC or third parties to unfairly compete with the Company resulting in irreparable harm to the Company, and therefore, that upon any such breach or any threat thereof, the Company shall be entitled to appropriate equitable relief in addition to whatever remedies it might have at law and to be indemnified by MMC from any losses in connection with any breach or enforcement of MMC's obligations hereunder or the unauthorized use or release of any such Confidential Information. MMC will notify the Company in writing immediately upon the occurrence of any such unauthorized release or other breach. Any breach of this Section 5 will constitute a material breach of this Agreement.

                  5.4 All information, documents and other materials created by MMC for the purposes of the Services to the Company are owned by the Company. Following completion of the Services, MMC shall return all such materials to the Company.

6.       TERM AND TERMINATION

                  6.1 EFFECTIVENESS. The "Effective Date" of this Agreement shall be the date upon which each of the following conditions precedent to effectiveness is satisfied or waived in writing by the Company:

                           (i) This Agreement shall have been duly executed by all parties hereto;

                           (ii) The Bankruptcy Court shall have entered an order in the NIS Bankruptcy Case (which was consolidated for administrative purposes with the chapter 11 case of CVC) in form and substance satisfactory to the Company approving the sale of the assets described in the A/P Purchase Agreement to the Company free and clear of liens under Bankruptcy Code ss.363 and the time period for appeals shall have run without any appeal having been timely filed;

                           (iii)    All conditions precedent to the
                                    effectiveness of the A/P Agreement shall have been satisfied or waived in writing by the Company;

                           (iv) The "Employee Lease" and "Mark Building Lease" agreements attached hereto as Exhibits "C" and "D" respectively, shall have been duly executed by MMC and delivered to the Company;

                           (v) The accounts and Lock-Box arrangements described in Section 3 shall have been established and the Company shall have been granted (and is hereby granted) by MMC a lien and security interest of first priority in all such accounts, Lock Boxes and funds contained therein to secure the performance by MMC of its obligations hereunder.

                  6.2 TERM. This Agreement will take effect upon the Effective Date. The length of the term during which MMC must supply Services and the Company must compensate MMC therefor as set forth in EXHIBIT B (absent early termination for "cause" as set forth below) will vary as between the Services falling within the scope of the "Sales, Marketing, and General Operations Services" referred to on EXHIBIT A and the "Billing and Collections Services" described on EXHIBIT A as follows:

                           (i) SALES, MARKETING, AND GENERAL OPERATIONS SERVICES. MMC shall provided the Services falling under the heading "Sales, Marketing, and General Operations Services" as set forth on EXHIBIT A for the

                                    "Sales Services Initial Term" spanning the period from the Effective Date until the first to occur of 36 calendar months after the Effective Date or October 31, 2003, unless terminated earlier by the Company for "cause" as set forth in Section 6.3 below. At the conclusion of the Sales Services Initial Term, the Term of the contract relating to "Sales, Marketing, and General Operations Services" referred to on EXHIBIT A shall continue from calendar month to calendar month unless terminated earlier by either party upon one calendar month's prior notice.

                           (ii) BILLING AND COLLECTIONS SERVICES. MMC shall provided the Services falling under the heading "Billing and Collections Services" as set forth on EXHIBIT A for the "Collections Services Initial Term" spanning the period from the Effective Date until the first to occur of 6 calendar months after the Effective Date or March 31, 2001, unless terminated earlier by the Company for "cause" as set forth in Section 6.3 below. At the conclusion of the Collections Services Initial Term, the Term of the contract relating to "Billing and Collections Services" referred to on EXHIBIT A shall continue from calendar month to calendar month unless terminated earlier by the Company upon one calendar month's prior written notice, and by MMC on two calendar month's prior written notice.

                  6.3 The Sales Services Initial Term, the Collections Services Initial Term, or any subsequent extensions of either one of them, may be terminated, at the Company's option (and the Company may elect to either (a) "commute" either or both of the Initial Terms into month-to-month terms, or (b) terminate this Agreement) at any time for "cause" without notice in the event:

                           (i) MMC ceases doing business for any reason or fails to adequately perform the Services as determined by the Company in the exercise of its reasonable discretion;

                           (ii) The Company is the successful purchaser for the so-called "Fixed Business" of NIS, and the Company elects to make offers of employment to a material number of employees of MMC;

                           (iii) MMC suffers a change in control that is not consented to by the Company in its sole and absolute discretion or MMC attempts to assign this agreement to a third party without the consent of the Company in its sole and absolute discretion;

                           (iv) MMC fails to strictly comply with the provisions of Section 3, or in any way commingles the funds of the Company collected by MMC with the funds of any other person or entity, or if the Company fails to have 100% ownership of the funds in (and, as a prophylactic measure, a duly perfected, first priority security interest in) the sums deposited into the Lock Box account and the funds collected by MMC on behalf of the Company under this Agreement;

                           (v) MMC or any employee, agent or representative of MMC commits any act in derogation of the Company interests in the funds collected by MMC on behalf of the Company or in derogation of the relationships between the Company and the persons or entities from whom such funds are being collected or in derogation of the Technical Services provided by the Company to patients or customers;

                           (vi) MMC fails to have at least as many sales people assigned to marketing efforts on behalf of the Technical Services provided by the Company, allocated among the existing territories, as were assigned to such territories as of date NIS filed its bankruptcy petition on behalf of NIS when it marketed such services to patients and customers; or

                           (vi) MMC knowingly commits or expressly permits any party to commit any breach of the confidentiality provisions of Section 5 hereof.

                  6.4      EFFECT OF TERMINATION.

                           (i) Termination or expiration of any Term relating to one of the two categories of Services provided hereunder shall not affect the Term for the second category of Services provided under this Agreement, and in any event, the termination of any Term of this Agreement will not affect Sections 4, 5, 7 and 9 of this Agreement, which will in all cases survive termination or expiration of any Term of this Agreement and this Agreement, regardless of the reason for termination.

                           (ii) Upon termination of the Terms of either of the categories of Services provided hereunder, MMC shall immediately return to the Company, all of the Company's proprietary and confidential information relating to that category of Services, together with any and all documents, notes and other materials including, without limitation, all copies and extracts of the foregoing and all documentation and copies thereof, along with all documentation necessary or appropriate for the Company to perform such Services itself or through a third party.

7.       ASSIGNMENT

                  7.1 MMC shall have no right or ability to assign, transfer, subcontract or sub-license any obligations or benefit under this Agreement without the prior written consent of the Company. The Company may assign and transfer this Agreement and its rights and obligations hereunder to any affiliate of the Company or to any third party who succeeds to all or substantially all of its business, stock or assets relating to its performance under this Agreement.

8.       PUBLICITY

                  8.1 MMC will not disclose that the Company has retained MMC to provide the Services herein without the prior written consent of the Company, except that it is acknowledged that this Agreement will be available to the public by virtue of the records and filings with the Bankruptcy Court in the NIS Bankruptcy Case, and the Mandler Bankruptcy Case.

9.       RECRUITING

                  9.1 In the event that the Company requests MMC, in writing, to recruit persons (each a "Recruit") to become employees of the Company, and such Recruits identified by MMC pursuant to such written request are (a) not currently employed by MMC, (b) which are not independent contractors of MMC, (c) which have not previously sought employment with the Company or any affiliate of the Company, and/or (d) which were not separately recruited by anyone acting by or on behalf of the Company or any affiliate of the Company, and if any such Recruit is then, as a result of such recruiting effort by MMC, employed by the Company and remains in the employ of the Company for a continuous 365-day period, the Company shall pay to MMC a "finders fee" equal to 10% of such Recruit's first year salary, excluding bonuses.

10.      MISCELLANEOUS

                  10.1 The failure of either party to enforce its rights under this agreement at any time for any period shall not be construed as a waiver of such rights.

                  10.2 This Agreement, together with the exhibits hereto, represent the sole agreement between the parties with respect to the subject matter hereof. This Agreement supersedes all prior or contemporaneous agreements or discussions between the parties with respect to the subject matter hereof.

                  10.3 No changes or modifications or waivers are to be made to this Agreement unless evidenced in writing and signed for and on behalf of both parties.

                  10.4 Nothing contained in this Agreement will be deemed to create, or be construed as creating, a joint venture or partnership between the parties. Neither party is, by virtue of this Agreement or otherwise, authorized as an agent or legal representative of the other party. Neither party is granted any right or authority to assume or to create any obligation or responsibility, express or implied, on behalf or in the name of the other party, or bind such other party in any manner. The parties expressly agree and understand that the employees of MMC shall in no way be deemed to be employees of the Company and shall not be entitled to any compensation or benefits other than that described herein. MMC agrees that it will inform its employees of the foregoing.

                  10.5 In the event that any provision of this agreement shall be determined to be illegal or unenforceable, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

                  10.6 This agreement shall be governed in all respects by the laws of the Commonwealth of Pennsylvania without regard to its conflict of laws provisions, and both parties agree that the sole venue and jurisdiction for disputes arising from this Agreement shall be the appropriate state or federal court located in Philadelphia, Pennsylvania and both parties hereby submit to the jurisdiction of such courts.

                  10.7 All patient records, which include, but are not limited to, test results and other testing information, are and shall remain the sole property of the Company. The Company and MMC agree that all patient records shall be regarded as Confidential Information. 10.8 This Agreement may be executed in counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed as of the date first above written.

                             DIGIRAD IMAGING SYSTEMS, INC.



                             BY:
                                ------------------------------------------------
                             NAME:
                                   ---------------------------------------------
                             TITLE:
                                    --------------------------------------------



                             MEDICAL MANAGEMENT CONCEPTS, INC.



                             BY:
                                ------------------------------------------------
                             NAME:
                                   ---------------------------------------------
                             TITLE:
                                    --------------------------------------------




                             ---------------------------------------------------
                             JEFFREY MANDLER

                                    EXHIBIT A

                             DESCRIPTION OF SERVICES

                  MMC shall provide, in addition to any additional services agreed upon by the parties from time to time or reasonably necessary to effectuate the Services set forth below:

CATEGORY 1:       BILLING AND COLLECTION SERVICES.

                  MMC shall provide the Company with Medical Billing and Collection Services as described in this Agreement, and (a) any other services as may be reasonably requested from time to time by the Company relating to such Medical Billing and Collection Services , and (b) any other services which may be necessary to performing Medical Billing and Collection Services. Among the Services that fall within this Category 1 are the Services listed in Sections
2.6 and 3 of the Agreement.

CATEGORY 2:       SALES, MARKETING AND OPERATIONS SERVICES.

                  a. SALES & MARKETING. .MMC shall provide sales and marketing services as directed by the Company. MMC shall provide a direct sales representative committed to the sales and marketing activities of the Company in each of the following States: New Jersey, Pennsylvania, Maryland, North Carolina, Delaware, and Washington D.C. MMC shall also provide a director of sales and a Vice President of Sales to administer the sales and marketing activities of the Company. Such sales and marketing services shall be in a manner reasonably acceptable to the Company.

                  b. OPERATIONS SERVICES. MMC shall provide general operations services, including scheduling, coordination, contract coordination, health physics and general operational support.

                  c. OTHER. Among the Services that fall within this Category 2 are the Services listed in Sections 2.7, 2.10, 2.11 and 2.14 of the Agreement.

                                    EXHIBIT B

                              PAYMENT FOR SERVICES

                  In consideration of the two categories of Services provided to the Company by MMC as identified in Exhibit A, the Company shall pay MMC, on a monthly basis the following:

FOR BILLING AND COLLECTIONS SERVICES (CATEGORY 1):

                  The Company shall pay to MMC a fee equal to five percent (5%) of "Estimated Net Revenue" as that term is defined below, which Estimated Net Revenue figure is subject to adjustment as set forth below.

FOR SALES, MARKETING AND OPERATIONS SERVICES (CATEGORY 2):

                  So long as the Sales Services Initial Term (or any month to month extensions thereof) is in effect, the Company shall pay MMC as and when set forth in Section 1.3 of the Agreement, a fee equal to twelve and one-half percent (12.5%) of the "Estimated Net Revenue" (as that term is defined below) attributable to the applicable month for which payment is due, which Estimated Net Revenue figure is subject to adjustment as set forth below.

ADJUSTMENT OF PAYMENTS DUE TO ACTUAL COLLECTIONS:

                  Sixty days after the end of each calendar quarter, the Estimated Net Revenue figures calculated for each month during that quarter will be reviewed and compared to the actual collections on account of the billings made during the months in such quarter. If the payments to MMC over the course of the quarter (in the aggregate) for either category of Services was too low (an "Underpayment") because the Estimated Net Revenue figure in each of the three month in the quarter was less than the actual collections received on account of billings generated in those months, then the Company shall pay to MMC the amount of the Underpayment within the next 15 days (unless there remains outstanding some portion of the prepayment provided for in Section 1.3, in which case the Underpayment amount will be set off to reduce the pre-payment balance). If the payment to MMC based on the Net Estimated Revenue figures during the course of the quarter was too high (an "Overpayment"), then the Overpayment amount shall be deducted from any sums otherwise due or coming due from the Company to MMC or, if none (such as, for example, because the Term of the Agreement has ended) upon demand by the Company.

                  If after the conclusion of the 60 day period referred to above, there remains any uncollected sums, MMC shall continue to maintain the records for these accounts and when and if any such accounts ("Delinquents Accounts") are collected by MMC, MMC shall be entitled to receive (unless the Company is entitled to an offset of some type) 12.5% of the amount actually collected if MMC is still providing Sales Marketing and Operations Services, and 5% of the amount actually collected if MMC is still providing Billing and Collections Services. In the event a third party other than MMC has collected these sums, the amount payable to the third party shall be deducted from sums otherwise payable to MMC.

ADJUSTMENTS DUE TO OPEN TERRITORIES.

                  Should there be a sales territory for which a sales representative is currently responsible that is later vacated for a period longer than 30 days (an "Open Direct Sales Territory"), payment in accordance with the foregoing formula will be reduced in an amount equal to the salary and benefits that would have been payable to such a representative pro rated for the full amount of time (including the 30-day period that triggered this remedy) that the territory is "open." Should MMC fill the vacant position, MMC must give notice to the Company of the replacement and if the Company has not obtained substitute coverage for the territory, the payments to MMC will return to the formula set forth above.

DEFINITIONS:

                  "ESTIMATED NET REVENUE" means an estimation performed on or immediately following the end of any given calendar month of the net revenue generated during such month then ending determined by calculating the gross sums billed to customers of the Mobile Business by MMC for that particular month in the "Applicable Markets" defined below, less "Contract Allowances" (defined below) and "Bad Debt Losses" (as defined below) as determined from time to time for the particular month.

                  "APPLICABLE MARKETS" refers the markets in the Commonwealth of Pennsylvania and the States of New Jersey, Maryland, North Carolina, and Delaware and in the District of Columbia.

                  "CONTRACT ALLOWANCES" means an amount based on a percentage agreed upon by MMC and the Company and based on MMC's historical performance by which gross billings are to be reduced due to discounts and contractual reductions. Contract Allowances may be adjusted monthly based on MMC's historical performance.

                  "BAD DEBT ALLOWANCES" means an amount based on a percentage agreed upon by MMC and the Company and based on MMC's historical experience by which gross billings are to be reduced due to poor payment history or creditworthiness of customers. Bad Debt Allowances may be adjusted monthly based on MMC's historical experience and the customer mix.

                                    EXHIBIT C

                                 EMPLOYEE LEASE

                            EMPLOYEE LEASE AGREEMENT

                  This EMPLOYEE LEASE AGREEMENT is made and entered into as of this 29th day of September, 2000 by and between Digirad Imaging Systems, Inc., a Delaware corporation, with its principal offices located at 9350 Trade Place, San Diego CA 92126-6334 (hereinafter referred to as "CLIENT") and Medical Management Concepts, Inc., a Pennsylvania corporation having its principal offices located at The Mark Building, 3223 Phoenixville Pike, Suite C, Caller Box 4002, Malvern, PA 19355 (hereinafter referred to as "MMC.")

                  WHEREAS, MMC and CLIENT are parties to that certain "Services Agreement" (the "MMC Services Agreement") dated as of the date hereof;

                  WHEREAS, CLIENT desires, for the purpose of staffing, healthcare professionals to fill positions on a temporary basis for coverage as requested on an as-needed basis;

                  WHEREAS, MMC is willing to provide healthcare professionals to CLIENT to meet CLIENT's temporary staffing needs;

                  WHEREAS, on occasion MMC may have a need to utilize healthcare professionals to meet its own staffing needs on a temporary basis;

                  WHEREAS, CLIENT may, but is not obligated to, provide healthcare professionals employed by it to MMC to meet MMC's temporary staffing needs;

                  THEREFORE, for fair and valuable consideration, the receipt and adequacy of which are hereby acknowledged, CLIENT and MMC agree as follows:

I.       MMC'S RESPONSIBILITIES.

         1.1 MMC will provide healthcare professionals possessing the requisite skills and qualifications to fill specified positions, as defined in writing by CLIENT.

         1.2 MMC will verify that candidate has required experience and licensure as defined by CLIENT for specified position.

         1.3 MMC will provide CLIENT with documentation demonstrating that healthcare professional is fully licensed or certified, or both, dependent upon position requirements, to perform those duties required for the specific position and is knowledgeable about the current standards of practice for the specified position.

         1.4 MMC will provide CLIENT with certificates of Professional Liability Insurance and Worker's Compensation Insurance covering healthcare professional, in nature and amounts satisfactory to CLIENT.

         1.5 MMC will be responsible for all OSHA training, occupational exposure instruction, current PPD and Hepatitis B testing for all healthcare professionals to be provided by it to CLIENT under this Agreement.

         1.6 MMC will be responsible for all compensatory payments, associated taxes or other governmental payments due to or on behalf of healthcare professionals provided by it to CLIENT during the term of the Agreement. MMC agrees and understands that healthcare professionals provided by it to CLIENT are not employees of CLIENT, but rather are employees of MMC for purposes of state and federal tax and any other required withholding, as well as for purposes of any health or other benefits plans, stock plans, 401(k) plans or any other benefits or programs, and any state or federal law or regulation covering employees.

         1.7 MMC will abide by all state and federal wage and hour laws, including properly classifying personnel provided by it to CLIENT. MMC also agrees that it will comply with the provisions of the Immigration Reform and Control Act ("IRCA") in verifying each healthcare professional's right to work in the United States, and will comply with all other applicable labor and employment laws and regulations.

         1.8 MMC represents and warrants that personnel provided by it to CLIENT will not be bound by, and will not enter into, any oral or written agreement with any other party that conflicts in any way with obligations under this Agreement or any agreement made or to be made in connection herewith. CLIENT reserves the right to require personnel provided to it by MMC, as a condition to providing services to client, to execute a separate agreement confirming that no conflict of interest exists.

         1.9 MMC understands and agrees that personnel provided by it to CLIENT will be expected to adhere to CLIENT's policies regarding workplace conduct and may be required, as a condition to providing services to client, to execute a non-disclosure agreement concerning CLIENT's proprietary information and/or inventions.

         1.10 MMC agrees that, at all times during and after the term of this Agreement, it will hold protected information in strictest confidence; will not disclose protected information to any third party without the written consent of CLIENT's CEO; will take all reasonable steps to safeguard protected information; and will not use protected information for any purpose other than supplying personnel to provide services for CLIENT. As noted above, CLIENT reserves the right to require personnel who are to be provided to it by MMC under this Agreement, as a condition to providing services to CLIENT, to execute a separate agreement regarding the safeguarding of protected information. Information is "protected information" where it consists of:

                  o information that CLIENT considers to be proprietary and/or confidential and which was previously or is hereafter disclosed or made available to MMC by CLIENT, including information relating to CLIENT or its business, products, patients or employees that becomes available to MMC due to MMC's access to CLIENT's property, products, patients or employees; or

                  o information that has been or is created, developed, conceived, reduced to practice or discovered by MMC (alone or jointly with others, including MMC's personnel) using any protected information or any property or materials supplied to MMC or MMC's personnel by CLIENT; or

                  o information that was or is created, conceived, reduced to practice, discovered, developed by, or made known to the particular employee of MMC that has been utilized by CLIENT (alone or jointly with others) during the period that such employee was utilized by CLIENT during his or her assignment with CLIENT.

By way of illustration but not limitation, protected information includes: inventions, discoveries, developments, improvements, trade secrets, know-how, ideas, techniques, designs, processes, formulae, data and software (collectively, "inventions"); plans for research, development, new products, marketing and selling; budgeting and financial information; production and sales information including prices, costs, quantities and information about suppliers and customers; information about business relationships and business plans and projections; and information about skills and compensation of CLIENT's employees, consultants or other agency personnel. The use and disclosure restrictions in this section shall also apply to proprietary or confidential information of a third party, including but not limited to patients, received by CLIENT and disclosed to MMC.

II.      CLIENT'S RESPONSIBILITIES.

         2.1 CLIENT will provide a written job description to MMC defining education, training, job experience and any special skills required for the position to aid MMC in choosing qualified candidates.

         2.2 CLIENT will accept a healthcare professional if s/he meets the qualifications for the specific position requested as defined by CLIENT in its written job description; provided that CLIENT shall have the right to refuse where CLIENT has determined that the provided candidate is not qualified for the position requested. If CLIENT feels a healthcare professional does not meet the job qualifications from job description provided, CLIENT will notify MMC in writing. MMC will then provide another healthcare professional as a replacement.

         2.3 CLIENT will notify the MMC representative promptly in writing of any unsatisfactory performance or conduct of a provided healthcare professional.

         2.4 CLIENT will use the provided healthcare professional for all scheduled hours. MMC requires a four (4) hour minimum charge per scheduled day, unless specifically stated otherwise in this Agreement. The minimum four (4) hour charge will apply to CLIENT if cancellation notification is not received by MMC within twenty-four (24) hours prior to the scheduled start time.

         2.5 CLIENT will provide appropriate work schedule to the MMC representative at least one (1) week in advance, unless needed time is specifiable, e.g. every Wednesday.

         2.6 CLIENT must notify MMC in writing at least four (4) weeks before a scheduled holiday if coverage will be needed.

         2.7 CLIENT will take no steps to recruit as its own employees persons who are provided to the CLIENT by MMC during the term of this Agreement, except upon written approval and authorization of MMC or as otherwise agreed in writing by the parties. CLIENT understands that MMC employees are assigned to the CLIENT to render specific services. CLIENT further acknowledges the considerable expense incurred by MMC to advertise, recruit, interview, evaluate, reference check and supervise its employees. Accordingly, CLIENT may not hire MMC supplied personnel, or contract for services through another provider to obtain the services of any MMC personnel who had been provided by MMC during the term of this Agreement to CLIENT, until one (1) year following the date this Agreement expires or is terminated.

         2.8 If CLIENT is discovered to have breached section 2.7, MMC shall be entitled to a payment of 30% of the gross annual salary paid to the healthcare professional by MMC as liquidated damages for each such breach. This remedy shall be in addition to, and not in limitation of, any additional rights, remedies, or damages, to which MMC is or may be entitled at law or in equity. The payment of liquidated damages shall not be construed as a release or waiver by MMC of the right to prevent such violation in equity or otherwise.

III.     PAYMENT.

         3.1      CLIENT shall pay MMC based on the following rates and terms:

                  3.1.1    MMC shall bill CLIENT at the hourly rate as follows:

                           Nuclear Medicine Technologist         $30.00 - $35.00
                           Nuclear Medicine Technologist
                              With Supervisory Experience        $35.00 - $40.00
                           Cardiac Stress Nurse RN               $30.00 - $40.00
                           Cardiac Stress Nurse LPN              $25.00 - $35.00
                           Driver                                $15.00 - $20.00

                  3.1.2 MMC will guarantee the above rates for the effective period of this Agreement. MMC reserves the right to notify CLIENT in writing thirty (30) days prior to renewal of any rate changes.

                  3.1.3 Hours worked shall consist of the time the healthcare professional begins and ends the project or task for which he or she is to be utilized by CLIENT (subject to any applicable minimums) as demonstrated on documentation provided to the CLIENT by and signed by an authorized representative of CLIENT, inclusive of any travel time if in a company van.

IV.      INVOICING.

                  Invoicing will be done on a monthly basis and is due upon receipt. Interest on all accounts receivable over sixty (60) days will be 1.75 per cent per month (21% per annum). Hours will be rounded to the nearest quarter hour for billing purposes. A 2.5 percent discount will be given if payment is received within ten (10) days of the invoice.

V.       HOLIDAYS.

                  Holidays are billed at 1 1/2 times the normal hourly rate. The holiday begins at the start of the day shift and continues through the entire night shift. The recognized holidays are as follows:

                  New Year's Day            Thanksgiving

                  Memorial Day              Day after Thanksgiving

                  July 4th                  Christmas Eve Day

                  Labor Day                 Christmas Day

VI.      OVERTIME.

                  Overtime billing at 1 1/2 times the normal hourly rate will be charged when the same healthcare professional works over forty (40) hours per billing week for CLIENT. MMC understands and agrees that the healthcare professionals provided by it to CLIENT are not to work hours in excess of forty in one week unless requested or authorized to do so in writing by CLIENT.

VII.     NONPAYMENT.

                  In the event of nonpayment of any amounts owing under this agreement, CLIENT agrees to pay all reasonable attorney's fees and legal expenses, incurred by MMC, in connection with the collection of such amounts, within the limits provided by applicable state law.

VIII.    TERMINATION.

         8.1 This Agreement shall terminate as and when the MMC Services Agreement terminates.

         8.2 Upon termination of this Agreement, as provided above, neither party shall have any further obligations accruing after the date of termination, including, without limitation, payment of compensation for provision of personnel, except for those obligations incurred prior to termination.

IX.      INDEMNIFICATION.

         9.1 CLIENT hereby agrees to indemnify, defend and hold harmless MMC, its officers, directors, employees, agents, successors and assigns (each, an "MMC Indemnitee") for and against any and all liabilities, losses, damages, judgements, deficiencies, fines, penalties, settlements and expenses (including, but not limited to, reasonable attorneys' fees, expert fees and other costs of defense) which such MMC Indemnitee suffers and which arises from any act or omission by CLIENT and/or any one or more of CLIENT'S directors, employees, agents, successors and assigns, and which is alleged or determined to be negligent, reckless, intentional, or in violation of law or regulation in connection with this Agreement. CLIENT'S obligations hereunder shall apply whether or not MMC Indemnitee is determined or alleged to be solely, jointly and/or severally liable.

         9.2 MMC hereby agrees to indemnify, defend and hold harmless CLIENT, its officers, directors, employees, agents, successors and assigns (each, a "CLIENT Indemnitee") for and against any and all liabilities, losses, damages, judgements, deficiencies, fines, penalties, settlements and expenses (including, but not limited to, reasonable attorneys' fees, expert fees and other costs of defense) which such CLIENT Indemnitee suffers and which arises from any act or omission by MMC and/or any one or more of MMC'S directors, employees, agents, successors and assigns, and which is alleged or determined to be negligent, reckless, intentional, or in violation of law or regulation in connection with this Agreement. MMC'S obligations hereunder shall apply whether or not CLIENT Indemnitee is determined or alleged to be solely, jointly and/or severally liable.

X.       MISCELLANEOUS.

         10.1 The term of this Agreement may be modified or extended upon the mutual written agreement of the parties.

         10.2 CLIENT and MMC agree that nothing in this agreement shall be construed as creating an employment relationship between CLIENT and healthcare professionals; nor is this Agreement intended to create an agency relationship between CLIENT and MMC . In other words, neither of the parties hereto nor any of their respective representatives or employees shall be construed to be the agent, the employer, representative or employee of the other.

         10.3 Neither party may assign any of its rights or delegate any of its responsibilities without prior consent of the other, which consent shall not be unreasonably withheld.

         10.4 Neither party will discriminate on the basis of race, color, sex, creed, national origin, age, handicap/disability, sexual preference, military status or any other basis prohibited by state and/or federal law. MMC is an equal opportunity employer.

         10.5 This Agreement has been negotiated, executed and is to be performed in and shall be governed by the laws of the Commonwealth of Pennsylvania.

         10.6 This is the entire agreement between the parties with regard to the matters set forth herein. There are no third party beneficiaries of this Agreement. This Agreement is in addition to the rights and obligations of the parties set forth in the MMC Services Agreement which deals with matters other than those set forth herein.

         10.7 All notices to be given by either party to the other shall be in writing and be sent by certified mail, postage prepaid, return receipt requested or by recognized courier service, and shall be deemed given on the date so mailed to the address of the party to whom given. For purposes of this Agreement, notices to be given to MMC shall be delivered to:

                           Medical Management Concepts, Inc.
                           The Mark Building
                           3223 Phoenixville Pike
                           Suite C, Caller Box 4002
                           Malvern, PA  19355

                  And notices to CLIENT shall be delivered to:

                           Digirad Imaging Systems, Inc.
                           9350 Trade Place
                           San Diego, CA  92126
                           Facsimile No.: (858) 549-7714
                           Attention:       Chief Executive Officer

XI.      CLIENT'S PROVISION OF PERSONNEL TO MMC.

                  As noted in the Recitals, it is contemplated by the parties that from time to time, MMC may desire to utilize healthcare professionals who are employed by CLIENT to meet MMC's temporary staffing needs. If written request for such staffing is made by MMC to CLIENT, CLIENT may, but is not required to, provide its own healthcare professionals to MMC to meet such temporary staffing needs. If CLIENT does in fact provide personnel to MMC, then the terms of this Agreement (including the rates of compensation) shall apply and (i) MMC shall have all the rights and responsibilities of CLIENT, as specified herein, with respect to the engagement pursuant to which CLIENT provides personnel to MMC, and (ii) CLIENT shall have all the rights and responsibilities of MMC, as specified herein, with respect to the engagement pursuant to which CLIENT provides personnel to MMC.


                           [SIGNATURE PAGE TO FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed as of the date first above written.


                                       DIGIRAD IMAGING SYSTEMS, INC.



                                       BY:
                                          --------------------------------------
                                       NAME:
                                             -----------------------------------
                                       TITLE:
                                              ----------------------------------



                                       MEDICAL MANAGEMENT CONCEPTS, INC.



                                       BY:
                                          --------------------------------------
                                       NAME:
                                             -----------------------------------
                                       TITLE:
                                              ----------------------------------

                                    EXHIBIT D

                               MARK BUILDING LEASE


                               SUB-LEASE AGREEMENT

                  Medical Management Concepts, Inc., a Pennsylvania corporation ("MMC") agrees to sub-lease to Digirad Imaging Systems, Inc. a Delaware corporation (Digirad") space within the premises located at The Mark Building 3223 Phoenixville Pike, Suite C. Malvern, PA 19355 (the "Mark Building") for the use of conducting business in the ordinary course of the administration of Digirad's cardiovascular medical testing business to be performed by Digirad or its designated employees or agents at the Mark Building. The leased area (the "Leased Area") shall encompass as much square footage of the Mark Building required by Digirad not to exceed five hundred (500) square feet, together with access to all common spaces and a non-exclusive easement for egress and ingress to leased premises over the existing streets, driveways and rights-of way in connection with the Mark Building.

                  a. The term of this lease shall be co-extensive with that certain "Services Agreement" made September 29, 2000 by and among Digirad, MMC, and Jeffrey Mandler in his individual capacity. The Leased Area shall be utilized up to seven day(s) per week in accordance with Digirad's requirements.

                  b. Digirad shall have the right to terminate the lease at any time by giving MMC thirty (30) days written notice.

                  c. No rent or any other fees shall be owing by Digirad to MMC under this agreement because it is acknowledged and agreed that the compensation and other fees paid to MMC under the Services Agreement referenced in section a. hereof also compensate MMC for this Sub-Lease Agreement.

                  d. Digirad and its employees and agents shall be permitted to use any and all utilities associated with the leased and common space, as well as computers, printers, office supplies, facsimile machines, telephones, and other items reasonably necessary to the conduct of Digirad's business. All such items shall be provided by MMC at no cost to Digirad.

                  e. MMC and MMC's agents shall have the right to enter the leased premises at all reasonable times, but shall not interfere with Digirad (or any employees or agents of Digirad) or the business operations of Digirad.

                  f. MMC shall not be responsible for loss of or damage to or theft of the contents of the Leased Area belonging to MMC, except in the case of willful or negligent acts of MMC or its agents, guests, or employees.

                  g. MMC agrees to maintain policies of comprehensive general liability insurance with regard to the Leased Area.

                  h. Digirad shall not have the right to sublease, assign, mortgage or pledge the Leased Area without first obtaining the written consent of MMC.

                  i. MMC agrees to cooperate with Digirad and to provide Digirad with any and all things or consents reasonably necessary to enable Digirad to use the Leased Area in order for Digirad to operate its business. MMC agrees to execute any additional documents requested by Digirad to effectuate the intent of this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Sub-Lease Agreement to be duly executed as of September 29, 2000.



Medical Management Concepts, Inc.           Digirad Imaging Systems, Inc.

By:________________________________         By:_________________________________

Its:_______________________________         Its:________________________________

                                    EXHIBIT K

                                     OMITTED

                                    EXHIBIT L


                              CONSULTING AGREEMENT



                  THIS CONSULTING AGREEMENT ("Agreement"), dated as of September 29, 2000, is entered into by and among DIGIRAD IMAGING SYSTEMS, INC., a Delaware corporation (the "Company") and Jeffrey Mandler, an individual (the "Consultant").

                  WHEREAS, Jeffrey Mandler ("Mandler") is the principal and sole shareholder of NUCLEAR IMAGING SYSTEMS, INC. ("NIS") which is a debtor and debtor in possession in chapter 11 case No. 00-19698 and is also the principal of Cardiovascular Concepts, P.C. ("CVC") the debtor and debtor in possession in chapter 11 case no. 00-19697, both of which chapter 11 cases have been consolidated together for administrative purposes (together, the "Bankruptcy Case"), and both of which are pending in the United States Bankruptcy Court for the Eastern District of Pennsylvania (the "Bankruptcy Court");

                  WHEREAS, Mandler is himself a debtor in a chapter 11 case (the "Mandler Case") before the Bankruptcy Court;

                  WHEREAS, NIS and CVC have entered into an asset purchase agreement (the "A/P Agreement") which has been approved by the Bankruptcy Court and by which the Company has purchased the "Mobile Business" from NIS and CVC;

                  WHEREAS, the Company desires the Consultant to provide the services described herein and in the Attachments hereto, and the Consultant desires to provide such services to the Company, on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the mutual covenants set forth in this Agreement and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Consultant hereby agree as follows:

                  1. TERM. The Company hereby retains the Consultant as an independent contractor to provide the Consulting Services (defined below) to the Company for a period of three (3) years (the "Initial Term") commencing on the Commencement Date (defined below), subject to termination as and when set forth in Section 10. This Agreement shall automatically renew for additional six (6) month terms (each an "Subsequent Period") unless either party has provided the other party with notice of its intent not to renew, at least thirty (30) days prior to the end of the Initial Period or any Subsequent Period, as the case may be, or unless terminated as set forth in Section 10. The Initial Period and all Subsequent Periods, if any, shall collectively be referred to herein as the "Consulting Period." The term "Commencement Date" shall mean the date when all of the following are true: (a) all the conditions precedent to the effectiveness of that certain Asset Purchase Agreement between the Company, NIS and CVC dated as of September 29, 2000 have been satisfied, including the execution and delivery to the Company by Consultant of that certain "Non-Competition and Non-Disclosure Agreement" in the form of Exhibit "E" to the Asset Purchase Agreement (the "Non-Competition Agreement"); (b) the

"Services Agreement" between Medical Management Concepts, Inc. ("MMC") and the Company has been fully executed and all conditions precedent to its effectiveness have been satisfied; (c) this Agreement has been fully executed, and (d) the Company (in the exercise of its reasonable discretion) has no insecurity as to the enforceability of this agreement by the Company.

                  2. NATURE OF CONSULTING SERVICES. During the Consulting Period, the Consultant shall perform such services for the Company as may be requested from time to time by the Company, including, but not limited to, those services set forth in Attachment A hereto (the "Consulting Services"). The Consultant shall report directly to the Chief Executive Officer (or his designee) of the Company and shall provide the Consulting Services in accordance with the instructions of the Chief Executive Officer of the Company.

                  3. TIME AND EFFORT. The Consultant shall provide the Consulting Services personally at such times and locations as shall be requested by the Company; provided, however, that under no circumstances shall Consultant spend less than sufficient time to perform the services required and described in Attachment A and all applicable laws, rules and regulations relating to the Consulting Services. The Consultant shall be available at all times during the normal business hours of the Company to provide the Consulting Services by telephone or in person.

                  4.       METHOD OF PERFORMING SERVICES.

                           a.       PERFORMANCE OF OBLIGATIONS BY THE
CONSULTANT. Subject to the terms of this Agreement, the Consultant and the Company shall together determine the method, details and means of performing the Consulting Services to be provided under this Agreement. Except as set forth in the description of the Consulting Services on Attachment A, the Consultant shall have no authority to obligate or incur on behalf of the Company any expense, liability or obligation, or to enter into any contract on behalf of the Company with respect to any expense, liability or obligation, without the prior written approval of the Company. The Consultant shall in all respects perform the Consulting Services required to be performed by the Consultant hereunder in a diligent and competent manner and shall comply with all laws and regulations applicable thereto.

                           b.       COOPERATION BY THE COMPANY. The Company
shall provide access to all documents and other information reasonably necessary to enable the Consultant to perform the Consulting Services under this Agreement. In the event that the Consultant deems it appropriate to perform on the Company's premises any or all of its duties hereunder, the Company shall furnish office space on its premises for use by the Consultant during the Consulting Period for such purposes.

                           c.       ACKNOWLEDGEMENT OF REPORTING RELATIONSHIPS.
The Consultant further acknowledges and agrees that all advice, recommendations and other communications between the Consultant and the Company contemplated hereunder will be made between the Consultant and the Chief Executive Officer of the Company, or such other personnel as shall be designated by the Chief Executive Officer.

                           d.       CERTIFICATION AND TRAINING. The Consultant
represents and warrants that he is familiar with the business of providing mobile nuclear imaging services.

                           e.       USE OF NAMES. In its efforts, Consultant
will use the Company's then-current names for the Services (but will not represent or imply that he or any other person or entity other than the Company is the Company or is a part of the Company and will obtain the Company's prior written approval of any such use) and will not add to, delete from or modify any sales or marketing documentation or forms provided by the Company, except with the prior written consent of the Company. Consultant will not otherwise use or register (or make any filing with respect to) any trademark, name or other designation relevant to the subject matter of this Agreement anywhere in the world. Consultant will not contest anywhere in the world the use by the Company or use authorized by the Company of any trademark, name or other designation relevant or similar to the subject matter of this Agreement or application or registration therefor, whether during or after the term of this Agreement. Consultant acknowledges and agrees that Consultant has no interest in or right to the Company's names, designations or trademarks, or any label or design or other marks used in connection with the Company or the Services. Consultant further acknowledges and agrees that all of its use of such trademarks, names or other designations shall inure to the benefit of the Company.

                  5.       COMPENSATION.

                           a.       STOCK INCENTIVES. As an inducement to
Consultant to enter into this Agreement and the Non-Competition Agreement, and to perform the Consulting Services in an exceptional manner, Consultant shall receive common stock in DIGIRAD CORPORATION, a Delaware corporation ("Digirad"), the parent corporation of the Company up to an aggregate number of 150,000 shares, provided Consultant meets the terms and conditions of the "earn out" criteria described below:

                           "EARN OUT" CRITERIA. If the "Revenue" (defined below) actually collected by the Company on account of the Mobile Business acquired by the Company from NIS and CVC pursuant to that certain Asset Purchase Agreement dated as of September 29, 2000 exceeds $5,500,000 during the first 12 calendar months of the Consulting Period, Consultant shall receive 50,000 shares of common stock. If such Revenue as is collected by the Company during the second 12 calendar-month period of the Consulting Period exceeds the actual Revenue collected during the first 12 calendar-month period of the Consulting Period by at least 10%, Consultant shall receive an additional 50,000 shares of common stock of Digirad. If such Revenue as is collected by the Company during the third 12 calendar-month period of the Consulting Period exceeds the actual Revenue collected during the second 12 calendar-month period of the Consulting Period by at least 10%, Consultant shall receive an additional 50,000 shares of common stock of Digirad for a potential aggregate of 150,000 shares. If the Revenue collected in the second 12 months of the Consulting Period is insufficient to entitle Consultant to the second tranche of $50,000 shares of the Company, Consultant shall be eligible during the third 12 months of the Consulting Period to receive a second tranche of 50,000 shares if and only if the third year goal is met at the same level as though the second year's goal had been met.

For the purposes of this section 5, "Revenue" is defined as cash collected by or on behalf of the Company for services billed during the particular 12-month period tested, measured at the conclusion of the third calendar month after the 12-month period tested and which Revenue has been generated by the Mobile Business from services rendered in New Jersey, Pennsylvania, North Carolina, Delaware, Maryland, and the District of Columbia only.

                           b.       REIMBURSEMENT OF EXPENSES. The Company shall
reimburse the Consultant for all reasonable out-of-pocket expenses incurred by the Consultant in connection with the performance of the Consulting Service. Reimbursement of such approved expenses shall be paid by the Company within fifteen (15) business days after receipt of a written statement of the Consultant setting forth (in reasonable detail) the description and amount of such incurred expenses.

                           c.       NO OTHER COMPENSATION. The Company shall not
be under any obligation to provide any salary, benefits or other compensation to Consultant other than as explicitly set forth herein.

                  6. CONFIDENTIAL NON-DISCLOSURE. During the Consulting Period and at all times thereafter, Consultant agrees as follows:

                           a.       DEFINITION OF CONFIDENTIAL INFORMATION.
Consultant understands that the Company possesses and will possess Proprietary Information which is important to its business. For purposes of this Agreement, "Proprietary Information" is information that was or will be developed, created, or discovered by or on behalf of the Company, or which became or will become known by, or was or is conveyed to the Company, which has commercial value in the Company's business. "Proprietary Information" includes, but is not limited to, information about trade secrets, product specifications, data, procedures, know-how, formulae, compositions, processes, designs, sketches, photographs, graphs, drawings, samples, inventions, models, documentation, techniques, diagrams, flowcharts, new products and new technology information, product prototypes, product copies, manufacturing, development or marketing techniques, material development or marketing timetables, strategies and development plans, and ideas, past, current and planned research and development, current and planned manufacturing distribution methods and processes, customer lists, current and anticipated customer requirements, price lists, market studies, business plans, computer software and programs computer programs, software, source code, object code, algorithms, designs, technology, ideas, know-how, processes, formulas, compositions, data, techniques, improvements, inventions (whether patentable or not), works of authorship, business and product development plans, the salaries and terms of compensation of Company employees and other consultants, customers and other information concerning the Company's actual or anticipated business, research or development, or which is received in confidence by or for the Company from any other person. Consultant understands that the consulting arrangement between Consultant and the Company creates a relationship of confidence and trust between Consultant and the Company with respect to Proprietary Information.

                           b.       Consultant understands that the Company
possesses or will possess "Company Materials" which are important to its business. For purposes of this Agreement, "Company Materials" are documents or other media or tangible items that contain or embody Proprietary Information or any other information concerning the business, operations or plans of the Company, whether such documents have been prepared by Consultant or by others. "Company Materials" include, but are not limited to, blueprints, drawings, photographs, charts, graphs, notebooks, customer lists, computer disks, tapes or printouts, sound recordings and other printed, typewritten or handwritten documents, as well as samples, prototypes, models, products and the like.

                           c.       All Proprietary Information and all title,
patents, patent rights, copyrights, mask work rights, trade secret rights, and other intellectual property and rights anywhere in the world (collectively "Rights") in connection therewith shall be the sole property of the Company. Consultant hereby assigns to the Company any Rights Consultant may have or acquire in such Proprietary Information. At all times, both during the term of this Agreement and after its termination, Consultant will keep in confidence and trust and will not use or disclose any Proprietary Information or anything relating to it without the prior written consent of an officer of the Company. Consultant acknowledges that any disclosure or unauthorized use of Proprietary Information will constitute a material breach of this Agreement and cause substantial harm to the Company for which damages would not be a fully adequate remedy, and, therefore, in the event of any such breach, in addition to other available remedies, the Company shall have the right (without posting any bond or other security) to obtain temporary, preliminary and/or permanent injunctive relief.

                           d.       All Company Materials shall be the sole
property of the Company. Consultant agrees that during the term of this Agreement, Consultant will not remove any Company Materials from the business premises of the Company or deliver any Company Materials to any person or entity outside the Company, without the Company's prior express written consent. Consultant further agrees that, immediately upon the Company's request and in any event upon completion of the Consulting Services, Consultant shall deliver to the Company all Company Materials, any documents, apparatus, equipment and other physical property or any reproduction of such property used in connection with the performance of the Consulting Services. At all times before or after completion of the Consulting Services, the Company shall have the right to examine any materials relating thereto to ensure Consultant's compliance with the provisions of this Agreement.

                           e.       Consultant agrees to perform, during and
after the term of this Agreement, all acts deemed necessary or desirable by the Company to permit and assist it, in evidencing, perfecting, obtaining, maintaining, defending and enforcing Rights in any and all countries. Such acts may include, but are not limited to, execution of documents and assistance or cooperation in legal proceedings. Consultant hereby irrevocably designates and appoints the Company and its duly authorized officers and agents, as Consultant's agents and attorneys-in-fact to act for and in behalf and instead of Consultant, to execute and file any documents and to do all other lawfully permitted acts to further the above purposes with the same legal force and effect as if executed by Consultant.

                           f.       Consultant represents that performance of
all the terms of this Agreement will not breach any agreement to keep in confidence proprietary information acquired by Consultant in confidence or in trust prior to the execution of this Agreement. Consultant has not entered into, and Consultant agrees not to enter into, any agreement either written or oral that conflicts or might conflict with Consultant's performance of the Services under this Agreement.

                  7. NON-COMPETITION. In addition to the obligations of Consultant under the Non-Competition Agreement, and not in lieu thereof, Consultant agrees that commencing on the execution of this Agreement and continuing until three years after the Consultation Period, Consultant will not, without the express written permission of Company, as an employee, agent, consultant, advisor, independent contractor, general partner, officer, director, stockholder, investor, lender or guarantor of any corporation, partnership or other entity, or in any other capacity directly or indirectly:

                           a.       Participate or engage in the design,
development, manufacturing, production, marketing, sale or servicing of any product, or the provision of any service, that directly relates to Mobile Nuclear Imaging Services (the "Business") in the United States or in any country in the world;

                           b.       Induce or attempt to induce any person who
at the time of such inducement is an employee of the Company or the Company's subsidiaries to perform work or services for any other person or entity other than the Company or its subsidiaries;

                           c.       Induce or attempt to induce any customer or
client of either the Company or NIS to cease doing business with the Company or to switch some or all of their business from Company to another provider of services similar to those provided by the Company, or

                           d.       Permit the name of Consultant to be used in
connection with a competitive Business.

Notwithstanding the foregoing, Consultant will not be prohibited from competing with the Company in the United States or another country, if the Company or its affiliates, or any entity deriving title to their good will or capital stock, ceases to carry on a like Business therein; provided, however, that this exception to Consultant's covenant not to compete only applies to the state or country in which the Business of the Company was previously but is no longer carried on and does not affect the enforceability of this Paragraph in the states or countries in which the Business is continued.

                  As partial consideration for the foregoing provisions of this
Section 7, the Company agrees that so long as Consultant does not breach any provision of this Section 7 (or otherwise materially breach this Agreement or the Non-Competition Agreement), Consultant's entitlement to receive the stock referred to in Section 5 shall be subject to a minimum distribution of 100,000 shares which, if not previously distributed to Consultant, shall be distributed at the conclusion of the 3 years during which Consultant is not permitted to compete as described in this Section 7.

                  8.       SAVINGS CLAUSE. If any restriction set forth in
Section 7 above is held to be unreasonable, then Consultant agrees, and hereby submits, to the reduction and limitation of such prohibition to such area or period as shall be deemed reasonable. Consultant agrees that during the period Consultant renders services to the Company, Consultant will not engage in any employment, business, or activity that is in any way competitive with the Mobile Business of the Company (or natural or likely expansions thereof), and Consultant will not assist any other person or organization in competing with the Company or in preparing to engage in competition with the Mobile Business of the Company (or natural or likely expansions thereof).

                  9. INJUNCTIVE RELIEF. Consultant expressly agrees that the covenants set forth in Sections 7(a) and 7(c) are reasonable and necessary to protect the Company and its legitimate business interests, and to prevent the unauthorized dissemination of confidential Information to competitors of the Company. Consultant also agrees that the Company will be irreparably harmed and that damages alone cannot adequately compensate the Company if there is a violation of Sections 6 or 7 by Consultant, and that injunctive relief against Consultant is essential for the protection of the Company. Therefore, in the event of any such breach, it is agreed that, in addition to any other remedies available, the Company shall be entitled as a matter of right to injunctive relief in any court of competent jurisdiction, plus attorneys' fees actually incurred for the securing of such relief.

                  10. TERMINATION OF CONSULTING PERIOD. As noted above, the Consulting Period shall end at the end of the Initial Period plus each Subsequent Period as becomes effective, unless the period is terminated sooner under this Section 10. The Consulting period may be terminated prior to the conclusion of the Initial Period or any ensuing Subsequent Period as and when set forth below:

                           a.       Immediately upon the liquidation or
dissolution of the Company, or the transfer of all or substantially all of the assets of the Company to a third party, other than the transfer to an entity controlled by the Company or Digirad, the Consulting Period shall terminate, in which case, the remaining stock subject to the earn out for any period for which Consultant may still be eligible shall be promptly transferred to Consultant as full compensation for and discharge of any damages Consultant may suffer as a result of the early termination of the Consulting Period;

                           b.       Thirty (30) days after Consultant has
received written notice from the Company the Consultant has materially breached this Agreement, in which case, Consultant shall not be entitled to receive any further compensation or stock as provided for in this Agreement. Examples of material breach shall include, but not be limited, breaches of Section 6 or 7 of this Agreement,

                           c.       Sixty (60) days after Consultant provides
notice to the Company that Consultant desires to cease providing services to the Company hereunder, in which case: (i) if Consultant provides such notice of termination of the Consulting Period without cause, Consultant shall not be entitled to receive any further compensation or stock as provided for in this Agreement, and (ii) if Consultant provides such notice of termination of the Consulting Period due to alleged material breach by the Company, the remaining stock subject to the earn out for any period for which Consultant may still be eligible shall be promptly transferred to

Consultant as full compensation for and discharge of any damages Consultant may suffer as a result of the early termination of the Consulting Period. Material breach by the Company shall be limited to the failure to deliver stock to Consultant as set forth herein,

                  11. INDEPENDENT CONTRACTOR. Nothing herein contained shall be deemed to create an agency, joint venture, partnership or franchise relationship between parties hereto. Consultant acknowledges that it is an independent contractor, is not an agent or employee of the Company and is not entitled to any Company employment rights or benefits and is not authorized to act on behalf of Company. Consultant shall be solely responsible for any and all tax obligations of Consultant, including but not limited to, all city, state and federal income taxes, social security withholding tax and other self employment tax incurred by Consultant. Company shall not dictate the work hours of Consultant during the term of this Agreement. Anything herein to the contrary notwithstanding, the parties hereby acknowledge and agree that Company shall have no right to control the manner, means, or method by which Consultant performs the services called for by this Agreement. Rather, Company shall be entitled only to direct Consultant with respect to the elements of services to be performed by Consultant and the results to be derived by Company, to inform Consultant as to where and when such services shall be performed, and to review and assess the performance of such services by Consultant for the limited purposes of assuring that such services have been performed and confirming that such results were satisfactory. Company shall be entitled to exercise broad general power of supervision and control over the results of work performed by Consultant's personnel to ensure satisfactory performance, including the right to inspect, the right to stop work, the right to make suggestions or recommendations as to the details of the work, and the right to propose modifications to the work.

                  12. INDEMNIFICATION. The Consultant shall indemnify, defend and hold harmless the Company and its partners, shareholders, officers, directors, employees, affiliates, agents, representatives, attorneys, successors and assigns, and each of them (each a "Company Indemnitee"), from and against all losses, liabilities, damages, costs and expenses of any nature whatsoever (including, without limitation, reasonable attorneys' fees and costs related thereto) which any such Company Indemnitee may suffer or incur as the result of the negligence or misconduct of the Consultant in the performance of the Consulting Services under this Agreement. Without limiting the generality of the foregoing, the parties specifically agree that the indemnity provisions of this
Section 9 shall include any and all losses, liabilities, damages, costs, expenses and lost profits incurred by the Company associated with any loss of the services of the Consultant. The Company hereby agrees to indemnify and hold Consultant harmless from and against all suits, claims, actions, demands, losses, liabilities, damages, settlements, penalties, fines, lost profits, costs and/or expenses, including without limitation reasonable legal expenses and attorneys' fees incurred by Consultant directly or indirectly as a result of the Company's conduct of the Mobile Business

                  13. SURVIVAL OF CERTAIN RIGHTS AND OBLIGATIONS. Termination of the Consulting period shall not terminate this Agreement. Thus, although Consultant shall no longer be required to provide Consulting Services to the Company and the Company shall not be obligated to provide any further stock or compensation to Consultant after termination of the Consulting Period, the remaining obligations, such as those set forth in Section 6, 7, and 12 shall remain in full force and effect.

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                  14.      NOTICES. All notices, requests and other
communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally against written receipt or by facsimile transmission with answer back confirmation or mailed (postage prepaid by certified or registered mail, return receipt requested) or by overnight courier to the parties at the following addresses or facsimile numbers:

                  If to the Consultant, to:

                           Jeffrey Mandler
                           c/o Nuclear Imaging Systems, Inc.
                           The Mark Building
                           3223 Phoenixville Pike, Suite C
                           Malvern , PA 19355
                           Facsimile No:  (610) 296-1176

                  If to the Company, to:

                           Digirad Imaging Systems, Inc.
                           9350 Trade Place
                           San Diego, CA  92126
                           Facsimile No.: (858) 549-7714
                           Attention:       Chief Executive Officer

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section 14, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section 14, be deemed given upon receipt, and (iii) if delivered by mail in the manner described above to the address as provided in this Section 14, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

                  15. OBLIGATIONS CONTINGENT ON PERFORMANCE. The obligations of the Company hereunder, including its obligation to pay the compensation provided for herein, are contingent upon the Consultant's performance of its obligations hereunder.

                  16. ENTIRE AGREEMENT. This Agreement, the Purchase Agreement and the documents executed in connection with the Purchase Agreement, supersede all prior discussions and agreements among the parties with respect to the subject matter hereof and contain the sole and entire agreement between the parties hereto with respect thereto.

                  17. WAIVER. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party hereto of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.

                  18. AMENDMENT. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

                  19. NO THIRD PARTY BENEFICIARY. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and the Company's successors or assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other person or entity.

                  20. NO ASSIGNMENT; BINDING EFFECT. This Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and any successors or assigns of the Company. The Consultant shall not be entitled to assign its right, interest or obligations under this Agreement without the prior written consent of the Company.

                  21. HEADINGS. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

                  22. SEVERABILITY. The Company and the Consultant intend all provisions of this Agreement to be enforced to the fullest extent permitted by law. Accordingly, if a court of competent jurisdiction determines that the scope and/or operation of any provision of this Agreement is too broad to be enforced as written, the Company and the Consultant intend that the court should reform such provision to such narrower scope and/or operation as it determines to be enforceable. If, however, any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future law, and not subject to reformation, then (i) such provision shall be fully severable, (ii) this Agreement shall be construed and enforced as if such provision was never a part of this Agreement, and (iii) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by illegal, invalid, or unenforceable provisions or by their severance.

                  23. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Pennsylvania applicable to contracts executed and performed in such State, without giving effect to conflicts of laws principles.

                  24. ARBITRATION. The Consultant agrees that any and all disputes that the Consultant has with the Company or any of its employees, which arise out of the Consultant's employment hereunder, the termination of the Consultant's services, or under the terms of this Agreement, shall be resolved through final and binding arbitration. This shall include, without limitation, disputes relating to this Agreement, any disputes regarding the Consultant's employment by the Company or the termination thereof, claims for breach of contract or breach of the covenant of good faith and fair dealing, and any claims of discrimination or other claims under any federal, state or local law or regulation now in existence or hereinafter enacted and as amended from time to time concerning in any way the subject of the Consultant's employment with the Company or its termination. Binding arbitration will be conducted in Philadelphia, Pennsylvania, in accordance with the rules and regulations of the American Arbitration

Association. Each party will bear one half of the cost of the arbitration filing and hearing fees, and the cost of the arbitrator. Each party will bear its own attorneys' fees, unless otherwise decided by the arbitrator. The Consultant understands and agrees that the arbitration shall be instead of any civil litigation and that the arbitrator's decision shall be final and binding to the fullest extent permitted by law and enforceable by any court having jurisdiction thereof. Each party will bear one half of the cost of the arbitration filing and hearing fees, and the cost of the arbitrator. Each party will bear its own attorneys' fees, unless otherwise decided by the arbitrator. Each party will bear one half of the cost of the arbitration filing and hearing fees, and the cost of the arbitrator. Each party will bear its own attorneys' fees, unless otherwise decided by the arbitrator. The parties understand and agree that the arbitration shall be instead of any civil litigation and that the arbitrator's decision shall be final and binding to the fullest extent permitted by law and enforceable by any court having jurisdiction thereof. Each party shall be entitled to pre-hearing discovery as provided by California Code of Civil Procedure Section 1283.05 (notwithstanding that Pennsylvania law is otherwise applicable).

                  25. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by facsimile, each of which will be deemed an original, but all of which together will constitute one and the same agreement.

                  IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement as of the date first above written.


                                    DIGIRAD IMAGING SYSTEMS, INC.,
                                    a Delaware corporation


                                    By:
                                        ------------------------------------
                                    Name:
                                          ----------------------------------
                                    Title:
                                           ---------------------------------



                                    CONSULTANT



                                    ----------------------------------------
                                    JEFFREY MANDLER

                                  ATTACHMENT A

                       DESCRIPTION OF CONSULTING SERVICES


MARKETING, ADMINISTRATION AND PROMOTION. Consultant shall use its best efforts to actively market, promote and administer the Mobile Business as directed by the Company ("Services") on a continuing basis, shall comply with good business practices and all applicable laws and regulations and shall diligently perform all other duties as mutually agreed upon herein.